File Nos. 333-174627

811-22564

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 21, 2013

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 10	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 12	☒

GMO SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

40 Rowes Wharf, Boston, Massachusetts 02110

(Address of principal executive offices)

617-330-7500

(Registrant’s telephone number, including area code)

with a copy to:

Thomas R. Hiller, Esq.
J.B. Kittredge, Esq.	Ropes & Gray LLP
GMO Series Trust	Prudential Tower
40 Rowes Wharf	800 Boylston Street
Boston, Massachusetts 02110	Boston, Massachusetts 02199
(Name and address of agents for service)

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b), or
☐	On , pursuant to paragraph (b), or
☐	60 days after filing pursuant to paragraph (a)(1), or
☐	On , pursuant to paragraph (a)(1), or
☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485.

This filing relates solely to GMO International Opportunities Equity Allocation Series Fund. No information contained herein is intended to amend or supersede any prior filing relating to any other series of the Registrant.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	May 21, 2013

GMO Series Trust

Prospectus

August [    ], 2013

■ GMO International Opportunities Equity Allocation Series Fund

Class R4: —

Class R5: —

Class R6: —

Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf • Boston, Massachusetts 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares of the Fund are not available for purchase in Montana, Nebraska, or Oklahoma.

i

GMO International Opportunities Equity Allocation Series Fund

FUND SUMMARY

Investment objective

Total return greater than that of its benchmark, the MSCI EAFE Index.

Fees and expenses

The tables below describe the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Annual Fund operating expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6
Management fee[2]	0.00%	0.00%	0.00%
Distribution and service (12b-1) fee[3]	0.25%	0.10%	None
Other expenses[4]	0.06%	0.06%	0.06%
Acquired fund fees and expenses[5]	0.61%	0.61%	0.61%
Total annual fund operating expenses	0.92%	0.77%	0.67%
Expense reimbursement[6]	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after expense reimbursement	0.91%	0.76%	0.66%

[1]

The amounts represent an estimate based on the Fund’s operating expenses incurred during its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and GMO International Opportunities Equity Allocation Fund (“IOEAF”), the underlying fund in which the Fund invests.

[2]	Neither the Fund nor IOEAF charges a management fee, but each indirectly bears the management fees of the underlying funds in which IOEAF invests.
[3]	Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.
[4]	“Other expenses” include administration fees of 0.05%.
[5]

These indirect expenses include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of transaction fees) and indirect transaction fees were approximately 0.60% and 0.01%, respectively.

[6]

Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. This reimbursement will continue through at least August [     ], 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect expense reimbursements and both amounts shown include the expenses of both IOEAF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year*	3 Years
Class R4	$93	$292
Class R5	$78	$245
Class R6	$67	$213

*	After reimbursement

1

Portfolio turnover

The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the date of this Prospectus, the Fund’s portfolio turnover rate is not available.

Principal investment strategies

The Fund invests substantially all of its assets in GMO International Opportunities Equity Allocation Fund (“IOEAF”), which invests primarily in shares of other funds managed by GMO (“GMO Funds”). The Fund’s investment objective and principal investment strategies, therefore, are substantially similar to those of IOEAF. References to the Fund may refer to actions undertaken by the Fund or IOEAF. The Fund’s investment adviser, GMO, is also the investment adviser to IOEAF.

The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds and the GMO Global Equity Funds. In addition, the Fund may invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund, and GMO Alternative Asset Opportunity Fund (the GMO Funds in which the Fund invests are collectively referred to herein as the “underlying Funds”). The Fund may invest in securities and derivatives directly.

Although the Fund’s primary exposure is to non-U.S. equity investments (which may include emerging country equities, both growth and value style equities and equities of any market capitalization), the Fund also may have exposure to non-U.S. and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), as well as to commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests (including through investment in the underlying Funds) at least 80% of its assets in equity investments (see “Name Policy”). The term “equity investments” refers to direct and indirect (e.g., through the underlying Funds) investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts.

The Manager uses multi-year forecasts of returns and risk among asset classes (e.g., non-U.S. equity, emerging country equity, emerging country debt, non-U.S. fixed income, U.S. fixed income, and commodities) to select the underlying Funds in which the Fund invests and to decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. The Manager changes the Fund’s holdings of the underlying Funds in response to changes in its investment outlook and market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments.

The Fund also may invest in GMO U.S. Treasury Fund, another fund managed by GMO, and unaffiliated money market funds.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying Funds. Because the Fund invests substantially all of its assets in IOEAF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through IOEAF, which include those outlined in the following brief summary of principal risks. Some of the underlying Funds of IOEAF are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those Funds may affect their performance more than if they were diversified investment companies. In addition to the risks to which the Fund is exposed through its investment in IOEAF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of IOEAF.

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•	Market Risk – Equities – The market price of equities may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these investments often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•	Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. markets are less stable, smaller, less liquid, and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments, and (iii) the repatriation of proceeds generated from the sale of those investments. Also, many non-U.S. markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. The Fund’s portfolio managers may use quantitative analyses and models, and any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement the Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•	Currency Risk – Fluctuations in exchange rates can adversely affect the market value of non-U.S. currency holdings and investments denominated in non-U.S. currencies.

•	Liquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund or an underlying Fund from selling particular securities or unwinding derivative positions at desirable prices.

•	Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, liquidity risk, currency risk, and counterparty risk.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in IOEAF and the underlying Funds in which it invests, including the risk that IOEAF and those underlying Funds will not perform as expected. Because the Fund bears the fees and expenses of IOEAF and the underlying Funds in which it invests, a reallocation of IOEAF’s investments to underlying Funds with higher fees or expenses will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.

•	Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•	Natural Resources Risk – To the extent an underlying Fund concentrates its assets in the natural resources sector, the value of its portfolio is subject to factors affecting the natural resources industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

3

•	Commodities Risk – Commodities prices can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline and fluctuate in a rapid and unpredictable manner.

•	Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•	Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•	Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•	Short Sales Risk – The Fund runs the risk that an underlying Fund’s loss on a short sale of securities that the underlying Fund does not own is unlimited.

•	Options Risk – The market price of options written by an underlying Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration.

•	Market Risk – Fixed Income Investments – The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments).

•	Market Risk – Asset-Backed Securities – The market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, the deal structure, the credit worthiness of any credit-support provider, and the reliability of various other service providers with access to the payment stream), and a problem in any one of these areas can lead to a reduction in the payment stream the Manager expected the Fund to receive at the time the Fund purchased the asset-backed security.

•	Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

•	Focused Investment Risk – Focusing investments in countries, regions, sectors, companies, or industries with high positive correlations to one another creates more risk than if the Fund’s investments were less correlated.

•	Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will disrupt the Fund’s operations.

4

Performance [TO BE UPDATED BY AMENDMENT]

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. The Fund commenced operations on or following the date of this Prospectus. Returns shown are those of IOEAF (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns/Class R4 Shares	Average Annual Total Returns
Years Ending December 31	Periods Ending December 31, 2012

[To be added by amendment.]

Highest Quarter: [    ]% ([    ])

Lowest Quarter: [    ]% ([    ])

Year-to-Date (as of 6/30/13): [    ]

	1 Year		5 Years		10 Years	Incept.
Class R4						6/5/06	*
Return Before Taxes	[	]%	[	]%	N/A	[	]%
Return After Taxes on Distributions	[	]%	[	]%	N/A	[	]%
Return After Taxes on Distributions and Sale of Fund Shares	[	]%	[	]%	N/A	[	]%
Class R5
Return Before Taxes	[	]%	[	]%	N/A	[	]%
Class R6
Return Before Taxes	[	]%	[	]%	N/A	[	]%
MSCI EAFE Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	[	]%	[	]%	N/A	[	]%

5

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Division and Senior Members of GMO responsible for day-to-day portfolio management of the Fund:

Investment Division	Senior Member (Length of Service)	Title
Asset Allocation	Ben Inker (since the Fund’s inception)	Co-Head, Asset Allocation Division, GMO.
Asset Allocation	Sam Wilderman (since the Fund’s inception)	Co-Head, Asset Allocation Division, GMO.

Purchase and sale of Fund shares

In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

Tax information

The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax advisor and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.

Financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer, agent, or other financial intermediary (such as a bank), the Fund and GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES, RISKS, AND EXPENSES

Fund Summary. The preceding section contains a summary of the investment objective, fees and expenses, principal investment strategies, principal risks, performance, management, and other important information for the Fund. The summary is not all-inclusive, and the Fund may make investments, employ strategies, and be exposed to risks that are not described in its summary. More information about the Fund’s investments and strategies is contained in the Statement of Additional Information (“SAI”). See the back cover of this Prospectus for information about how to receive the SAI. The Fund invests substantially all of its assets in GMO International Opportunities Equity Allocation Fund (the “Institutional Fund”), which is a series of GMO Trust and is managed by GMO. Information about the Institutional Fund is contained in a separate prospectus and statement of additional information (available at www.sec.gov). References to the Fund may refer to actions undertaken by the Fund or the Institutional Fund.

Fundamental Investment Objectives/Policies. The Board of Trustees (“Trustees”) of GMO Series Trust (the “Trust”) may change the Fund’s investment objective or policies without shareholder approval or prior notice unless an objective or policy is identified in this Prospectus or in the SAI as “fundamental.” Because the Fund invests substantially all of its assets in the Institutional Fund, its investment objective and policies will change to reflect any changes to the Institutional Fund’s investment objective and policies. Neither the Fund nor the Manager guarantees that the Fund will be able to achieve its investment objective.

Tax Consequences and Portfolio Turnover. Unless otherwise specified in this Prospectus or in the SAI, GMO is not obligated to, and generally will not, consider tax consequences when seeking to achieve the Fund’s investment objective (e.g., the Fund may engage in transactions that are not tax efficient for U.S. federal income or other federal, state, local, or non-U.S. tax purposes). Portfolio turnover is not a principal consideration when GMO makes investment decisions for the Fund, and the Fund is not subject to any limit on the frequency with which portfolio securities may be purchased or sold. Based on its assessment of market conditions and purchase or redemption requests, GMO may cause the Fund to trade more frequently at certain times. High turnover rates may adversely affect the Fund’s performance by generating higher transaction costs and create additional taxable income and/or gains for shareholders. If portfolio turnover results in the recognition of short-term capital gains, those gains, when distributed, typically are taxed to shareholders at ordinary income tax rates. See “Distributions and Taxes” below for more information.

Certain Definitions. When used in this Prospectus, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, the Fund may invest indirectly by investing in another Fund or by investing in derivatives and synthetic instruments. When used in this Prospectus, (i) the terms “equity investments,” “equity securities,” and “equities” refer to investments (as defined above) in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts; (ii) the term “total return” includes capital appreciation and income; and (iii) the term “emerging countries” means the world’s less developed countries.

For purposes of this Prospectus, the terms “fixed income securities,” “fixed income investments,” and “bonds” include (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). In addition, the term “duration” refers to the weighted measure of interest rate sensitivity of a fixed income security.

For purposes of this Prospectus, the term “investment grade” refers to a rating of Baa3/P-2 or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB-/A-2 or better by Standard & Poor’s Ratings Services (“S&P”) and the term “below investment grade” refers to any rating below Baa3/P-2 by Moody’s or below BBB-/A-2 by S&P. Fixed income securities rated below investment grade are commonly referred to as high yield or “junk” bonds. In addition, in this Prospectus, securities and commercial paper that are rated Aa/P-1 or better by Moody’s or AA/A-1 or better by S&P are sometimes referred to as “high quality.” Securities referred to in this Prospectus as investment grade, below investment grade, or high quality include not only securities rated by Moody’s and/or S&P, but also unrated securities that the Manager determines have comparable credit qualities.

7

Investments in GMO U.S. Treasury Fund and Unafilliated Money Market Funds. The Institutional Fund may invest in GMO U.S. Treasury Fund, another fund managed by GMO, and unaffiliated money market funds. For more information regarding GMO U.S. Treasury Fund, see page 63 of this Prospectus.

Benchmark. The Fund’s benchmark, the MSCI EAFE (Europe, Australasia, and Far East) Index (MSCI Standard Index Series), is an independently maintained and widely published index comprised of international large and mid capitalization stocks. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

The Fund Summary states that the Fund seeks total return greater than its benchmark. Neither the Fund nor the Manager guarantees that this goal will be achieved. The Fund’s benchmark is stated as of the date of this Prospectus and may change without notice to shareholders.

Fee and Expense Information. The following paragraphs contain additional information about the fee and expense information included in the Fund Summary.

Annual Fund Operating Expenses – Other Expenses. The amounts listed under “Other expenses” in the “Annual Fund operating expenses” table included in the Fund Summary generally reflect an annualized estimate of direct expenses associated with an investment in the Fund and the Institutional Fund for the Fund’s initial fiscal year, and include administration and certain other fees and expenses (e.g., state registration fees) of the Fund. The Institutional Fund may invest in other funds of GMO Trust and other pooled investment vehicles (“underlying Funds”), and the indirect net expenses associated with the Institutional Fund investment (if any) in underlying Funds are reflected in “Other expenses” if those expenses are less than 0.01% of the average net assets of the Institutional Fund. If the indirect net expenses associated with the Institutional Fund’s investment in underlying Funds (“acquired fund fees and expenses”) are 0.01% or more of the Institutional Fund’s average net assets, these expenses are reflected in the “Annual Fund operating expenses” table under “Acquired fund fees and expenses.” Acquired fund fees and expenses do not include expenses associated with investments in the securities of unaffiliated companies unless those companies hold themselves out to be investment companies. Acquired fund fees and expenses are generally based on expenses incurred by the Institutional Fund for the fiscal year ended February 28, 2013, and actual indirect expenses will vary depending on the particular underlying Funds in which the Institutional Fund invests.

Fee and Expense Examples. The expense example under “Example” included in the Fund Summary assumes that a shareholder reinvests all dividends and distributions, if any.

Investments in Other Funds. The Fund invests in the Institutional Fund, which, in turn, invests primarily in other funds managed by GMO (each, a “GMO Fund,” and collectively, the “GMO Funds”). As a result, the Institutional Fund is exposed to all of the risks of the GMO Funds in which it invests. As described in this Prospectus, several of the GMO Funds themselves invest a substantial portion of their assets in other GMO Funds. In addition, the Institutional Fund may invest in or hold shares of GMO Alternative Asset Opportunity Fund, which is managed by GMO. For information regarding the GMO Funds referenced in this Prospectus, see “Investment in Other GMO Funds” beginning on page 36 of this Prospectus.

8

When used in Fund Summary, references to the GMO International Equity Funds, GMO Global Equity Funds, and/or GMO Fixed Income Funds include the GMO Funds listed below:

GMO International Equity Funds

— GMO International Core Equity Fund

— GMO International Intrinsic Value Fund

— GMO International Intrinsic Value Extended Markets Fund

— GMO International Large/Mid Cap Value Fund

— GMO International Growth Equity Fund

— GMO International Small Companies Fund

— GMO Asset Allocation International Small Companies Fund

— GMO Emerging Markets Fund

— GMO Emerging Domestic Opportunities Fund

— GMO Flexible Equities Fund

— GMO Currency Hedged International Equity Fund

— GMO Resources Fund

GMO Global Equity Funds

— GMO Quality Fund

— GMO Developed World Stock Fund

— GMO Risk Premium Fund

GMO Fixed Income Funds

— GMO Domestic Bond Fund

— GMO Core Plus Bond Fund

— GMO International Bond Fund

— GMO Strategic Fixed Income Fund

— GMO Currency Hedged International Bond Fund

— GMO Global Bond Fund

— GMO Emerging Country Debt Fund

— GMO Short-Duration Collateral Fund

— GMO Short-Duration Collateral Share Fund

— GMO U.S. Treasury Fund

— GMO Asset Allocation Bond Fund

— GMO Asset Allocation International Bond Fund

Temporary Defensive Positions. The Fund normally does not take temporary defensive positions. To the extent the Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

The following paragraphs provide additional information about whether, and to what extent, the Institutional Fund and certain other GMO Funds take temporary defensive positions.

The Institutional Fund, the GMO International Equity Funds (other than GMO Flexible Equities Fund), the GMO Global Equity Funds (other than GMO Quality Fund), and GMO Alpha Only Fund normally do not take temporary defensive positions.

GMO Flexible Equities Fund may, from time to time, take temporary defensive positions. GMO Quality Fund reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt investments.

If deemed prudent by the Manager, the GMO Fixed Income Funds (other than GMO Domestic Bond Fund, GMO Short-Duration Collateral Fund, GMO Short-Duration Collateral Share Fund, and GMO U.S. Treasury Fund) may take temporary defensive positions. Many of the GMO Fixed Income Funds have previously taken temporary defensive positions and have exercised the right to honor redemption requests in-kind.

To the extent the Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Fund Codes. See “Fund Codes” on the inside back cover of this Prospectus for information regarding the Fund’s ticker, news-media symbol, and CUSIP number.

This Prospectus does not offer shares of the Trust in any state where they may not lawfully be offered. Shares of the Trust are not available for purchase in Montana, Nebraska, or Oklahoma.

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DESCRIPTION OF PRINCIPAL RISKS

Investing in mutual funds involves many risks. Factors that may affect the Fund’s portfolio as a whole, called “principal risks,” are discussed briefly in the Fund Summary and in additional detail in this section. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section describes the principal risks and some related risks but does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time. The SAI includes more information about the Fund and its investments.

Because the Fund invests substantially all of its assets in the Institutional Fund, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through the Institutional Fund, which include the principal risks summarized below. In addition to the risks to which the Fund is exposed through investment in the Institutional Fund, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of the Institutional Fund. As indicated in the Fund Summary and in the “Additional Information About the Fund’s Investment Strategies, Risks, and Expenses” section of this Prospectus, references in this section to investments made by the Fund include those made by the Institutional Fund.

An investment in the Fund, by itself, generally does not provide a complete investment program but rather is intended to serve as part of an investor’s overall portfolio of investments. An investment in the Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK – Equities Risk. Because the Fund invests in equities, it runs the risk that the market prices of those investments will decline. The market price of equities may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. It also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

The Institutional Fund invests a substantial portion of its assets in equities and, as a result, declines in stock market prices generally are likely to reduce the net asset value of the Institutional Fund’s shares.

If the Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

• NON-U.S. INVESTMENT RISK. Because the Fund invests in non-U.S. securities, it is subject to additional and more varied risks than funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody, and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs. The Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments, and (iii) the repatriation of proceeds generated from the sale of those investments. In addition, some jurisdictions may limit the Fund’s ability to profit from short term trading (as defined in the relevant jurisdiction).

Also, investing in non-U.S. securities exposes the Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

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In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of the Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, the Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including the Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Fund’s investment opportunities.

To the extent the Fund invests a portion of its assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets), it is subject to greater non-U.S. investment risk than funds investing in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in the Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls, and limitations on repatriation of invested capital, dividends, interest, and other income and on the Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• MANAGEMENT AND OPERATIONAL RISK. The Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. The Fund runs the risk that the Manager’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

As described in the Fund Summary, the Manager’s portfolio managers may use quantitative analyses and models. Any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement the Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Fund’s investment objectives.

The Fund also is subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent the Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Fund for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Fund. Other Fund service providers also have limitations on their liability to the Fund for losses resulting from their errors.

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• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which the Fund’s investments are traded, in which the Fund receives income, or in which the Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

The Fund may use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, its currency exposure may differ (in some cases significantly) from the currency exposure of its benchmark. If the exchange rates of the currencies involved do not move as expected, the Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and the Fund may not be able to convert them into U.S. dollars, in which case the Manager may decide to purchase U.S. dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options, and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition to these risks, the Fund is exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent the Fund’s principal investment strategy involves investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations, and emerging market securities, it has greater liquidity risk. These types of investments can be difficult to value (see “Determination of Net Asset Value”), exposing the Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

The Fund may buy securities that are less liquid than those in its benchmark.

• DERIVATIVES RISK. The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements, and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices. The SAI contains a description of the various types and uses of derivatives in the Fund’s investment strategies.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

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The Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, the Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, the Fund often will not receive the collateral the day the collateral is called for.

The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

The Fund’s use of derivatives may be subject to one or more special tax rules and could generate additional taxable income for shareholders. See “Taxes” below.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted and proposed rules, transactions in some types of interest rate swaps and credit default index swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a central derivatives clearing organization, or clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives transactions through accounts at clearing members, who are futures commission merchants that are members of the clearing houses. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be

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terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Because the Fund invests substantially all of its assets in the Institutional Fund, which may invest in shares of other investment companies, including other GMO Funds, money market funds, and ETFs (for purposes of this risk disclosure, “underlying Funds”), the Fund is exposed to the risk that the Institutional Fund or the underlying Funds will not perform as expected.

Because the Fund bears the fees and expenses of the Institutional Fund, and the Institutional Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund and the Institutional Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if the Institutional Fund or its successor increases its fees or incurs additional expenses, or when the Institutional Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Institutional Fund’s portfolio.

The Fund also is indirectly exposed to all of the risks of an investment in the underlying Funds. Because some of its underlying Funds (e.g., many of the GMO Fixed Income Funds) invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the Institutional Fund has more tiers of investments than funds in many other groups of investment companies. In addition, to the extent the Fund and the Institutional Fund invest in shares of other GMO Funds, they are subject indirectly to Large Shareholder Risk because underlying Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” below.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. In addition, market risk and liquidity risk are particularly pronounced for securities of these companies.

• NATURAL RESOURCES RISK. The Institutional Fund may invest in GMO Resources Fund, another fund managed by GMO. For more information regarding GMO Resources Fund, see page 59 of this Prospectus. GMO Resources Fund concentrates its investments in the natural resources sector, and so is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the natural resources sector may be more volatile than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over supplies or for the products they sell, which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

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GMO Resources Fund’s concentration in the securities of natural resource companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because GMO Resources Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

The Institutional Fund is exposed to the risks of investments in the natural resources sector to the extent it invests in GMO Resources Fund.

• COMMODITIES RISK. The Institutional Fund may invest in GMO Alternative Asset Opportunity Fund, another fund managed by GMO. For more information regarding GMO Alternative Asset Opportunity Fund, see page 37 of this Prospectus. GMO Alternative Asset Opportunity Fund has significant exposure to commodity markets. Therefore, the net asset value of its shares is affected by factors particular to those markets and may decline and fluctuate in a rapid and unpredictable manner. Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. GMO Alternative Asset Opportunity Fund invests in commodity-related derivatives. The value of these derivatives may fluctuate more than the commodity or commodities or commodity index to which they relate. The Institutional Fund is exposed to the risks of investments in commodities to the extent it invests in GMO Alternative Asset Opportunity Fund.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., the Fund’s investment exposures exceed its net asset value). Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. To the extent the Fund uses reverse repurchase agreements, it also is subjects to interest costs based on the difference between the sale and repurchase price of the security involved. The Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

The Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. To the extent the Fund enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or lends its securities, it runs the risk that a counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Fund is not subject to any limits on its exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives. The Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the

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contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to the Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases the Fund’s counterparty risk. To the extent the Fund uses swap contracts, it is subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.

Counterparty risk with respect to OTC derivatives may be affected by new regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing organization the amount of margin required by the clearing organization for cleared swaps, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the Commodities Futures Trading Commission require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Fund is subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Fund’s investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in such markets, including investments of the Fund. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in

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or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in this “Description of Principal Risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Fund from implementing its investment program for a period of time and achieving its investment objective. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Fund’s derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• SHORT SALES RISK. Some underlying Funds may use short sales in their investment programs in an attempt to increase their returns or for hedging purposes.

In implementing their principal investment strategies, GMO Flexible Equities Fund and GMO Alpha Only Fund are permitted to engage in short sales of securities or currencies that they do not own. To do so, these underlying Funds borrow a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sell it to a third party. This type of short sale exposes these underlying Funds to the risk that they will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to these underlying Funds. If an underlying Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses.

Short sales of securities or currencies an underlying Fund does not own involve a form of investment leverage, and the amount of the underlying Fund’s potential loss is theoretically unlimited. GMO Flexible Equities Fund and GMO Alpha Only Fund are subject to increased leveraging risk and other investment risks described in this “Description of Principal Risks” section to the extent they sell short securities or currencies they do not own.

• OPTIONS RISK. The market price of options written by the Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If the Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Manager, and other funds advised by the Manager may constitute such a group. These limits could restrict the Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While the Fund has greater flexibility to tailor an OTC option, OTC options generally expose the Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

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Special tax rules apply to the Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, the Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders holding Fund shares through a taxable account as ordinary income. See “Distributions and Taxes” below for more information.

• MARKET RISK – Fixed Income Investments Risk. To the extent the Fund invests in fixed income securities (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities), it is subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and the Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease. During periods of economic uncertainty and change, the market price of the Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”), if any, may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value (see “Determination of Net Asset Value”) exposing the Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” below and “Liquidity Risk” above for more information about these risks.

A principal risk of the Fund’s investments in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater when the Fund invests in fixed income securities with longer durations and in some cases duration can increase.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) normally changes when real interest rates change. Their value typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. Real interest rates may not fluctuate in the same manner as nominal interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation indexed bonds may decline more than the price of non-inflation indexed (or nominal) fixed income bonds with similar maturities. The market price of the Fund’s inflation indexed bonds, however, will not necessarily change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their price. Moreover, if the index measuring inflation falls, the principal value of inflation indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. In the case of TIPS, the U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation).

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a GMO Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as GMO U.S. Treasury Fund, will have a negative return unless the Manager waives or reduces its management fees.

Market risk for fixed income securities denominated in non-U.S. currencies is also affected by currency risk. See “Currency Risk” above.

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• MARKET RISK – Asset-Backed Securities Risk. Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

To the extent the Fund invests in asset-backed securities, it is exposed to the risk that these securities experience severe credit downgrades, illiquidity, defaults, and declines in market value. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk – Fixed Income Investments Risk” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a reduction in the payment stream the Manager expected the Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may cause the Fund to suffer significantly greater declines in value due to defaults, as sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and the Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income

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investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality) and whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. In addition, payment of principal of fixed income securities guaranteed by the U.S. government can be delayed because the guarantee generally only requires payment upon maturity of the securities. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In some cases, the credit risk of a fixed income security is reflected in its credit ratings, and if the Fund holds such a security, the Fund is subject to the risk that its rating will be downgraded.

Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Fund’s investments.

As described under “Market Risk – Asset-Backed Securities Risk” above, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described in “Market Risk – Asset Backed Securities Risk” above.

The obligations of issuers also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” above for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by a change in their yield relative to their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”), which are defined in this Prospectus under “Additional Information About the Fund’s Investment Strategies, Risks, and Expenses.” The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer.

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• FOCUSED INVESTMENT RISK. To the extent the Fund’s investments are focused in particular countries, regions, sectors, companies, or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another, it is subject to greater overall risk than funds whose investments are more diversified. To the extent the Fund invests in the securities of a limited number of issuers, it will be particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

To the extent the Fund focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, it is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, to the extent the Fund has a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country, or particular market (e.g., emerging markets), it has more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Fund are not subject to restrictions on the frequency of trading of Fund shares. The Institutional Fund and separate accounts managed by the Manager for its clients hold substantial percentages of the shares of many GMO Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) those GMO Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable gains to shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, to the extent the Fund invests in other GMO Funds subject to large shareholder risk, it is indirectly subject to this risk.

• NON-DIVERSIFIED FUNDS. The Fund invests substantially all of its assets in the Institutional Fund, and some of the underlying Funds of the Institutional Fund are non-diversified investment companies under the Investment Company Act of 1940, as amended. This means those underlying Funds are allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

In addition, the Institutional Fund invests a portion of its assets in shares of one or more other GMO Funds that are not diversified investment companies under the Investment Company Act of 1940, as amended. Except as otherwise noted in the Fund Summary of this Prospectus under “Principal investment strategies,” the Institutional Fund may invest without limitation in other GMO Funds that are not diversified.

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MANAGEMENT OF THE FUND

GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, provides investment management and administrative services to the Fund and other funds of the Trust. GMO is a private company, founded in 1977. As of [    ], 2013, GMO managed on a worldwide basis approximately $[    ] billion.

Subject to the approval of the Trustees, the Manager establishes and modifies when it deems appropriate the investment strategies of the Fund. In addition to its management of the Fund’s investment portfolio, the Manager administers the Fund’s business affairs.

The Fund invests substantially all of its assets in the Institutional Fund. The Trustees may determine to change the Institutional Fund in which the Fund invests, in accordance with the Trust’s Agreement and Declaration of Trust, and will provide the Fund’s shareholders at least 60 days’ notice prior to implementing such a change. Information about the Institutional Fund is contained in a separate prospectus and statement of additional information (available at www.sec.gov).

GMO’s Asset Allocation Division is responsible for day-to-day investment management of the Fund and the Institutional Fund. The Division’s investment professionals work collaboratively.

The following table identifies the senior members of GMO’s Asset Allocation Divisions who are responsible for providing investment management services to the Fund and the Institutional Fund and their length of service at GMO, title, and business experience during the past five years. The senior members directly manage, or allocate to members of the Asset Allocation Division, responsibility for portions of the portfolios of the Fund and the Institutional Fund, oversee the implementation of trades, review the overall composition of the portfolios, including compliance with stated investment objectives and strategies, and monitor cash.

Senior Member	Title; Business Experience During Past 5 Years
Ben Inker	Co-Head, Asset Allocation Division, GMO. Mr. Inker has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since 1996.

Sam Wilderman	Co-Head, Asset Allocation Division, GMO. Mr. Wilderman has been responsible for overseeing portfolio management of GMO’s asset allocation portfolios since September 2012. Previously, Mr. Wilderman was Co-Head of GMO’s Global Equity Division

The SAI contains information about how GMO determines the compensation of the senior members, other accounts they manage and related conflicts, and their ownership of the Fund and other GMO Funds for which they have responsibility.

Custodians and Fund Accounting Agents

State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Fund’s custodian and fund accounting agent.

Transfer Agent

State Street Bank serves as the Fund’s transfer agent.

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MULTIPLE CLASSES

The Fund offers Class R4, Class R5, and Class R6 shares. The Fund’s fees and expenses are described below. As discussed in detail below under “Sub-transfer Agent/Recordkeeping Payments,” the primary difference between the share classes is the amount of payments that each class pays to third parties who provide these services to retirement plan participants and other investors who invest in the Fund through an omnibus account.

Expenses

Shareholders of the Fund do not pay any transaction-based expenses, as shares of the Fund are sold without an initial sales charge or a contingent deferred sales charge upon redemption. The Institutional Fund and the underlying Funds may charge purchase premiums and/or redemption fees. These amounts are retained by the relevant Institutional Fund or underlying Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Institutional Fund or underlying Fund as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. The Institutional Fund or the underlying Funds may impose a new purchase premium and/or redemption fee or modify an existing fee at any time. Because the Institutional Fund charges purchase premiums and/or redemption fees, the Fund will pay those costs when it buys and sells shares of the Institutional Fund.

The costs of managing, administering, and operating the Fund are spread among each class of shares. These costs cover such things as the Fund’s allocable share of the expenses of its corresponding Institutional Fund and administration and certain other fees and expenses (e.g., state registration fees) of the Fund, and are reflected in the Fund’s “Annual Fund operating expenses” table in the Fund Summary.

Management Fees. The Fund does not pay the Manager a fee for investment management services, but, as a shareholder of the Institutional Fund, the Fund bears a pro rata portion of the Institutional Fund’s expenses. The Institutional Fund paid the Manager, as compensation for investment management services, an annual fee equal to 0.00% of the Institutional Fund’s average daily net assets (after waivers and/or reimbursements) for each class of shares during its fiscal year ended February 28, 2013. The Institutional Fund does not charge management fees directly but pays the management fees charged by the underlying Fund(s) in which it invests.

A discussion of the basis for the Trustees’ approval of the Fund’s initial investment management contract is or (when available) will be included in the Fund’s first shareholder report.

Administration Fees. Each class of shares pays the Manager an administration fee of 0.05% of the class’s average daily net assets for providing administrative support services. Services provided by the Manager may include, without limitation: processing aggregated purchase and redemption orders for shareholders of record; coordinating operation of the National Security Clearing Corporation’s Fund/SERV system with intermediary platforms; providing information about and processing dividend payments; assisting with the production and distribution of shareholder communications to shareholders of record such as proxies, shareholder reports, and dividend and tax notices; preparing tax returns and related documentation; assisting with the production of registration statements; paying the Trust’s registration fees pursuant to Section 24(f)(2) of the Investment Company Act of 1940, as amended; providing assistance with respect to the audits of the Fund; establishing and maintaining certain information about the shares on an internet site; maintaining certain of the Trust’s records; preparing and submitting reports to various regulatory agencies; preparing and submitting reports and meeting materials to the Trustees of the Trust and to existing shareholders; supervising, negotiating, and administering contractual arrangements with (to the extent appropriate) and monitoring the performance of, third party accounting agents, custodians, depositories, transfer agents, pricing agents, independent accountants and auditors, attorneys, printers, insurers, and other persons in any capacity deemed to be necessary or desirable to Trust or Fund operations and paying for the expenses of such service providers (excluding any sub-transfer agent/recordkeeping payments, whether paid pursuant to the Trust’s Rule 12b-1 Plan or otherwise); providing direct client service, maintenance, and reporting to platform sponsors, retirement plans, and other shareholders of record, and otherwise maintaining the relationships with the recordholders; furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value, shareholder services, and fund accounting services for the Fund being supplied by other service providers as the Fund may engage from time to time); and providing individuals affiliated with GMO to serve as officers of the Trust and paying all salaries, fees, and expenses of such officers and Trustees of the Trust who are affiliated with GMO. The Manager has retained State Street Bank to assist it in providing administrative support services.

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Sub-transfer Agent/Recordkeeping Payments. Sub-transfer agent/recordkeeping payments are made by Class R4 and Class R5 shares of the Fund to unaffiliated third parties (e.g., financial intermediaries) for providing sub-transfer agency, recordkeeping, and other administrative services to retirement plan participants and other investors who hold shares of the Fund through an omnibus account. The amount paid for sub-transfer agent/recordkeeping services will vary depending on the share class selected for investment by the retirement plan sponsor or other financial intermediary. Class R4 shares pay for sub-transfer agent/recordkeeping services at an annual rate of 0.25% of Class R4’s average daily net assets. Class R5 shares pay for sub-transfer agent/recordkeeping services at an annual rate of 0.10% of Class R5’s average daily net assets. Class R6 shares do not make payments to third parties for sub-transfer agent/recordkeeping services. Plan fiduciaries may wish to consider the fees paid by each class for sub-transfer agent/recordkeeping services in evaluating the services provided by, and fees paid to, plan recordkeepers and administrators.

Sub-transfer agent/recordkeeping payments by Class R4 shares and Class R5 shares are made pursuant to a distribution and service plan under Rule 12b-1 (the “Plan”). The payments made under the Plan are reflected in the Fund’s “Annual Fund operating expenses” tables in the Fund summaries under the caption “Distribution and service (12b-1) fee.” By adopting the Plan, the Fund is permitted to pay fees that are intended to result in the sale and distribution of its shares, to the extent that a portion of the sub-transfer agent/recordkeeping payments are characterized as such. Because fees paid under the Plan are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Expense Reimbursement. The Manager has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. The Fund’s contractual expense limitations will continue through at least August [    ], 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Conversion Privileges

Shareholders of record may be able to convert between the different classes of shares of the Fund if they satisfy eligibility requirements for the other class, if any. If a shareholder converts from one share class to another share class of the Fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. For U.S. federal income tax purposes, to the extent a client is invested in the Fund through a taxable account, the conversion of a client’s investment from one class of shares of the Fund to another class of shares of the Fund is not intended to result in the recognition of gain or loss in the shares that are converted. In this case, the client’s tax basis in the new class of shares immediately after the conversion will equal the client’s basis in the converted shares immediately before conversion, and the holding period of the new class of shares will include the holding period of the converted shares.

Exchange Privileges

Shareholders may be able to exchange shares of the Fund for any class of shares of another GMO Fund if they satisfy eligibility requirements for the other GMO Fund, if any. If a shareholder exchanges shares of the Fund for shares of another GMO Fund, the transaction will be based on the respective net asset value of each Fund as of the trade date for the exchange. Consequently, the exchanging shareholder may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. The total value of the initially held shares, however, will equal the total value of the shares held after the exchange. Unless you are investing through a tax-qualified retirement plan or other tax-advantaged arrangement, an exchange is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Distributions and Taxes” below for more information).

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DETERMINATION OF NET ASSET VALUE

The net asset value or “NAV” of the Fund and of each class of its shares is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Boston time. The NAV per share of a class of shares of the Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of outstanding shares of that class. NAV is not determined on any days when the NYSE is closed for business. In addition, because the Fund or the Institutional Fund may hold portfolio securities listed on non-U.S. exchanges that trade on days on which the NYSE or the U.S. bond markets are closed, the NAV of the Fund’s or the Institutional Fund’s shares may change significantly on days when shares cannot be redeemed.

The Fund also may elect not to determine NAV on days during which none of its shares are tendered for redemption and it accepts no orders to purchase its shares. U.S. generally accepted accounting principles (“GAAP”) may require the Fund to accrue for certain taxes that may or may not ultimately be paid. The amounts of such accruals will be determined by the Manager in its sole discretion.

Because the Fund invests substantially all of its assets into the Institutional Fund, the Fund’s NAV is calculated based upon the NAV of the Institutional Fund. Like the Fund, the Institutional Fund’s NAV is determined as of the close of regular trading on the NYSE. Following is a description of how the value of the Institutional Fund’s investments and any investments by the Fund in addition to its investments in the Institutional Fund are generally determined:

Exchange-traded securities (other than Exchange-traded options) for which market quotations are readily available:

•	Last sale price or

•	Official closing price or

•	Most recent quoted price published by the exchange (if no reported last sale or official closing price) or

•	Quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange)

(Also, see discussion in “Fair Value Pricing” below.)

Exchange-traded options:

•	Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions

Unlisted non-fixed income securities for which market quotations are readily available:

•	Most recent quoted price

Fixed income securities (includes bonds, asset-backed securities, loans, structured notes):

•	Most recent quoted price supplied by a single pricing source chosen by the Manager (if an updated quoted price for a fixed income security is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use the most recent quoted price to value that security)

•	Non-emerging market fixed income securities with a remaining maturity of 60 days or less may be valued at amortized cost if the issuer is deemed to present minimal credit risk

Note: Reliable quoted prices may not always be available. When they are not available, the Fund or the Institutional Fund may use alternative valuation methodologies (e.g., valuing the relevant assets at “fair value” as described below).

Shares of other GMO Funds and other open-end registered investment companies:

•	Most recent NAV

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask price, the quotation or quoted price may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

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The prices of non-U.S. securities quoted in non-U.S. currencies, non-U.S. currency balances, and the value of non-U.S. forward currency contracts are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 p.m. Boston time, at then current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.

Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative pricing sources may be available for securities held by the Fund or the Institutional Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund or the Institutional Fund.

“Fair Value” Pricing

For all other assets and securities, including derivatives, and in cases where quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, the Fund’s and the Institutional Fund’s investments are valued at “fair value,” as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

With respect to the Fund’s and the Institutional Fund’s use of “fair value” pricing, you should note the following:

➢

In some cases, a significant percentage of the Fund’s or the Institutional Fund’s assets may be “fair valued.” The value of assets that are “fair valued” is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Factors that may be considered in determining “fair value” include, among others, the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund’s or the Institutional Fund’s net asset value is calculated, other news events, and significant unobservable inputs (including the Fund’s or the Institutional Fund’s own assumptions in determining the fair value of investments). Because of the uncertainty inherent in pricing, and in particular fair value pricing, the fair value determined for a particular security may be materially different from the value realized upon its sale.

➢

The valuation methodologies described above are modified for equity securities that trade on foreign exchanges that close prior to the close of the NYSE due to time zone differences and for futures, options and other derivatives relating to those securities (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the prices will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated changes in value through the NYSE close.

➢

The Fund’s or the Institutional Fund’s use of fair value pricing may cause the Fund’s returns to differ from those of its benchmark or other comparative index more than would otherwise be the case. For example, the Fund may fair value its international equity holdings as a result of significant events that occur after the close of the relevant market and before the time the Fund’s or the Institutional Fund’s net asset value is calculated. In these cases, the benchmark or index may use the local market closing price, while the Fund or the Institutional Fund uses an adjusted “fair value” price.

NAME POLICY

To comply with Securities and Exchange Commission (“SEC”) rules regarding the use of descriptive words in a fund’s name, the Fund has adopted a policy of investing at least 80% of its assets in equity investments (the “Name Policy”). The Name Policy is described in the “Principal investment strategies” section of the Fund Summary.

The Fund will not change its Name Policy without providing its shareholders at least 60 days’ prior written notice. When used in connection with the Fund’s Name Policy, “assets” include the Fund’s net assets plus any borrowings made for investment purposes. The Fund has not adopted a formal Name Policy with respect to the term “international,” but typically invest in investments that are tied economically to, or seek exposure to, a number of countries throughout the world.

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For purposes of this Prospectus, an investment is “tied economically” to a particular country or region if: (i) it is an investment in an issuer that is organized under the laws of that country or of a country within that region or in an issuer that maintains its principal place of business in that country or region; (ii) it is traded principally in that country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country or region, or has at least 50% of its assets in that country or region. The Institutional Fund may invest directly in securities of companies in a particular industry, country, or geographic region or indirectly, for example, through investments in another GMO Fund, derivatives, or synthetic instruments with underlying assets that have economic characteristics similar to investments tied economically to a particular industry, country, or geographic region.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has established a policy with respect to disclosure of its portfolio holdings. That policy is described in the SAI. The Fund’s portfolio holdings are available quarterly on the SEC’s website when the Fund files a Form N-CSR (annual/semiannual report) or Form N-Q (quarterly schedule of portfolio holdings). GMO may make the Fund’s portfolio holdings information available in alternate formats and under additional circumstances under the conditions described in the SAI.

The Fund invests substantially all of its assets in the Institutional Fund, which invests in securities and other instruments. Information about the Institutional Fund’s portfolio holdings is subject to the Institutional Fund’s portfolio holdings disclosure policy, which is summarized below. The largest fifteen portfolio holdings of the Institutional Fund (on a look through basis) and all of the direct holdings of the Institutional Fund are posted monthly on GMO’s website (www.gmo.com). In addition, from time to time, attribution information regarding the positions of the Institutional Fund may be posted on GMO’s website (e.g., best/worst performing positions in the Institutional Fund over a specified time period). Such information is available without a confidentiality agreement to registered users on GMO’s website.

Additional information regarding the portfolio holdings of the Institutional Fund as of each month’s end is made available to shareholders of the Trust (including shareholders of record of indirect investments in the Institutional Fund through the Fund) (“permitted shareholders”), qualified potential shareholders as determined by GMO (including qualified potential shareholders of record who are considering an indirect investment in the Institutional Fund through the Fund) (“potential shareholders”), and their consultants or agents through a secured link on GMO’s website approximately two days after month end.

Permitted shareholders and potential shareholders of the Institutional Fund, as well as their consultants and agents, are able to access the portfolio holdings of the GMO Funds in which the Institutional Fund invests when that information is posted each month on GMO’s website. Periodically, in response to heightened market interest in specific issuers, the Institutional Fund’s holdings in one or more issuers may be made available on a more frequent basis to permitted shareholders, potential shareholders, and their consultants or agents through a secured link on GMO’s website. This information may be posted as soon as the business day following the date to which the information relates. To access this information on GMO’s website (http://www.gmo.com/america/strategies), permitted shareholders, potential shareholders, and their consultants and agents (collectively, “permitted recipients”) must contact GMO to obtain a password and user name (to the extent they do not already have them) and must generally enter into a confidentiality agreement with GMO and GMO Trust. GMO may also provide permitted recipients with information regarding underlying direct holdings of the Institutional Fund, and a confidentiality agreement is not required to view this information. GMO may make the Institutional Fund’s portfolio holdings information available in alternate formats and under additional circumstances under the conditions described in the Institutional Fund’s statement of additional information.

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The Institutional Fund or GMO may suspend the posting of portfolio holdings of the Institutional Fund and the Institutional Fund may modify the disclosure policy, without notice to shareholders. Once posted, the Institutional Fund’s portfolio holdings will remain available on the website at least until the Institutional Fund files a Form N-CSR (annual/semiannual report) or Form N-Q (quarterly schedule of portfolio holdings) Institutional for the period that includes the date of those holdings.

HOW TO PURCHASE SHARES

Each class of shares is primarily available for purchase by eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans) whose accounts are maintained by the Fund at an omnibus level, Section 529 plans, and other accounts. At the discretion of GMO, other investors may be permitted to invest in Fund shares.

In general, shareholders of record may purchase shares of the Fund on days when the NYSE is open for business. The Fund may authorize one or more brokers or agents to receive purchase orders on their behalf. Such brokers and agents may be authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf.

Retirement plan participants and other investors purchasing the Fund’s shares through a financial intermediary may establish an account and add shares of the Fund to an account by contacting the plan administrator or other financial intermediaries designated by the Fund or the plan administrator. The plan administrator or designated financial intermediaries will conduct the transaction, or provide investors purchasing shares through them with the means to conduct the transaction themselves.

There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

The Trust or its agents may reject a purchase order for any reason. The plan administrator or other financial intermediary, broker, or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing the Fund’s shares through them.

The Trust may decline to accept a purchase order if an Internal Revenue Service (“IRS”) Form W-9 (for U.S. shareholders) or the appropriate IRS Form W-8 (for non-U.S. shareholders) with a correct taxpayer identification number (if required) is not on file with the Trust or its agents or if the W-9 or W-8 has not been deemed to be in good order by the Trust’s withholding agent, State Street Bank and Trust Company. The Trust may require additional tax-related certifications, information or other documentation from you in order to comply with applicable reporting and withholding tax provisions, including the Foreign Account Tax Compliance Act. For more information on these rules, see “Taxes” in the SAI. Please consult your tax adviser to ensure all tax forms provided to the Trust are completed properly and maintained, as required, in good order. The Trust and its agents have the right to decide when a completed form is in good order.

Funding Your Investment. Shareholders of record may purchase shares outside of the National Securities Clearing Corporation (“NSCC”):

•	By wire. Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company, Boston, Massachusetts

ABA#: 011000028

Attn: Transfer Agent

Credit: GMO Series Fund Deposit Account 10111003

Further credit: GMO Series Fund – Fund name

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Purchase Policies. The plan administrator or other financial intermediary is responsible for transmitting a purchase order in good order to the Trust or its designated agent to avoid it being rejected. Investors who have entered into agreements with the Trust may purchase shares through the NSCC. In general, a purchase order sent outside of the NSCC from a record holder of the Fund’s shares is in good order if it includes:

•	The name of the Fund and class being purchased;

•	The U.S. dollar amount of the shares to be purchased;

•	The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on the NYSE (generally 4:00 p.m. Boston time) (the “Cut-off Time”) on that date);

•	The name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity; and

•	The signature of an authorized signatory as identified in the GMO Series Trust Application or subsequent authorized signers list.

If payment in full (by check, wire, or, when approved, securities) is not received prior to the Cut-off Time on the intended purchase date, the order may be rejected or deferred until payment is received unless prior arrangements for later payment have been approved by GMO.

Purchase orders received in “good order” will be priced at the Fund’s net asset value next computed after they are received by the Trust or an authorized agent. If the purchase order is received in good order by the Trust or its designated agent, together with the U.S. dollar amount of the class of Fund shares to be purchased (when federal funds, a wire, a check, or Automated Clearing House (ACH) transactions are received), prior to the Cut-off Time, the purchase price for the Fund shares to be purchased is the net asset value per share determined on that day. If the purchase order and payment are received after the Cut-off Time, the purchase price for the Fund shares to be purchased is the net asset value per share determined on the next business day that the NYSE is open. For plan participants or other investors submitting their purchase orders through a plan administrator or other financial intermediary, the specific requirements for good order depend on the type of account and transaction and the method of purchase; contact your financial intermediary. The Fund and its agents reserve the right to reject any purchase order.

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by each investor that opens an account. Further identifying documentation also may be required. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.

The Trust in its sole discretion and without notice may temporarily or permanently suspend sales of its shares to new investors and/or existing shareholders, change the categories of investors eligible to purchase any class of shares of the Fund, and change the minimum initial or subsequent investment requirements for any class of shares of the Fund.

Submitting Your Purchase Order Form. Investors who have entered into agreements with the Trust can submit purchase orders through the NSCC. Shareholders of record also can submit completed purchase order forms by mail or by facsimile or other form of communication pre-approved by the Trust to the Trust at:

GMO Series Trust

c/o State Street Bank and Trust Company

Transfer Agency/GMO

Box 5493

Mail Code JHT1651

Boston, MA 02206

Facsimile: 1-617-937-0227

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For purchase orders sent outside the NSCC, please send an e-mail to gmooperationsta@statestreet.com to confirm that the Trust or its designated agent received, made a good order determination regarding, and accepted your purchase order. Do not send cash, checks, or securities directly to the Trust. The Trust will be deemed to have received a purchase order when an authorized agent receives the order. A purchase order submitted by mail is “received” by the Trust when it is actually delivered to the Trust or its authorized agent. A purchase order delivered by facsimile is “received” by the Trust when it is actually received by the Trust or its authorized agent.

Funding Your Investment. Shareholders of record may purchase shares outside of the NSCC:

•	with cash (via wire transfer or check)

➢	By wire. Instruct your bank to wire your investment to:

State Street Bank and Trust Company, Boston, Massachusetts

ABA#: 011000028

Attn: Transfer Agent

Credit: GMO Series Fund Deposit Account 10111003

Further credit: GMO Series Fund – Fund name

➢	By check. All checks must be made payable to the Fund or to GMO Series Trust. The Trust will not accept checks payable to a third party that have been endorsed by the payee to the Trust. Mail checks to:

By U.S. Postal Service: State Street Bank and Trust Company Transfer Agency/GMO Box 5493 Mail Code JHT1651 Boston, MA 02206	By Overnight Courier: State Street Bank and Trust Company Attn: Transfer Agency/GMO 200 Clarendon Street Mail Code JHT1651 Boston, MA 02116

•	in exchange for securities acceptable to the Manager

➢	securities must be approved by the Manager prior to transfer to the Fund

➢	securities will be valued as set forth under “Determination of Net Asset Value”

➢	you may bear any stamp or other transaction-based taxes or certain other costs arising in connection with the transfer of securities to the Fund.

•	by a combination of cash and securities

The Trust is not responsible for cash (including wire transfers and checks) or securities delivered in connection with a purchase of Fund shares prior to the time such cash or securities are actually received by and invested in the Fund.

Automatic Investment Plan. If your plan administrator or financial intermediary has provided you with a means to establish an “automatic investment plan,” you may instruct your plan administrator or financial intermediary to automatically invest in the Fund. Contact the plan administrator or designated financial intermediary for instructions on how to establish an “automatic investment plan.”

Frequent Trading Activity. As a matter of policy, the Trust will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies, including market timing, that GMO determines could be harmful to the Fund and its shareholders. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies can be disruptive to the efficient management of the Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to the Fund and its shareholders.

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The Trustees have adopted procedures designed to detect and prevent frequent trading activity that could be harmful to the Fund and its shareholders (the “Procedures”). The Procedures include the fair valuation of non-U.S. securities, periodic surveillance of trading in shareholder accounts and inquiry as to the nature of trading activity. If GMO determines that an account is engaging in frequent trading that has the potential to be harmful to the Fund or its shareholders, the Procedures permit GMO to adopt various prevention measures, including suspension of the account’s exchange and purchase privileges. There is no assurance that the Procedures will be effective in all instances. The Fund reserves the right to reject any order or terminate the sale of Fund shares at any time.

Shares of the Fund are distributed through financial intermediaries that submit aggregate or net purchase and redemption orders through omnibus accounts. These omnibus accounts often by nature engage in frequent transactions due to the daily trading activity of their underlying investors. Because transactions by omnibus accounts often take place on a net basis, GMO’s ability to detect and prevent frequent trading strategies within those accounts is limited. GMO ordinarily seeks the agreement of a financial intermediary to monitor for and/or restrict frequent trading in accordance with the Procedures. In addition, the Fund may rely on a financial intermediary to monitor for and/or restrict frequent trading in accordance with the intermediary’s policies and procedures in lieu of the Procedures if GMO believes that the financial intermediary’s policies and procedures are reasonably designed to detect and prevent frequent trading activity that GMO considers to be potentially harmful to the Fund and its shareholders. Shareholders who own Fund shares through an intermediary should consult with that intermediary regarding its frequent trading policies.

HOW TO REDEEM SHARES

In general, shareholders of record may redeem the Fund’s shares on days when the NYSE is open for business. The Fund may authorize one or more brokers or agents to receive redemption orders on their behalf. Such brokers or agents may be authorized to designate other intermediaries to receive redemption orders on the Fund’s behalf.

Retirement plan participants and other investors holding shares of the Fund through a financial intermediary may sell shares of the Fund by contacting their plan administrator or the financial intermediary designated by the plan administrator. The plan administrator or designated financial intermediary will conduct the transaction, or provide investors holding shares through them with the means to conduct the transaction themselves. The plan administrator or other financial intermediary, broker, or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming the Fund’s shares through them.

Redemption Policies. The plan administrator or other financial intermediary is responsible for submitting a redemption order in good order to avoid having it rejected by the Trust or its designated agent. Shareholders that have entered into agreements with the Trust may redeem shares through the NSCC. For transactions outside the NSCC, in general, a redemption order from a record holder of the Fund’s shares is in good order if it includes:

•	The name and class of the Fund being redeemed;

•	The number of shares or the dollar amount of the shares to be redeemed or the amount that the investor wants to receive;

•	The date on which the redemption is to be made (subject to receipt prior to the Cut-off Time on that date);

•	The name and/or the account number set forth with sufficient clarity to avoid ambiguity;

•	The signature of an authorized signatory as identified in the GMO Series Trust Application or subsequent authorized signers list; and

•	Wire instructions or registration address that match the wire instructions or registration address (as applicable) on file at GMO or confirmation from an authorized signatory that the wire instructions are valid.

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Redemption orders received in “good order” will be priced at the Fund’s net asset value next computed after they are received by the Trust or an authorized broker or the broker’s authorized designee. If a redemption order is received in good order by the Trust or its designated agent prior to the Cut-off Time, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day. If a redemption order is received after the Cut-off Time, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day that the NYSE is open. For plan participants and other investors submitting their redemption orders through a plan administrator or other financial intermediary, the specific requirements for good order depend on the type of account and transaction and the method of redemption; please contact your financial intermediary for more information. In the event of a disaster affecting Boston, Massachusetts, plan administrators and other financial intermediaries should contact GMO to confirm that your redemption order was received and is in good order.

Failure to provide the Trust or its agent with a properly authorized redemption order or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address may result in a delay in processing a redemption order, delay in remittance of redemption proceeds, or a rejection of the redemption order.

In the Trust’s sole discretion, the Trust may determine to have the Fund pay redemption proceeds wholly or partly in securities (selected by GMO) instead of cash. In the event that the Fund makes a redemption with portfolio securities, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities will likely increase or decrease in value before you sell them. In order to reduce the necessity of honoring a redemption with portfolio securities, the Fund requests that shareholders of record provide 3 business days’ notice for any redemption of $2 million or more.

Redemption proceeds for investors who invest through eligible retirement plans or other financial intermediaries will be sent directly to the plan administrator or other financial intermediary. The Fund may take up to seven days to remit proceeds to the plan administrator or other financial intermediary.

The Fund may suspend the right of redemption and may postpone payment for more than seven days:

•	during periods when the NYSE is closed other than customary weekend or holiday closings;

•	during periods when trading on the NYSE is restricted;

•	during an emergency that makes it impracticable for the Fund to dispose of its securities or to fairly determine its net asset value; or

•	during any other period permitted by the SEC.

Pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trust has the unilateral right to redeem Fund shares held by a shareholder at any time.

Automatic Withdrawal Plan. If your plan administrator or financial intermediary has provided you with a means to establish an “automatic withdrawal plan,” you may elect to receive (or designate someone else to receive) regular (monthly, quarterly, semiannually, annually) periodic payments through an automatic redemption of shares of the Fund. Contact the plan administrator or designated financial intermediary for instructions on how to establish an “automatic withdrawal plan.”

Submitting Your Redemption Order. Shareholders that have entered into agreements with the Trust may redeem shares through the NSCC. Redemption orders also can be submitted by a record holder of the Fund’s shares by mail or by facsimile to the Trust at the address/facsimile number set forth under “How to Purchase Shares — Submitting Your Purchase Order Form” or other means approved by the Trust. The Trust will be deemed to have received a redemption order when an authorized broker, or if applicable, a broker’s designee, receives the order. Redemption orders submitted by mail are “received” by the Trust when actually received by the Trust or its designated agent. For redemption orders submitted outside of the NSCC, please send an e-mail to gmooperationsta@statestreet.com to confirm that GMO received, made a good order determination regarding, and accepted your redemption order.

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DISTRIBUTIONS AND TAXES

The policy of the Fund is to declare and pay dividends of net investment income, if any, at least annually. The Fund also intends to distribute net realized capital gains, whether from the sale of securities held by the Fund for not more than one year (net short-term capital gains) or from the sale of securities held by the Fund for more than one year (net long-term capital gains), if any, at least annually. In addition, the Fund may, from time to time and at their discretion, make unscheduled distributions as deemed appropriate by the Fund, including in advance of large redemptions by shareholders. From time to time, distributions by the Fund could constitute a return of capital to shareholders for U.S. federal income tax purposes. Shareholders should read the description below for information regarding the tax character of distributions from the Fund to shareholders.

All dividends and capital gain distributions paid to shareholders of the Fund will be reinvested automatically, unless a shareholder elects to receive cash.

The Fund is treated as a separate taxable entity for U.S. federal income tax purposes and intends to elect to be treated and qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A RIC generally is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC would result in, among other things, Fund-level taxation, and consequently, a reduction in the value of the Fund, as well as in the income available for distribution to its shareholders.

Shares of the Fund are offered primarily to tax qualified retirement plans (see “How to Purchase Shares” above). Qualified plans generally are not subject to U.S. federal income tax on distributions from the Fund or on redemptions of shares of the Fund. Special tax rules apply to investments through such plans. Plan participants whose qualified plan invests in the Fund generally are not subject to U.S. federal income tax on distributions from the Fund that are received by the plan or on redemptions of the Fund’s shares by the plan. However, distributions to plan participants from a qualified plan generally are taxable to plan participants as ordinary income, with certain exceptions (for example, distributions to participants from a Roth 401(k) plan generally are not taxable to those participants).

Shares of the Fund are also available for purchase through certain other types of retirement and educational savings plans and accounts. Whether you are investing through a qualified plan as described above, or through another type of tax-advantaged plan or account, you should consult with your own tax advisor and your plan administrator or other designated financial intermediary to determine the suitability of the Fund as an investment through such plan or account and the specific U.S. federal income, as well as any possible state, local, foreign, or other, tax consequences to you of investing in the Fund through your plan or account. See “Taxes” in the SAI for more information.

For shareholders that hold their Fund shares in a taxable account, it is important for you to note:

•	For U.S. federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income.

•	For U.S. federal income tax purposes, taxes on distributions of net realized capital gains generally are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net realized capital gains from the sale of investments that the Fund owned for more than one year and that are reported by the Fund as capital gain dividends generally are taxable to shareholders as long-term capital gains. Distributions of net realized capital gains from the sale of investments that the Fund owned for one year or less generally are taxable to shareholders as ordinary income. Tax rules can alter the Fund’s holding period in securities and thereby affect the tax treatment of gain or loss on such securities.

•	The Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that year, in which case the excess generally would be treated as a return of capital, which would reduce a shareholder’s tax basis in its shares, with any amounts exceeding such basis treated as capital gain. A return of capital is not taxable to shareholders to the extent such amount does not exceed a shareholder’s tax basis, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

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•	The Fund will carry any net realized capital losses (i.e., realized capital losses in excess of realized capital gains) from any taxable year forward to one or more subsequent taxable years to offset capital gains, if any, realized during such subsequent years without expiration until such losses are fully utilized. The Fund’s ability to utilize these and certain other losses to reduce distributable net realized capital gains in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund. See “Taxes” in the SAI for more information.

•	Distributions of net investment income properly reported by the Fund as derived from “qualified dividend income” will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. If the Institutional Fund reports dividends it paid to the Fund as “qualified dividend income,” then the Fund is permitted, in turn, to report a portion of its dividends as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to its shares of the Institutional Fund.

•	Effective for taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax, and of the calculation of net investment income, among other issues, remain subject to future guidance. Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares in the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

•	Distributions by the Fund generally are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund’s shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

•	Any gain resulting from a shareholder’s sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as short-term and/or long-term capital gain, depending on how long the Fund shares were held by the shareholder. Redemptions paid in securities are generally treated by shareholders for U.S. federal income tax purposes the same as redemptions paid in cash.

•	The Fund’s investments in the Institutional Fund or other GMO Funds or other investment companies treated as RICs or partnerships for U.S. federal income tax purposes, including ETFs, can cause the Fund’s distributions to vary in terms of their timing, character, and/or amount from what the Fund’s distributions would have been had the Fund invested directly in the portfolio securities and other assets held by the Institutional Fund or other underlying investment companies. See “Taxes” in the SAI for more information.

•	The Fund’s or the Institutional Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding or other taxes on dividends, interest, or capital gains. The Fund or the Institutional Fund may otherwise be subject to non-U.S. taxation on repatriation proceeds generated from those securities or to other transaction-based non-U.S. taxes on those securities. Those withholding and other taxes will reduce the Fund’s or the Institutional Fund’s, as applicable, yield on its non-U.S. securities. The non-U.S. withholding and other tax rates applicable to the Fund’s or the Institutional Fund’s investments in certain non-U.S. jurisdictions may be higher in certain circumstances, for instance, if the Fund or the Institutional Fund, as applicable, has a significant number of non-U.S. shareholders or if the Institutional Fund directly or indirectly invests through a subsidiary. In certain instances, Fund shareholders may be entitled to claim a credit or deduction (but not both) for non-U.S. taxes paid directly or indirectly. In addition, the Fund’s or the Institutional Fund’s investments in certain non-U.S. securities, non-U.S. currencies or non-U.S. currency derivatives may accelerate Fund distributions to its shareholders and increase the distributions taxed to Fund shareholders as ordinary income. See “Taxes” in the SAI for more information.

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•	Certain of the Fund’s or the Institutional Fund’s investment practices, including derivative transactions, short sales, hedging activities generally, and securities lending activities, as well as certain of the Fund’s or the Institutional Fund’s investments, including debt obligations issued or purchased at a discount, asset-backed securities, assets “marked to the market” for U.S. federal income tax purposes, REITs, master limited partnerships, and, potentially, so-called “indexed securities” (such as TIPS or other inflation indexed bonds), will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of the Fund’s distributions and, in some cases, may cause the Institutional Fund to liquidate its investments at a time when it is not advantageous to do so. See “Taxes” in the SAI for more information about the tax consequences of specific Fund and Institutional Fund investment practices and investments.

•	Under the Fund’s and the Institutional Fund’s securities lending arrangements, when a dividend is paid with respect to the Fund or Institutional Fund security out on loan, the borrower is required to pay to the Fund or Institutional Fund, as applicable, a substitute payment at least equal, on an after-tax basis, to the dividend that the Fund or Institutional Fund would have received if it had received the dividend directly. Because some borrowers of non-U.S. securities may be subject to levels of taxation that are lower than the rates applicable to the Fund or Institutional Fund, some borrowers are likely to be motivated by the ability to earn a profit on those differential tax rates and to pay the Fund or Institutional Fund for the opportunity to earn that profit. In the United States, certain swaps and similar derivative instruments and securities lending transactions designed to enable non-U.S. persons to reduce otherwise applicable U.S. withholding taxes on U.S. stock dividends, have received the attention of U.S. lawmakers. In response, Congress enacted legislation in March 2010 to limit these practices. There can be no assurance that similar legislation will not be adopted in other jurisdictions with respect to non-U.S. securities or that non-U.S. taxing authorities will not otherwise challenge beneficial tax results arising from swaps or other derivative instruments or securities lending arrangements.

This section provides a general summary of the principal U.S. federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible non-U.S., state, local, or other applicable taxes (including the federal alternative minimum tax). Most states permit mutual funds, such as the Funds, to “pass through” to their shareholders the state tax exemption on income earned from investments in certain direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities, so long as a fund meets all applicable state requirements. Therefore, you may be allowed to exclude from your state taxable income distributions made to you by the Fund, to the extent attributable to interest the Fund directly or indirectly earned on such investments. The availability of these exemptions varies by state. You should consult your tax advisors regarding the applicability of any such exemption to your situation.

See “Taxes” in the SAI for more information, including a summary of certain tax consequences of investing in the Fund for non-U.S. shareholders.

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INVESTMENT IN OTHER GMO FUNDS

[TO BE UPDATED BY AMENDMENT]

GMO Alpha Only Fund. GMO Alpha Only Fund (“Alpha Only Fund”), a series of GMO Trust, is not offered by this Prospectus. Alpha Only Fund is managed by GMO.

Alpha Only Fund pays an investment management fee to the Manager at the annual rate of 0.50% of Alpha Only Fund’s average daily net assets for each class of shares. Alpha Only Fund offers Class III and Class IV shares. Class III and Class IV shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.15% and 0.10% of the class’s average daily net assets.

Alpha Only Fund’s investment objective is total return greater than the Fund’s benchmark, the Citigroup 3-Month Treasury Bill Index.

Alpha Only Fund’s investment program involves having both long and short investment exposures. Alpha Only Fund seeks to construct a portfolio in which it has long investment exposure to asset classes and sub-asset classes that it expects will outperform relative to the asset classes and sub-asset classes to which it has short investment exposure.

To gain long investment exposure, Alpha Only Fund invests primarily in shares of the GMO U.S. Equity Funds, the GMO International Equity Funds, and the GMO Global Equity Funds, and also may invest in shares of GMO Emerging Country Debt Fund and GMO U.S. Flexible Equities Fund (collectively, “Alpha Only Fund’s underlying Funds”). In addition, Alpha Only Fund may gain long investment exposure by investing in securities directly, rather than through Alpha Only Fund’s underlying Funds.

To gain short investment exposure, Alpha Only Fund may use over-the-counter (“OTC”) and exchange-traded derivatives (including futures, swap contracts, and currency forwards) and make short sales of securities, including short sales of securities Alpha Only Fund does not own. Alpha Only Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, Alpha Only Fund will typically have gross investment exposures in excess of its net assets (i.e., Alpha Only Fund will be leveraged) and therefore is subject to heightened risk of loss. Alpha Only Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

The Manager uses multi-year forecasts of returns and risk among asset classes (e.g., non-U.S. equity, U.S. equity, emerging country equity, and emerging country debt) and sub-asset classes (e.g., small- to mid-cap stocks in the non-U.S. equity asset class and quality stocks in the U.S. equity and emerging country equity asset classes) to select Alpha Only Fund’s underlying Funds and securities in which Alpha Only Fund invests or takes short positions and to decide how much to invest and/or short in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. The Manager changes Alpha Only Fund’s holdings in response to changes in its investment outlook and market valuations and may use redemptions or purchases of Alpha Only Fund shares to rebalance its investments.

Alpha Only Fund also may invest in GMO U.S. Treasury Fund, and unaffiliated money market funds.

Alpha Only Fund’s benchmark is the Citigroup 3-Month Treasury Bill Index, which is an independently maintained and widely published index comprised of short-term U.S. Treasury bills.

A Fund that invests in Alpha Only Fund is subject to all of the risks to which Alpha Only Fund is exposed. The principal risks of an investment in Alpha Only Fund include Derivatives Risk, Non-U.S. Investment Risk, Market Risk — Equities, Management and Operational Risk, Liquidity Risk, Fund of Funds Risk, Leveraging Risk, Currency Risk, Counterparty Risk, Credit Risk, Natural Resources Risk, Real Estate Risk, Smaller Company Risk, Short Sales Risk, Market Disruption and Geopolitical Risk, Focused Investment Risk, Large Shareholder Risk, Market Risk — Fixed Income Securities and Market Risk — Asset-Backed Securities. Alpha Only Fund and some of Alpha Only Fund’s underlying Funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Alpha Only Fund or any of Alpha Only Fund’s underlying Funds may affect Alpha Only Fund’s performance more than if Alpha Only Fund or Alpha Only Fund’s underlying Funds were diversified investment companies. Shareholders of each Fund investing in Alpha Only Fund are indirectly exposed to these risks.

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GMO Alternative Asset Opportunity Fund. GMO Alternative Asset Opportunity Fund (“AAOF”), a series of GMO Trust, is not offered by this Prospectus and its shares are available only to other GMO Funds and other accredited investors. AAOF is managed by GMO.

AAOF pays an investment management fee to the Manager at the annual rate of 0.70% of AAOF’s average daily net assets. AAOF offers Class III shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of AAOF’s average daily net assets.

AAOF’s investment objective is long-term total return.

AAOF invests in a range of global equity, bond, currency, and commodity markets using exchange-traded futures and forward non-U.S. exchange contracts, as well as making other investments. AAOF seeks to take advantage of the Manager’s proprietary investment models for global tactical asset allocation and equity, bond, currency and commodity market selection.

AAOF normally invests assets not held as margin for futures or forward transactions or paid as option premiums in cash directly (i.e., Treasury Bills) or money market funds. AAOF also may invest in U.S. and non-U.S. fixed income securities and hold shares of other series of GMO Trust, including GMO Short-Duration Collateral Fund (“SDCF”) and GMO U.S. Treasury Fund.

The Manager’s models for this active quantitative process are based on the following strategies:

Value-Based Strategies. Value factors compare the price of an asset class or market to an economic fundamental value. Generally, value strategies include yield analysis and mean reversion analysis.

Sentiment-Based Strategies. Generally, sentiment-based strategies assess factors such as risk aversion, analyst behavior and momentum.

The Manager may eliminate strategies or add new strategies in response to additional research, changing market conditions, or other factors.

To gain exposure to commodities and some other assets, AAOF invests through a wholly-owned subsidiary. GMO serves as the investment manager to this subsidiary but does not receive any additional management or other fees for its services. The subsidiary invests primarily in commodity-related derivatives and fixed income securities, but also may invest in any other investments in which AAOF may invest directly. References to AAOF in this summary of AAOF’s investment strategy may refer to actions undertaken by AAOF or the subsidiary company. AAOF does not invest directly in commodities and commodity-related derivatives.

AAOF’s benchmark is the Citigroup 3-Month Treasury Bill Index. AAOF does not maintain a specified interest rate duration for its portfolio.

AAOF is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, AAOF may have gross investment exposures in excess of its net assets (i.e., AAOF will be leveraged) and therefore is subject to heightened risk of loss. AAOF’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

If deemed prudent by the Manager, AAOF may take temporary defensive positions.

A Fund that invests in AAOF is subject to all of the risks to which AAOF is exposed. The principal risks of an investment in AAOF include Management and Operational Risk, Non-U.S. Investment Risk, Market Disruption and Geopolitical Risk, Market Risk — Equities, Currency Risk, Commodities Risk, Market Risk — Fixed Income Investments, Market Risk — Asset-Backed Securities, Derivatives Risk, Counterparty Risk, Short Sales Risk, Credit Risk, Liquidity Risk, Leveraging Risk, Fund of Funds Risk, and Large Shareholder Risk. AAOF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by AAOF may affect AAOF’s performance more than if AAOF were a diversified investment company. Shareholders of each Fund investing in AAOF are indirectly exposed to these risks.

GMO Asset Allocation Bond Fund. GMO Asset Allocation Bond Fund (“AABF”), a series of GMO Trust, is not offered by this Prospectus. AABF is managed by GMO.

AABF pays an investment management fee to the Manager at the annual rate of 0.25% of AABF’s average daily net assets for each class of shares. AABF offers Class III and Class VI shares. Class III and Class VI shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.15% and 0.055% of the class’s average daily net assets.

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AABF’s investment objective is total return in excess of that of its benchmark, the Citigroup 3-Month Treasury Bill Index.

The Manager pursues investment strategies for AABF that are intended to complement the strategies being pursued by the Manager in GMO Asset Allocation Funds or accounts. Accordingly, AABF is not a standalone investment and AABF’s investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine AABF’s strategic direction.

Under normal circumstances, AABF invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). AABF is permitted to invest in bonds of any kind (e.g., bonds of any maturity, duration, or credit quality).

AABF may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds in which AABF may invest include, but are not limited to:

•	investment grade bonds denominated in various currencies, including bonds issued by the U.S. and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations, and municipalities (taxable and tax-exempt);

•	below investment grade bonds (commonly referred to as “junk bonds”);

•	inflation indexed bonds issued by the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation indexed bonds issued by corporations;

•	sovereign debt of emerging countries and other bonds issued in emerging countries (including junk bonds); and

•	asset-backed securities, including mortgage related and mortgage-backed securities.

AABF also may invest in exchange-traded and over-the-counter (“OTC”) derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates, and other types of derivatives. AABF is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, AABF will typically have gross investment exposures in excess of its net assets (i.e., AABF will be leveraged) and therefore is subject to heightened risk of loss. AABF’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

AABF may gain exposure to the investments described above by investing in shares of other GMO Funds, including GMO High Quality Short-Duration Bond Fund (to seek a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments) and GMO Debt Opportunities Fund (to gain exposure to global credit markets). For cash management purposes, AABF also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

AABF may invest up to 100% of its assets in junk bonds.

The Manager does not seek to maintain a specified interest rate duration for AABF, and AABF’s interest rate duration will change depending on AABF’s investments and the Manager’s assessment of different sectors of the bond market.

AABF’s benchmark is Citigroup 3-Month Treasury Bill Index, which is an independently maintained and widely published index comprised of short-term U.S. Treasury bills.

A Fund that invests in AABF is subject to all of the risks to which AABF is exposed. The principal risks of an investment in AABF include Market Risk – Fixed Income Investments, Management and Operational Risk, Credit Risk, Counterparty Risk, Derivatives Risk, Leveraging Risk, Market Risk – Asset-Backed Securities, Non-

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U.S. Investment Risk, Currency Risk, Liquidity Risk, Market Disruption and Geopolitical Risk, Focused Investment Risk, Fund of Funds Risk, and Large Shareholder Risk. AABF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by AABF may affect AABF’s performance more than if AABF were a diversified investment company. Shareholders of each Fund investing in AABF are indirectly exposed to these risks.

GMO Asset Allocation International Bond Fund. GMO Asset Allocation International Bond Fund (“AAIBF”), a series of GMO Trust, is not offered by this Prospectus. AAIBF is managed by GMO.

AAIBF pays an investment management fee to the Manager at the annual rate of 0.25% of AAIBF’s average daily net assets for each class of shares. AAIBF offers Class III and Class VI shares. Class III and Class VI shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.15% and 0.055% of the class’s average daily net assets.

AAIBF’s investment objective is total return in excess of that of its benchmark, the J.P. Morgan GBI (Government Bond Index) Global ex U.S.

The Manager pursues investment strategies for AAIBF that are intended to complement the strategies being pursued by the Manager in GMO Asset Allocation Funds or accounts. Accordingly, AAIBF is not a standalone investment and AAIBF’s investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine AAIBF’s strategic direction.

Under normal circumstances, AAIBF invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). AAIBF is permitted to invest in bonds of any kind (e.g., bonds of any maturity, duration, or credit quality). While AAIBF principally invests in non-U.S. bonds, it may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds in which AAIBF may invest include, but are not limited to:

•	non-U.S. government securities and other investment grade bonds denominated in various currencies, including bonds issued by the U.S. government, and their agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations, and municipalities (taxable and tax-exempt);

•	below investment grade bonds (commonly referred to as “junk bonds”);

•	inflation indexed bonds issued by non-U.S. governments and the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) and their agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation indexed bonds issued by corporations;

•	sovereign debt of emerging countries and other bonds issued in emerging countries (including junk bonds); and

•	asset-backed securities, including mortgage related and mortgage-backed securities.

AAIBF also may invest in exchange-traded and over-the-counter (“OTC”) derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates, and other types of derivatives. AAIBF is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, AAIBF will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. AAIBF’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

AAIBF may gain exposure to the investments described above by investing in shares of other GMO Funds, including GMO High Quality Short-Duration Bond Fund (to seek a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments) and GMO Debt Opportunities Fund (to gain exposure to global credit markets). For cash management purposes, AAIBF also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

AAIBF may invest up to 100% of its assets in junk bonds.

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The Manager does not seek to maintain a specified interest rate duration for AAIBF, and AAIBF’s interest rate duration will change depending on AAIBF’s investments and the Manager’s assessment of different sectors of the bond market.

AAIBF’s benchmark is J.P. Morgan GBI (Government Bond Index) Global ex U.S., which is an independently maintained and widely published index comprised of non-U.S. government bonds with maturities of one year or more.

A Fund that invests in AAIBF is subject to all of the risks to which AAIBF is exposed. The principal risks of an investment in AAIBF include Market Risk – Fixed Income Investments, Currency Risk, Management and Operational Risk, Credit Risk, Counterparty Risk, Derivatives Risk, Leveraging Risk, Non-U.S. Investment Risk, Market Risk – Asset-Backed Securities, Liquidity Risk, Market Disruption and Geopolitical Risk, Focused Investment Risk, Fund of Funds Risk, and Large Shareholder Risk. AAIBF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by AAIBF may affect AAIBF’s performance more than if AAIBF were a diversified investment company. Shareholders of each Fund investing in AAIBF are indirectly exposed to these risks.

GMO Asset Allocation International Small Companies Fund. GMO Asset Allocation International Small Companies Fund (“AAISCF”), a series of GMO Trust, is not offered by this Prospectus. AAISCF is managed by GMO.

AAISCF pays an investment management fee to the Manager at the annual rate of 0.60% of AAISCF’s average daily net assets. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of AAISCF’s average daily net assets.

AAISCF’s investment objective is high total return.

The Manager pursues investment strategies for AAISCF that are intended to complement the strategies being pursued by the Manager in GMO Asset Allocation Funds or accounts. Accordingly, AAISCF is not a standalone investment.

The Manager typically seeks to achieve AAISCF’s investment objective by investing primarily in a portfolio of equity securities of non-U.S. small companies.

The Manager determines which securities to buy or sell according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting securities for AAISCF, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in AAISCF’s investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price relative to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of price movement or volatility of a security or groups of securities relative to AAISCF’s investment universe. The Manager also may adjust AAISCF’s portfolio for factors such as position size, market capitalization, and exposure to groups such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time.

As a substitute for direct investments in equity securities, AAISCF may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). AAISCF also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of AAISCF’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, AAISCF may lend its portfolio securities.

AAISCF typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of non-U.S. small companies. Under normal circumstances, AAISCF invests directly and indirectly at least 80% of its assets in securities of small companies. For these purposes, non-U.S. companies are companies tied economically to countries other than the U.S., including both developed and emerging countries (“Non-U.S. Companies”). The Manager considers “small companies” to be all Non-U.S. Companies other than (i) the largest 500 companies in developed countries based on full, non-float adjusted market capitalization and (ii) any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of the

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smallest excluded developed country companies. A company’s full, non-float adjusted market capitalization includes all of the company’s outstanding equity securities. As of May 31, 2013, the market capitalization of the outstanding common stock and other stock-related securities of the largest company included within AAISCF’s definition of small companies was approximately $[    ]. For purposes of AAISCF’s investments, the term “equity securities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts.

AAISCF also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

A Fund that invests in AAISCF is subject to all of the risks to which AAISCF is exposed. The principal risks of an investment in AAISCF include Market Risk – Equities, Management and Operational Risk, Liquidity Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Smaller Company Risk, Counterparty Risk, Leveraging Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Shareholders of each Fund investing in AAISCF are indirectly exposed to these risks.

GMO Core Plus Bond Fund. GMO Core Plus Bond Fund (“Core Plus Bond Fund”), a series of GMO Trust, is not offered by this Prospectus. Core Plus Bond Fund is managed by GMO.

Core Plus Bond Fund pays an investment management fee to the Manager at the annual rate of 0.25% of Core Plus Bond Fund’s average daily net assets for each class of shares. Core Plus Bond Fund offers Class III and Class IV shares. Class III and Class IV shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.15% and 0.10% of the class’s average daily net assets.

Core Plus Bond Fund’s investment objective is total return in excess of that of its benchmark, the Barclays U.S. Aggregate Index.

Core Plus Bond Fund’s investment program has two principal components. One component seeks to replicate Core Plus Bond Fund’s benchmark. The second component seeks to add value relative to Core Plus Bond Fund’s benchmark by taking positions that are unrelated to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause Core Plus Bond Fund’s performance to differ significantly from that of its benchmark.

In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets.

In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to Core Plus Bond Fund’s benchmark.

In pursuing its investment program, Core Plus Bond Fund may have positions in:

•	derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps and other swap contracts (to generate a return comparable to Core Plus Bond Fund’s benchmark and to pursue risk and return in global interest rate, currency, and credit markets);

•	bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	shares of GMO Short-Duration Collateral Fund (“SDCF”) (to provide exposure to asset-backed securities);

•	shares of GMO World Opportunity Overlay Fund (“Overlay Fund”) (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets);

•	shares of GMO Emerging Country Debt Fund (“ECDF”) (to provide exposure to emerging country debt securities);

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•	shares of GMO U.S. Treasury Fund and unaffiliated money market funds;

•	shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and

•	shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets).

As a result primarily of its investment in shares of SDCF, Overlay Fund and ECDF, Core Plus Bond Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade.

The Manager normally seeks to maintain Core Plus Bond Fund’s estimated interest rate duration within +/- 2 years of the benchmark’s duration (approximately [    ] years as of 05/31/13).

Under normal circumstances, Core Plus Bond Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option).

Core Plus Bond Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, Core Plus Bond Fund will typically have gross investment exposures in excess of its net assets (i.e., Core Plus Bond Fund will be leveraged) and therefore is subject to heightened risk of loss. Core Plus Bond Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though Core Plus Bond Fund does not own those assets or indices.

If deemed prudent by the Manager, Core Plus Bond Fund may take temporary defensive positions.

A GMO Fund that invests in Core Plus Bond Fund is subject to all of the risks to which Core Plus Bond Fund is exposed. The principal risks of an investment in Core Plus Bond Fund include Market Risk – Fixed Income Investments, Market Risk – Asset-Backed Securities, Credit Risk, Liquidity Risk, Derivatives Risk, Leveraging Risk, Counterparty Risk, Focused Investment Risk, Currency Risk, Management and Operational Risk, Fund of Funds Risk, Non-U.S. Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Core Plus Bond Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Core Plus Bond Fund may affect Core Plus Bond Fund’s performance more than if Core Plus Bond Fund were a diversified investment company. Shareholders of each GMO Fund investing in Core Plus Bond Fund are indirectly exposed to these risks.

GMO Currency Hedged International Bond Fund. GMO Currency Hedged International Bond Fund (“CHIBF”), a series of GMO Trust, is not offered by this Prospectus. CHIBF is managed by GMO.

CHIBF pays an investment management fee to the Manager at the annual rate of 0.25% of CHIBF’s average daily net assets. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of CHIBF’s average daily net assets.

CHIBF’s investment objective is total return in excess of that of its benchmark, the J.P. Morgan GBI Global ex Japan ex U.S. (Hedged).

CHIBF’s investment program has two principal components. One component seeks to replicate CHIBF’s benchmark. The second component seeks to add value relative to CHIBF’s benchmark by taking positions that may be unrelated to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets and can cause CHIBF’s performance to differ significantly from that of its benchmark. CHIBF will typically have substantial direct and indirect investment exposure to the countries (e.g., United Kingdom) and regions (e.g., Eurozone) that represent a significant portion of CHIBF’s benchmark.

In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets.

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In making investment decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to CHIBF’s benchmark.

In pursuing its investment program, CHIBF may have positions in:

•	derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to generate a return comparable to CHIBF’s benchmark and to pursue risk and return in global interest rate, currency, and credit markets);

•	bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	shares of GMO Short-Duration Collateral Fund (“SDCF”) (to provide exposure to asset-backed securities);

•	shares of GMO World Opportunity Overlay Fund (“Overlay Fund”) (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets);

•	shares of GMO Emerging Country Debt Fund (“ECDF”) (to provide exposure to emerging country debt securities);

•	shares of GMO U.S. Treasury Fund and unaffiliated money market funds (for cash management purposes);

•	shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and

•	shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets).

CHIBF generally attempts to hedge at least 75% of its net non-U.S. currency exposure into U.S. dollars.

As a result primarily of its investment in shares of SDCF, Overlay Fund and ECDF, CHIBF has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade.

The Manager normally seeks to maintain CHIBF’s estimated interest rate duration within +/- 2 years of the benchmark’s duration (approximately [    ] years as of 05/31/13).

Under normal circumstances, CHIBF invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option).

CHIBF is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, CHIBF will typically have gross investment exposures in excess of its net assets (i.e., CHIBF will be leveraged) and therefore is subject to heightened risk of loss. CHIBF’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

CHIBF’s benchmark is the J.P. Morgan GBI Global ex Japan ex U.S. (Hedged), which is an independently maintained and widely published index comprised of non-U.S. government bonds (excluding Japanese government bonds) with maturities of one year or more that are hedged into U.S. dollars.

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A Fund that invests in CHIBF is subject to all of the risks to which CHIBF is exposed. The principal risks of an investment in CHIBF include Market Risk – Fixed Income Investments, Market Risk – Asset-Backed Securities, Credit Risk, Liquidity Risk, Derivatives Risk, Leveraging Risk, Counterparty Risk, Focused Investment Risk, Currency Risk, Management and Operational Risk, Fund of Funds Risk, Non-U.S. Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. CHIBF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by CHIBF may affect CHIBF’s performance more than if CHIBF were a diversified investment company. Shareholders of each Fund investing in CHIBF are indirectly exposed to these risks.

GMO Currency Hedged International Equity Fund. GMO Currency Hedged International Equity Fund (“CHIEF”), a series of GMO Trust, is not offered by this Prospectus. CHIEF is managed by GMO.

CHIEF pays an investment management fee to the Manager at the annual rate of 0.54% of CHIEF’s average daily net assets. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of CHIEF’s average daily net assets.

CHIEF’s investment objective is total return greater than that of its benchmark, the MSCI EAFE Index (Hedged).

CHIEF is a fund of funds and invests primarily in other GMO Funds. CHIEF may invest in GMO International Core Equity Fund, GMO International Intrinsic Value Fund, GMO International Large/Mid Cap Value Fund, GMO International Growth Equity Fund, GMO International Small Companies Fund, GMO Asset Allocation International Small Companies Fund, and GMO Flexible Equities Fund (collectively, “CHIEF’s underlying Funds”) and may invest in securities directly. Under normal circumstances, CHIEF invests directly and indirectly (through investment in CHIEF’s underlying Funds) at least 80% of its assets in equity investments. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts.

The Manager uses multi-year forecasts of returns and risk among major sectors in the international equity markets (e.g., large-cap value, large-cap growth, large-cap core, small- and mid-cap value, and small- and mid-cap growth) to select CHIEF’s underlying Funds and decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. The Manager shifts investments among CHIEF’s underlying Funds in response to changes in its investment outlook and market valuations and may use redemptions or purchases of CHIEF shares to rebalance CHIEF’s investments.

The Manager assesses the currency exposure of CHIEF’s underlying Funds’ holdings and then attempts to hedge at least 70% of that exposure relative to the U.S. dollar through the use of currency forwards and other derivatives. While CHIEF’s benchmark is fully hedged, CHIEF may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

CHIEF also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. CHIEF also may lend its portfolio securities.

CHIEF’s benchmark is the MSCI EAFE Index (Hedged), which is an independently maintained and widely published index comprised of international large and mid capitalization stocks currency hedged into U.S. dollars.

A Fund that invests in CHIEF is subject to all of the risks to which CHIEF is exposed. The principal risks of an investment in CHIEF include Market Risk – Equities, Management and Operational Risk, Non-U.S. Investment Risk, Derivatives Risk, Fund of Funds Risk, Currency Risk, Liquidity Risk, Smaller Company Risk, Counterparty Risk, Leveraging Risk, Market Disruption and Geopolitical Risk, Focused Investment Risk, and Large Shareholder Risk. CHIEF and some of CHIEF’s underlying Funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by CHIEF or any of CHIEF’s underlying Funds may affect CHIEF’s performance more than if CHIEF or CHIEF’s underlying Funds were diversified investment companies. Shareholders of each Fund investing in CHIEF are indirectly exposed to these risks.

GMO Domestic Bond Fund. GMO Domestic Bond Fund (“Domestic Bond Fund”), a series of GMO Trust, is not offered by this Prospectus. Domestic Bond Fund is managed by GMO.

Domestic Bond Fund pays an investment management fee to the Manager at the annual rate of 0.10% of Domestic Bond Fund’s average daily net assets for each class of shares. Domestic Bond Fund offers Class III and Class VI shares. Class III and Class VI shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.15% and 0.055% of the class’s average daily net assets.

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Domestic Bond Fund’s investment objective is total return in excess of that of its benchmark, the Barclays U.S. Government Index.

Domestic Bond Fund is not pursuing an active investment program and is gradually liquidating its portfolio.

Domestic Bond Fund principally holds shares of GMO Short-Duration Collateral Fund (“SDCF”) (a Fund that primarily holds U.S. asset-backed securities). In addition, Domestic Bond Fund holds shares of GMO U.S. Treasury Fund, GMO Special Purpose Holding Fund and unaffiliated money market funds (for cash management purposes).

Domestic Bond Fund has also invested in and may continue to hold U.S. bonds (including government bonds, corporate bonds, and asset-backed securities).

Because of the deterioration in credit markets that became acute in 2008, Domestic Bond Fund, including through its investment in SDCF, currently has and is expected to continue to have material exposure to below investment grade U.S. asset-backed securities (commonly referred to as “junk bonds”). Domestic Bond Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, Domestic Bond Fund may have gross investment exposures in excess of its net assets (i.e., Domestic Bond Fund may be leveraged) and therefore is subject to heightened risk of loss.

The Manager does not seek to maintain a specified interest rate duration for Domestic Bond Fund.

Under normal circumstances, Domestic Bond Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds tied economically to the U.S. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option).

Since October 2008, SDCF has declared and paid distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF currently intends to continue this practice. A substantial portion of any such distributions could constitute a return of capital to SDCF shareholders, including Domestic Bond Fund, for tax purposes. Moreover, Domestic Bond Fund itself has, and intends to continue, a similar practice: it declares and pays distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. Therefore, a substantial portion of any distributions by Domestic Bond Fund could constitute a return of capital to shareholders of Domestic Bond Fund for tax purposes.

Domestic Bond Fund’s benchmark is the Barclays U.S. Government Index, which is an independently maintained and widely published index comprised of U.S. government bonds.

A Fund that invests in Domestic Bond Fund is subject to all of the risks to which Domestic Bond Fund is exposed. The principal risks of an investment in Domestic Bond Fund include Market Risk – Asset-Backed Securities, Credit Risk, Liquidity Risk, Focused Investment Risk, Market Risk – Fixed Income Investments, Derivatives Risk, Management and Operational Risk, Fund of Funds Risk, Counterparty Risk, Leveraging Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Domestic Bond Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Domestic Bond Fund may affect Domestic Bond Fund’s performance more than if Domestic Bond Fund were a diversified investment company. Shareholders of each Fund investing in Domestic Bond Fund are indirectly exposed to these risks.

GMO Developed World Stock Fund. GMO Developed World Stock Fund (“Developed World Stock Fund”), a series of GMO Trust, is not offered by this Prospectus. Developed World Stock Fund is managed by GMO.

Developed World Stock Fund pays an investment management fee to the Manager at the annual rate of 0.45% of Developed World Stock Fund’s average daily net assets for each class of shares. Developed World Stock Fund offers Class III and Class IV shares. Class III and Class IV shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.15% and 0.10% of the class’s average daily net assets.

Developed World Stock Fund’s investment objective is high total return.

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The Manager seeks to achieve Developed World Stock Fund’s investment objective by investing Developed World Stock Fund’s portfolio primarily in stocks that the Manager believes will provide a higher return than the MSCI World Index.

The Manager determines which stocks to buy or sell based on its evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting stocks for Developed World Stock Fund, the Manager uses a combination of investment methods to identify stocks that the Manager believes have positive return potential relative to other stocks in Developed World Stock Fund’s investment universe. Some of these methods evaluate individual stocks or groups of stocks based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of price movement or volatility of a stock or groups of stocks relative to Developed World Stock Fund’s investment universe. The Manager also adjusts Developed World Stock Fund’s portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time.

As a substitute for direct investments in stocks, Developed World Stock Fund may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). Developed World Stock Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of Developed World Stock Fund’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, Developed World Stock Fund may lend its portfolio securities.

Under normal circumstances, Developed World Stock Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in stocks tied economically to developed markets. For this purpose, the term “stocks” refers to investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts, and the term “developed markets” refers to those countries included in the MSCI World Index, a global developed markets equity index, and countries with similar characteristics (e.g., countries that have sustained economic development, sufficient liquidity for listed companies and accessible markets). The Manager may make investments tied economically to emerging countries.

Developed World Stock Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

A GMO Fund that invests in Developed World Stock Fund is subject to all of the risks to which Developed World Stock Fund is exposed. The principal risks of an investment in Developed World Stock Fund include Market Risk – Equities, Management and Operational Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Counterparty Risk, Leveraging Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Developed World Stock Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Developed World Stock Fund may affect Developed World Stock Fund’s performance more than if Developed World Stock Fund were a diversified investment company. Shareholders of each GMO Fund investing in Developed World Stock Fund are indirectly exposed to these risks.

GMO Emerging Country Debt Fund. GMO Emerging Country Debt Fund (“Emerging Country Debt Fund”), a series of GMO Trust, is not offered by this Prospectus. Emerging Country Debt Fund is managed by GMO. Emerging Country Debt Fund pays an investment management fee to the Manager at the annual rate of 0.35% of Emerging Country Debt Fund’s average daily net assets for each class of shares. Emerging Country Debt Fund offers Class III and Class IV shares. Class III and Class IV shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.15% and 0.10% of the class’s average daily net assets.

Emerging Country Debt Fund’s investment objective is total return in excess of that of its benchmark, the J.P. Morgan EMBI Global.

Emerging Country Debt Fund invests primarily in debt of emerging countries that is issued by a sovereign or its instrumentalities outside the country of the issuer and usually is denominated in the currency of the country in which it is issued (e.g., U.S. dollar, Euro, Japanese yen, Swiss franc and British pound sterling). Under normal circumstances, Emerging Country Debt Fund invests directly and indirectly (e.g., through other GMO Funds or

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derivatives) at least 80% of its assets in debt investments tied economically to emerging countries. The term “emerging countries” means the world’s less developed countries. In general, Emerging Country Debt Fund considers “emerging countries” to be the countries included in Emerging Country Debt Fund’s benchmark, as well as other countries with similar national income characteristics.

Emerging Country Debt Fund typically gains its investment exposure by purchasing debt investments or by using derivatives, typically credit default swaps. Emerging Country Debt Fund maintains a substantial portion of its assets either through direct holdings or indirectly through derivatives in below investment grade investments (commonly referred to as “junk bonds”). Those investments have speculative characteristics and are riskier than investment grade debt instruments. Generally, at least 75% of Emerging Country Debt Fund’s assets are denominated in, or hedged into, U.S. dollars. Emerging Country Debt Fund’s performance is likely to be more volatile than that of its benchmark.

The Manager emphasizes a bottom-up approach to select debt issued by sovereign and quasi-sovereign entities, using analytical techniques that seek to uncover the most undervalued instrument(s) issued by a particular sovereign or quasi-sovereign entity. The Manager also considers its outlook for a country in making investment decisions and typically uses portfolio cash flows to rebalance Emerging Country Debt Fund’s portfolio.

In pursuing its investment objective, Emerging Country Debt Fund typically uses exchange-traded and over-the-counter (“OTC”) derivatives, including options, swap contracts (in addition to credit default swaps), currency forwards (including currency forwards on currencies of the developed markets), reverse repurchase agreements and futures. Emerging Country Debt Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, Emerging Country Debt Fund will typically have gross investment exposures in excess of its net assets (i.e., Emerging Country Debt Fund will be leveraged) and therefore is subject to heightened risk of loss. Emerging Country Debt Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Emerging Country Debt Fund also has direct and indirect holdings in U.S. asset-backed securities. Emerging Country Debt Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

The Manager normally seeks to maintain an interest rate duration for Emerging Country Debt Fund that is similar to that of its benchmark (approximately [    ] years as of 05/31/13).

If deemed prudent by the Manager, Emerging Country Debt Fund may take temporary defensive positions.

A GMO Fund that invests in Emerging Country Debt Fund is subject to all of the risks to which Emerging Country Debt Fund is exposed. The principal risks of an investment in Emerging Country Debt Fund include Market Risk – Fixed Income Investments, Credit Risk, Liquidity Risk, Leveraging Risk, Derivatives Risk, Market Risk – Asset-Backed Securities, Currency Risk, Management and Operational Risk, Counterparty Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, Fund of Funds Risk, and Large Shareholder Risk. Emerging Country Debt Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Emerging Country Debt Fund may affect Emerging Country Debt Fund’s performance more than if Emerging Country Debt Fund were a diversified investment company. Shareholders of each GMO Fund investing in Emerging Country Debt Fund are indirectly exposed to these risks.

GMO Emerging Markets Fund. GMO Emerging Markets Fund (“EMF”), a series of GMO Trust, is not offered by this Prospectus. EMF is managed by GMO.

EMF pays an investment management fee to the Manager at the annual rate of 0.75% of EMF’s average daily net assets for each class of shares. EMF offers Class II, Class III, Class IV, Class V and Class VI shares. Class II, Class III, Class IV, Class V and Class VI shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.22%, 0.15%, 0.105%, 0.085% and 0.055% of the class’s average daily net assets.

EMF’s investment objective is total return in excess of that of its benchmark, the S&P/IFCI Composite Index.

EMF typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to emerging markets. “Emerging markets” include all markets that are not treated as “developed markets” in the MSCI World Index or MSCI EAFE Index. The term “equity investments”

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refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, EMF invests directly and indirectly at least 80% of its assets in investments tied economically to emerging markets. In addition to investing in companies tied economically to emerging markets, EMF may invest in companies that the Manager believes are likely to benefit from growth in the emerging markets.

The Manager uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors, and equity investments based on factors including, but not limited to, valuation and patterns of price movement or price volatility. The Manager also adjusts the EMF’s portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time.

As a substitute for direct investments in equities, EMF may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). EMF also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of EMF’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. EMF’s non-U.S. currency exposure may differ from the currency exposure represented by its equity investments. In addition, EMF may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, EMF may lend its portfolio securities.

EMF also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

EMF’s benchmark is the S&P/IFCI Composite Index, which is an independently maintained and widely published index comprised of emerging markets stocks.

A Fund that invests in EMF is subject to all of the risks to which EMF is exposed. The principal risks of an investment in EMF include Market Risk – Equities, Non-U.S. Investment Risk, Currency Risk, Liquidity Risk, Market Disruption and Geopolitical Risk, Smaller Company Risk, Management and Operational Risk, Counterparty Risk, Focused Investment Risk, Derivatives Risk, Fund of Funds Risk, Leveraging Risk, and Large Shareholder Risk. EMF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by EMF may affect EMF’s performance more than if EMF were a diversified investment company. Shareholders of each Fund investing in EMF are indirectly exposed to these risks.

GMO Emerging Domestic Opportunities Fund. GMO Emerging Domestic Opportunities Fund (“EDOF”), a series of GMO Trust, is not offered by this Prospectus. EDOF is managed by GMO.

EDOF pays an investment management fee to the Manager at the annual rate of 0.75% of EDOF’s average daily net assets for each class of shares. EDOF offers Class II, Class III, Class IV, Class V and Class VI shares. Class II, Class III, Class IV, Class V and Class VI shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.22%, 0.15%, 0.105%, 0.085% and 0.055% of the class’s average daily net assets.

EDOF’s investment objective is total return.

EDOF typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies whose prospects are linked to the internal (“domestic”) development and growth of the world’s non-developed markets (“emerging markets”), including companies that provide goods and services to emerging market consumers. “Emerging markets” include all markets that are not treated as “developed markets” in the MSCI World Index or MSCI EAFE Index.

The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Under normal circumstances, EDOF invests directly and indirectly at least 80% of its assets in investments related to emerging markets. EDOF’s investments are not limited to investments in companies located in any particular country or geographic region, and may include investments in companies located in developed markets (e.g., the U.S.) that are related to, or whose prospects are linked to, emerging markets. The Manager does not manage EDOF to, or control EDOF’s risk relative to, any index or benchmark.

The Manager uses primarily fundamental analysis to evaluate and select countries, sectors, and companies that it believes are most likely to benefit from domestic growth in emerging markets. In evaluating and selecting investments, the Manager may consider many factors, including the Manager’s assessment of a country’s and/or sector’s fundamentals or growth prospects as well as a company’s positioning relative to its competitors.

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As a substitute for direct investments in equities, EDOF may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). EDOF also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of EDOF’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. EDOF’s non-U.S. currency exposure may differ from the currency exposure represented by its equity investments. In addition, EDOF may lend its portfolio securities.

EDOF may choose to make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for its services.

EDOF also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

A Fund that invests in EDOF is subject to all of the risks to which EDOF is exposed. The principal risks of an investment in EDOF include Market Risk – Equities, Non-U.S. Investment Risk, Currency Risk, Liquidity Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, Smaller Company Risk, Large Shareholder Risk, Management and Operational Risk, Derivatives Risk, Counterparty Risk, Fund of Funds Risk, and Leveraging Risk. EDOF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by EDOF may affect EDOF’s performance more than if EDOF were a diversified investment company. Shareholders of each Fund investing in EDOF are indirectly exposed to these risks.

GMO Flexible Equities Fund. GMO Flexible Equities Fund (“Flexible Equities Fund”), a series of GMO Trust, is not offered by this Prospectus. Flexible Equities Fund is managed by GMO.

Flexible Equities Fund pays an investment management fee to the Manager at the annual rate of 0.55% of Flexible Equities Fund’s average daily net assets for each class of shares. Flexible Equities Fund offers Class III and Class VI shares. Class III and Class VI shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.15% and 0.055% of the class’s average daily net assets.

Flexible Equities Fund’s investment objective is total return in excess of that of its benchmark, the MSCI World Index.

The Manager pursues investment strategies for Flexible Equities Fund that are intended to complement the strategies being pursued by the Manager in GMO Asset Allocation Funds or accounts. Accordingly, Flexible Equities Fund is not a standalone investment and Flexible Equities Fund’s investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine Flexible Equities Fund’s strategic direction.

Flexible Equities Fund may invest directly and indirectly (e.g., through underlying funds or derivatives) in equity investments traded in any of the world’s securities markets. Under normal circumstances, Flexible Equities Fund invests directly and indirectly at least 80% of its assets in equity investments. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts. Flexible Equities Fund is permitted to make equity investments of all types, including equity investments issued by non-U.S. and U.S. companies, growth and value style equities, and equity investments of companies of any market capitalization. In addition, Flexible Equities Fund is not limited in how much it may invest in any market or in the types of equity investments it may make, and it may often invest all its assets in a limited number of equity investments of companies in a single country and/or capitalization range. Flexible Equities Fund could experience material losses from a single investment. [As of the date of this Prospectus, substantially all of Flexible Equities Fund’s assets were invested in equity investments tied economically to Japan.]

As a substitute for direct investments in equities, Flexible Equities Fund may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). Flexible Equities Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of Flexible Equities Fund’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, swap contracts, and reverse repurchase

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agreements. Flexible Equities Fund’s non-U.S. currency exposure may differ significantly from the currency exposure represented by its equity investments. For investment and hedging purposes, Flexible Equities Fund also may make short sales of securities, including short sales of securities Flexible Equities Fund does not own. In addition, Flexible Equities Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, Flexible Equities Fund may lend its portfolio securities.

Flexible Equities Fund may identify and measure its performance against one or more secondary benchmarks from time to time. The Manager does not manage Flexible Equities Fund to, or control Flexible Equities Fund’s risk relative to, Flexible Equities Fund’s benchmark.

Flexible Equities Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Flexible Equities Fund’s benchmark is the MSCI World Index, which is an independently maintained and widely published index comprised of global developed markets.

A Fund that invests in Flexible Equities Fund is subject to all of the risks to which Flexible Equities Fund is exposed. The principal risks of an investment in Flexible Equities Fund include Management and Operational Risk, Market Risk – Equities, Non-U.S. Investment Risk, Smaller Company Risk, Focused Investment Risk, Currency Risk, Liquidity Risk, Large Shareholder Risk, Market Disruption and Geopolitical Risk, Derivatives Risk, Leveraging Risk, Counterparty Risk, and Short Sales Risk. Flexible Equities Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Flexible Equities Fund may affect Flexible Equities Fund’s performance more than if Flexible Equities Fund were a diversified investment company. Shareholders of each Fund investing in Flexible Equities Fund are indirectly exposed to these risks.

GMO Global Bond Fund. GMO Global Bond Fund (“Global Bond Fund”), a series of GMO Trust, is not offered by this Prospectus. Global Bond Fund is managed by GMO.

Global Bond Fund pays an investment management fee to the Manager at the annual rate of 0.19% of Global Bond Fund’s average daily net assets. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of Global Bond Fund’s average daily net assets.

Global Bond Fund’s investment objective is total return in excess of that of its benchmark, the J.P. Morgan GBI Global.

Global Bond Fund’s investment program has two principal components. One component seeks to replicate Global Bond Fund’s benchmark. The second component seeks to add value relative to Global Bond Fund’s benchmark by taking positions that may be unrelated to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government, and emerging country debt markets and can cause Global Bond Fund’s performance to differ significantly from that of its benchmark. Global Bond Fund will typically have substantial direct and indirect investment exposure to the countries (e.g., Japan) and regions (e.g., Eurozone) that represent a significant portion of Global Bond Fund’s benchmark.

In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets.

In making investment decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to Global Bond Fund’s benchmark.

In pursuing its investment program, Global Bond Fund may have positions in:

•	derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to generate a return comparable to Global Bond Fund’s benchmark and to pursue risk and return in global interest rate, currency, and credit markets);

•	non-U.S. bonds and other bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

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•	shares of GMO Short-Duration Collateral Fund (“SDCF”) (to provide exposure to asset-backed securities);

•	shares of GMO World Opportunity Overlay Fund (“Overlay Fund”) (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets);

•	shares of GMO Emerging Country Debt Fund (“ECDF”) (to provide exposure to emerging country debt securities);

•	shares of GMO U.S. Treasury Fund and unaffiliated money market funds (for cash management purposes);

•	shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and

•	shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets).

As a result primarily of its investment in shares of SDCF, Overlay Fund, and ECDF, Global Bond Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade.

The Manager normally seeks to maintain Global Bond Fund’s estimated interest rate duration within +/- 2 years of the benchmark’s duration (approximately [    ] years as of 05/31/13).

Under normal circumstances, Global Bond Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). The Fund is not limited in its use of derivatives or in the absolute face of its derivative positions. As a result of its derivative positions, Global Bond Fund will typically have gross investment exposures in excess of its net assets (i.e., Global Bond Fund will be leveraged) and therefore is subject to heightened risk of loss. Global Bond Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Global Bond Fund’s benchmark is the J.P. Morgan GBI Global, which is an independently maintained and widely published index comprised of government bonds of developed countries with maturities of one year or more.

A Fund that invests in Global Bond Fund is subject to all of the risks to which Global Bond Fund is exposed. The principal risks of an investment in Global Bond Fund include Currency Risk, Market Risk — Fixed Income Investments, Market Risk — Asset-Backed Securities, Credit Risk, Liquidity Risk, Derivatives Risk, Leveraging Risk, Counterparty Risk, Focused Investment Risk, Management and Operational Risk, Fund of Funds Risk, Non-U.S. Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Global Bond Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Global Bond Fund may affect Global Bond Fund’s performance more than if Global Bond Fund were a diversified investment company. Shareholders of each Fund investing in Global Bond Fund are indirectly exposed to these risks.

GMO International Bond Fund. GMO International Bond Fund (“International Bond Fund”), a series of GMO Trust, is not offered by this Prospectus. International Bond Fund is managed by GMO.

International Bond Fund pays an investment management fee to the Manager at the annual rate of 0.25% of International Bond Fund’s average daily net assets. International Bond Fund offers Class III shares. International Bond Fund pays shareholder service fees to the Manager at the annual rate of 0.15% of International Bond Fund’s average daily net assets.

International Bond Fund’s investment objective is total return in excess of that of its benchmark, the J.P. Morgan GBI Global ex-U.S.

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International Bond Fund’s investment program has two principal components. One component seeks to replicate International Bond Fund’s benchmark. The second component seeks to add value relative to International Bond Fund’s benchmark by taking positions that are not necessarily related to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause International Bond Fund’s performance to differ significantly from that of its benchmark. International Bond Fund will typically have substantial direct and indirect investment exposure to the countries (e.g., Japan) and regions (e.g., Eurozone) that represent a significant portion of International Bond Fund’s benchmark.

In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets.

In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to International Bond Fund’s benchmark.

In pursuing its investment program, International Bond Fund may have positions in:

•	derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps and other swap contracts (to generate a return comparable to International Bond Fund’s benchmark and to pursue risk and return in global interest rate, currency, and credit markets);

•	non-U.S. bonds and other bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	shares of GMO Short-Duration Collateral Fund (“SDCF”) (to provide exposure to asset-backed securities);

•	shares of GMO World Opportunity Overlay Fund (“Overlay Fund”) (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets);

•	shares of GMO Emerging Country Debt Fund (“ECDF”) (to provide exposure to emerging country debt securities);

•	shares of GMO U.S. Treasury Fund and unaffiliated money market funds;

•	shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments); and

•	shares of GMO Debt Opportunities Fund (to provide exposure to global credit (particularly, asset-backed) markets).

As a result primarily of its investment in shares of SDCF, Overlay Fund and ECDF, International Bond Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade.

The Manager normally seeks to maintain International Bond Fund’s estimated interest rate duration within +/- 2 years of the benchmark’s duration (approximately [    ] years as of [05/31/13]).

Under normal circumstances, International Bond Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option).

International Bond Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, International Bond Fund will typically have gross investment exposures in excess of its net assets (i.e., International Bond Fund will be leveraged) and therefore is subject to heightened risk of loss. International Bond Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying derivatives even though International Bond Fund does not own those assets or indices.

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If deemed prudent by the Manager, International Bond Fund may take temporary defensive positions.

A GMO Fund that invests in International Bond Fund is subject to all of the risks to which International Bond Fund is exposed. The principal risks of an investment in International Bond Fund include Currency Risk, Market Risk – Fixed Income Investments, Market Risk – Asset-Backed Securities, Credit Risk, Liquidity Risk, Derivatives Risk, Leveraging Risk, Counterparty Risk, Focused Investment Risk, Management and Operational Risk, Fund of Funds Risk, Non-U.S. Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. International Bond Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by International Bond Fund may affect International Bond Fund’s performance more than if International Bond Fund were a diversified investment company. Shareholders of each GMO Fund investing in International Bond Fund are indirectly exposed to these risks.

GMO International Core Equity Fund. GMO International Core Equity Fund (“ICEF”), a series of GMO Trust, is not offered by this Prospectus. ICEF is managed by GMO.

ICEF pays an investment management fee to the Manager at the annual rate of 0.38% of ICEF’s average daily net assets for each class of shares. ICEF offers Class III, Class IV and Class VI shares. Class III, Class IV and Class VI shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.15%, 0.09% and 0.055% of the class’s average daily net assets.

ICEF’s investment objective is high total return.

The Manager seeks to achieve ICEF’s investment objective by investing ICEF’s portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Index.

The Manager determines which securities ICEF should to buy or sell based on its evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting securities for ICEF, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in ICEF’s investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of price movement or volatility of a security or groups of securities relative to ICEF’s investment universe. The Manager also adjusts ICEF’s portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time.

As a substitute for direct investments in equity securities, ICEF may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). ICEF also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of ICEF’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, ICEF may lend its portfolio securities.

ICEF typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to countries other than the U.S., including both developed and emerging countries. Under normal circumstances, ICEF invests directly and indirectly at least 80% of its assets in equity investments. The terms “equity securities” and “equity investments” refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts.

ICEF also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

A GMO Fund that invests in ICEF is subject to all of the risks to which ICEF is exposed. The principal risks of an investment in ICEF include Market Risk – Equities, Management and Operational Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Counterparty Risk, Leveraging Risk, Smaller Company Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Shareholders of each GMO Fund investing in ICEF are indirectly exposed to these risks.

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GMO International Growth Equity Fund. GMO International Growth Equity Fund (“IGEF”), a series of GMO Trust, is not offered by this Prospectus. IGEF is managed by GMO.

IGEF pays an investment management fee to the Manager at the annual rate of 0.50% of IGEF’s average daily net assets for each class of shares. IGEF offers Class III and Class IV shares. Class III and Class IV shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.15% and 0.09% of the class’s average daily net assets.

IGEF’s investment objective is high total return.

The Manager seeks to achieve IGEF’s investment objective by investing IGEF’s portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Growth Index.

The Manager determines which securities IGEF should buy or sell based on its evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting securities for IGEF, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in IGEF’s investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of price movement or volatility of a security or groups of securities relative to IGEF’s investment universe. The Manager also adjusts IGEF’s portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time.

As a substitute for direct investments in equity securities, IGEF may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). IGEF also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of IGEF’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, IGEF may lend its portfolio securities.

IGEF typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to countries other than the U.S., including both developed and emerging countries. Under normal circumstances, IGEF invests directly and indirectly at least 80% of its assets in equity investments. The terms “equity securities” and “equity investments” refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts.

IGEF also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

A GMO Fund that invests in IGEF is subject to all of the risks to which IGEF is exposed. The principal risks of an investment in IGEF include Market Risk – Equities, Management and Operational Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Counterparty Risk, Leveraging Risk, Smaller Company Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Shareholders of each GMO Fund investing in IGEF are indirectly exposed to these risks.

GMO International Intrinsic Value Fund. GMO International Intrinsic Value Fund (“IIVF”), a series of GMO Trust, is not offered by this Prospectus. IIVF is managed by GMO.

IIVF pays an investment management fee to the Manager at the annual rate of 0.50% of IIVF’s average daily net assets for each class of shares. IIVF offers Class II, Class III and Class IV shares. Class II, Class III and Class IV shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.22%, 0.15% and 0.09% of the class’s average daily net assets.

IIVF’s investment objective is high total return.

The Manager seeks to achieve IIVF’s investment objective by investing primarily in a portfolio of equity securities that the Manager believes will provide a higher return than the MSCI EAFE Value Index.

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The Manager determines which securities to buy or sell according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting securities for IIVF, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in IIVF’s investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price relative to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of price movement or volatility of a security or groups of securities relative to IIVF’s investment universe. The Manager also may adjust IIVF’s portfolio for factors such as position size, market capitalization, and exposure to groups such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time.

As a substitute for direct investments in equity securities, IIVF may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). IIVF also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of IIVF’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, IIVF may lend its portfolio securities.

IIVF typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to countries other than the U.S., including both developed and emerging countries. The term “equity securities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts.

IIVF also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

IIVF’s benchmark is the MSCI EAFE Value Index, which is an independently maintained and widely published index comprised of international large and mid capitalization stocks that have a value style.

A Fund that invests in IIVF is subject to all of the risks to which IIVF is exposed. The principal risks of an investment in IIVF include Market Risk – Equities, Management and Operational Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Counterparty Risk, Leveraging Risk, Smaller Company Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Shareholders of each Fund investing in IIVF are indirectly exposed to these risks.

GMO International Intrinsic Value Extended Markets Fund. GMO International Intrinsic Value Extended Markets Fund (“IIVEMF”), a series of GMO Trust, is not offered by this Prospectus. IIVEMF is managed by GMO.

IIVEMF pays an investment management fee to the Manager at the annual rate of 0.50% of IIVEMF’s average daily net assets for each class of shares. IIVEMF offers Class II, Class III and Class IV shares. Class II, Class III and Class IV shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.22%, 0.15% and 0.09% of the class’s average daily net assets.

IIVEMF’s investment objective is high total return.

The Manager seeks to achieve IIVEMF’s investment objective by investing primarily in a portfolio of equity securities that the Manager believes will provide a higher return than the MSCI ACWI ex USA.

The Manager determines which securities to buy or sell according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting securities for IIVEMF, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in IIVEMF’s investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price relative to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of price movement or volatility of a security or groups of securities relative to IIVEMF’s investment universe. The Manager also may adjust IIVEMF’s portfolio for factors such as position size, market capitalization, and exposure to groups such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. IIVEMF may invest in companies of any market capitalization.

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As a substitute for direct investments in equity securities, IIVEMF may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). IIVEMF also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of IIVEMF’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, IIVEMF may lend its portfolio securities.

IIVEMF typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to countries other than the U.S., including both developed and emerging countries. The term “equity securities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts.

IIVEMF may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

IIVEMF’s benchmark is the MSCI ACWI ex USA, which is an independently maintained and widely published index comprised of international (excluding U.S. and including emerging) large and mid capitalization stocks.

A Fund that invests in IIVEMF is subject to all of the risks to which IIVEMF is exposed. The principal risks of an investment in IIVEMF include Market Risk – Equities, Management and Operational Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Counterparty Risk, Leveraging Risk, Liquidity Risk, Smaller Company Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. IIVEMF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by IIVEMF may affect IIVEMF’s performance more than if IIVEMF were a diversified investment company. Shareholders of each Fund investing in IIVEMF are indirectly exposed to these risks.

GMO International Large/Mid Cap Value Fund. GMO International Large/Mid Cap Value Fund (“ILMCVF”), a series of GMO Trust, is not offered by this Prospectus. ILMCVF is managed by GMO.

ILMCVF pays an investment management fee to the Manager at the annual rate of 0.50% of ILMCVF’s average daily net assets for each class of shares. ILMCVF offers Class III, Class IV, Class V, and Class VI shares. Class III, Class IV, Class V, and Class VI shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.15%, 0.09%, 0.085%, and 0.055% of the class’s average daily net assets.

ILMCVF’s investment objective is high total return.

The Manager seeks to achieve ILMCVF’s investment objective by investing ILMCVF’s portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Value Index.

The Manager determines which securities ILMCVF should buy or sell based on its evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting securities for ILMCVF, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in ILMCVF’s investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of price movement or volatility of a security or groups of securities relative to ILMCVF’s investment universe. The Manager also adjusts ILMCVF’s portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time.

As a substitute for direct investments in equity securities, ILMCVF may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). ILMCVF also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of ILMCVF’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, ILMCVF may lend its portfolio securities.

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ILMCVF typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of non-U.S. companies that issue stocks included in the MSCI Standard Indices, international stock indices that target approximately the largest 85% of each market’s free-float adjusted market capitalization, and in companies with similar market capitalizations (“large- and mid-cap companies”). Under normal circumstances, ILMCVF invests directly and indirectly at least 80% of its assets in securities of large- and mid-cap companies. For these purposes, non-U.S. companies are companies tied economically to countries other than the U.S., including both developed and emerging countries. The term “equity securities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts.

ILMCVF also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

A GMO Fund that invests in ILMCVF is subject to all of the risks to which ILMCVF is exposed. The principal risks of an investment in ILMCVF include Market Risk – Equities, Management and Operational Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Counterparty Risk, Leveraging Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Shareholders of each GMO Fund investing in ILMCVF are indirectly exposed to these risks.

GMO International Small Companies Fund. GMO International Small Companies Fund (“International Small Companies Fund”), a series of GMO Trust, is not offered by this Prospectus. International Small Companies Fund is managed by GMO.

International Small Companies Fund pays an investment management fee to the Manager at the annual rate of 0.60% of International Small Companies Fund’s average daily net assets. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of International Small Companies Fund’s average daily net assets.

International Small Companies Fund’s investment objective is high total return.

The Manager seeks to achieve International Small Companies Fund’s investment objective by investing primarily in a portfolio of equity securities that the Manager believes will provide a higher return than the MSCI EAFE Small Cap Index.

The Manager determines which securities to buy or sell according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting securities for International Small Companies Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in International Small Companies Fund’s investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price relative to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of price movement or volatility of a security or groups of securities relative to International Small Companies Fund’s investment universe. The Manager also may adjust International Small Companies Fund’s portfolio for factors such as position size, market capitalization, and exposure to groups such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time.

As a substitute for direct investments in equity securities, International Small Companies Fund may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). International Small Companies Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of International Small Companies Fund’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, International Small Companies Fund may lend its portfolio securities.

International Small Companies Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of non-U.S. small companies. Under normal circumstances, International Small Companies Fund invests directly and indirectly at least 80% of its assets in securities of small companies. For these purposes, non-U.S. companies are companies tied economically to countries other than the U.S., including

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both developed and emerging countries (“Non-U.S. Companies”). The Manager considers “small companies” to be all Non-U.S. Companies other than (i) the largest 500 companies in developed countries based on full, non-float adjusted market capitalization and (ii) any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of the smallest excluded developed country companies. A company’s full, non-float adjusted market capitalization includes all of the company’s outstanding equity securities. As of May 31, 2013, the market capitalization of the outstanding common stock and other stock-related securities of the largest company included within International Small Companies Fund’s definition of small companies was approximately $[    ]. For purposes of International Small Companies Fund’s investments, the term “equity securities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts.

International Small Companies Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

International Small Companies Fund’s benchmark is the MSCI EAFE Small Cap Index, an independently maintained and widely published index comprised of international small capitalization stocks.

A Fund that invests in International Small Companies Fund is subject to all of the risks to which International Small Companies Fund is exposed. The principal risks of an investment in International Small Companies Fund include Market Risk — Equities, Management and Operational Risk, Liquidity Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Smaller Company Risk, Counterparty Risk, Leveraging Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Shareholders of each Fund investing in International Small Companies Fund are indirectly exposed to these risks.

GMO Quality Fund. GMO Quality Fund (“Quality Fund”), a series of GMO Trust, is not offered by this Prospectus. Quality Fund is managed by GMO.

Quality Fund offers Class III, Class IV, Class V and Class VI shares. Class III, Class IV, Class V and Class VI shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.15%, 0.105%, 0.085% and 0.055% of the class’s average daily net assets.

Quality Fund’s investment objective is total return.

The Manager seeks to achieve Quality Fund’s investment objective by investing the Quality Fund’s portfolio primarily in equity securities that the Manager believes to be of high quality.

The Manager determines which securities Quality Fund should buy or sell based on its evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In assessing a company’s quality, the Manager may consider several factors, including, in particular, high profitability, stable profitability, and low leverage.

In selecting securities for Quality Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in Quality Fund’s investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of price movement or volatility of a security or groups of securities relative to Quality Fund’s investment universe. The Manager also adjusts Quality Fund’s portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time.

As a substitute for direct investments in equity securities, Quality Fund may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). Quality Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of Quality Fund’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, Quality Fund may lend its portfolio securities.

Quality Fund may hold shares in fewer than 100 companies. Quality Fund may make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt instruments.

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Quality Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to any country in the world, including emerging countries. The term “equity securities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts.

Quality Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

A Fund that invests in Quality Fund is subject to all of the risks to which Quality Fund is exposed. The principal risks of an investment in Quality Fund include Market Risk — Equities, Management and Operational Risk, Focused Investment Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Counterparty Risk, Leveraging Risk, Market Disruption and Geopolitical Risk and Large Shareholder Risk. Quality Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Quality Fund may affect Quality Fund more than if Quality Fund were a diversified investment company. Shareholders of each Fund investing in Quality Fund are indirectly exposed to these risks.

GMO Resources Fund. GMO Resources Fund (“Resources Fund”), a series of GMO Trust, is not offered by this Prospectus. Resources Fund is managed by GMO.

Resources Fund pays an investment management fee to the Manager at the annual rate of 0.50% of Resources Fund’s average daily net assets for each class of shares. Resources Fund offers Class III, Class IV, Class V and Class VI shares. Class III, Class IV, Class V and Class VI shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.15%, 0.10%, 0.085% and 0.055% of the class’s average daily net assets.

Resources Fund’s investment objective is total return.

Resources Fund has a fundamental policy to concentrate its investments in the natural resources sector, and under normal market conditions, Resources Fund invests at least 80% of its assets in the securities of companies in that sector. Resources Fund considers the “natural resources sector” to include companies that own, produce, refine, process, transport, and market natural resources and companies that provide related equipment, infrastructure, and services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, water, alternative energy sources, and environmental services. Resources Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in securities of companies tied economically to any country in the world, including emerging countries. In addition to its investments in companies in the natural resources sector, Resources Fund also may invest up to 20% of its net assets in securities of any type of company.

The Manager selects investments for Resources Fund based on the Manager’s assessment of which segments of the natural resources sector offer the best investment opportunities. That assessment may be based on the relative attractiveness of individual natural resources, including supply and demand fundamentals and pricing outlook. The Manager uses a combination of investment methods to identify companies and may analyze individual companies based on their financial, operational, and managerial strength and valuation. Other methods focus on patterns of price volatility of a security or groups of securities. The Manager may adjust Resources Fund’s portfolio for factors such as position size, market capitalization, currency exposure, and exposure to groups such as commodity type, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time.

Resources Fund may invest in securities of any type, including without limitation, common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts, shares of royalty trusts and master limited partnerships and fixed income securities (including fixed income securities of any maturity and below investment grade securities (commonly referred to as “junk bonds”)). Resources Fund may invest in the securities of companies of any market capitalization.

As a substitute for direct investments in securities of companies in the natural resources sector, Resources Fund may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). Resources Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of Resources Fund’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, Resources Fund may lend its portfolio securities.

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Resources Fund also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

A Fund that invests in Resources Fund is subject to all of the risks to which Resources Fund is exposed. The principal risks of an investment in Resources Fund include Natural Resources Risk, Commodities Risk, Market Risk – Equities, Management and Operational Risk, Focused Investment Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Counterparty Risk, Leveraging Risk, Liquidity Risk, Smaller Company Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Resources Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Resources Fund may affect Resources Fund more than if Resources Fund were a diversified investment company. Shareholders of each Fund investing in Resources Fund are indirectly exposed to these risks.

GMO Risk Premium Fund. GMO Risk Premium Fund (“Risk Premium Fund”), a series of GMO Trust, is not offered by this Prospectus. Risk Premium Fund is managed by GMO.

Risk Premium Fund offers Class III, Class IV, Class V and Class VI shares. Class III, Class IV, Class V and Class VI shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.15%, 0.10%, 0.085% and 0.055% of the class’s average daily net assets.

Risk Premium Fund’s investment objective is total return.

The Manager seeks to achieve Risk Premium Fund’s investment objective primarily by causing Risk Premium Fund to sell (write) put options on U.S. and non-U.S. (e.g., Europe, United Kingdom, Japan, Hong Kong, Canada, and Australia) stock indices.

The Manager uses a proprietary indicator to determine Risk Premium Fund’s put-writing allocations among stock indices, depending on the relative assessment of premiums available. Risk Premium Fund’s portfolio allocations are based on the relative attractiveness of each index in conjunction with other factors such as the liquidity available in each index’s options markets. The Manager expects Risk Premium Fund to sell put options on a number of stock indices but, from time to time, Risk Premium Fund may have substantial exposures to a relatively small number of U.S. and international stock indices. Risk Premium Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Risk Premium Fund may purchase and sell put and call options of any type, including options on global, regional and country stock indices and options on exchange-traded funds (“ETFs”). Risk Premium Fund may purchase and sell exchange-traded and over-the-counter (“OTC”) options, including options that are cash-settled as well as physically settled. Risk Premium Fund is also permitted to invest in other securities which the Manager believes will provide positive total return. Risk Premium Fund may purchase and sell options and other securities tied economically to any country in the world, including emerging countries.

The Manager expects that Risk Premium Fund’s option positions typically will be fully collateralized at the time when Risk Premium Fund is selling them. The Manager, therefore, expects that Risk Premium Fund will hold sufficient assets to cover the maximum possible loss that Risk Premium Fund might sustain upon the assignment or exercise of an option sold by Risk Premium Fund.

For collateral and cash management purposes, Risk Premium Fund will invest a substantial portion of its assets in shares of GMO U.S. Treasury Fund, U.S. Treasury bills and other highly rated securities, and unaffiliated money market funds.

A Fund that invests in Risk Premium Fund is subject to all of the risks to which Risk Premium Fund is exposed. The principal risks of an investment in Risk Premium Fund include Market Risk — Equities, Options Risk, Liquidity Risk, Management and Operational Risk, Derivatives Risk, Counterparty Risk, Focused Investment Risk, Non-U.S. Investment Risk, Currency Risk, Market Risk — Fixed Income Securities, Credit Risk, Market Disruption and Geopolitical Risk and Large Shareholder Risk. Risk Premium Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Risk Premium Fund may affect Risk Premium Fund more than if Risk Premium Fund were a diversified investment company. Shareholders of each Fund investing in Risk Premium Fund are indirectly exposed to these risks.

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GMO Short-Duration Collateral Fund. GMO Short-Duration Collateral Fund (“SDCF”), a series of GMO Trust, is not offered by this Prospectus. SDCF is managed by GMO.

SDCF does not pay an investment management or shareholder service fee to the Manager.

SDCF’s investment objective is total return comparable to that of its benchmark, the J.P. Morgan U.S. 3 Month Cash Index.

SDCF is not pursuing an active investment program and is gradually liquidating its portfolio.

SDCF primarily holds asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, SDCF holds government securities, corporate debt securities, and money market instruments. SDCF also may invest in unaffiliated money market funds.

Because of the deterioration in credit markets that became acute in 2008, SDCF currently has and is expected to continue to have material exposure to below investment grade securities.

The Manager does not seek to maintain a specified interest rate duration for SDCF.

Since October 2008, SDCF has declared and paid distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF currently intends to continue this practice. A substantial portion of any such distributions could constitute a return of capital to shareholders for tax purposes.

SDCF’s benchmark is the J.P. Morgan U.S. 3 Month Cash Index, which is an independently maintained and widely published index comprised of three month U.S. dollar Euro-deposits.

A Fund that invests in SDCF is subject to all of the risks to which SDCF is exposed. The principal risks of an investment in SDCF include Credit Risk, Market Risk – Fixed Income Investments, Market Risk – Asset-Backed Securities, Liquidity Risk, Focused Investment Risk, Management and Operational Risk, Derivatives Risk, Counterparty Risk, Non-U.S. Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. SDCF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by SDCF may affect SDCF’s performance more than if SDCF were a diversified investment company. Shareholders of each Fund investing in SDCF are indirectly exposed to these risks.

GMO Short-Duration Collateral Share Fund. GMO Short-Duration Collateral Share Fund (“SDCSF”), a series of GMO Trust, is not offered by this Prospectus. SDCSF is managed by GMO.

SDCSF pays an investment management fee to the Manager at the annual rate of 0.05% of SDCSF’s average daily net assets for each class of shares. SDCSF offers Class III and Class VI shares. Class III and Class VI shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.15% and 0.055% of the class’s average daily net assets.

SDCSF’s investment objective is total return comparable to that of its benchmark, the J.P. Morgan U.S. 3 Month Cash Index.

SDCSF invests substantially all of its assets in GMO Short-Duration Collateral Fund (“SDCF”) (see above for discussion of SDCF). SDCSF also may invest in GMO U.S. Treasury Fund, unaffiliated money market funds, cash, and cash equivalents. SDCF is not currently pursuing its investment objective or an active investment program.

SDCF primarily holds asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, SDCF holds government securities, corporate debt securities, and money market instruments. Because of the deterioration in credit markets that became acute in 2008, SDCSF, through its holdings of SDCF, currently has and is expected to continue to have material exposure to below investment grade securities.

The Manager does not seek to maintain a specified interest rate duration for SDCF.

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Since October 2008, SDCF has declared and paid distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF currently intends to continue this practice. A substantial portion of any such distributions could constitute a return of capital to SDCF shareholders, including SDCSF, for tax purposes. Therefore, if SDCSF, in turn, distributes these amounts to its shareholders, SDCSF’s distributions similarly could constitute a return of capital to SDCSF shareholders for tax purposes.

SDCSF’s benchmark is the J.P. Morgan U.S. 3 Month Cash Index, which is an independently maintained and widely published index comprised of three month U.S. dollar Euro-deposits.

A Fund that invests in SDCSF is subject to all of the risks to which SDCSF is exposed. The principal risks of an investment in SDCSF include Credit Risk, Market Risk – Fixed Income Investments, Market Risk – Asset-Backed Securities, Liquidity Risk, Focused Investment Risk, Fund of Funds Risk, Management and Operational Risk, Derivatives Risk, Counterparty Risk, Non-U.S. Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. SDCSF and SDCF are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by SDCSF or SDCF may affect SDCSF’s performance more than if SDCSF or SDCF were diversified investment companies. Shareholders of each Fund investing in SDCSF are indirectly exposed to these risks.

GMO Strategic Fixed Income Fund. GMO Strategic Fixed Income Fund (“SFIF”), a series of GMO Trust, is not offered by this Prospectus. SFIF is managed by GMO.

SFIF pays an investment management fee to the Manager at the annual rate of 0.25% of SFIF’s average daily net assets for each class of shares. SFIF offers Class III and Class VI shares. Class III and Class VI shares pay shareholder service fees to the Manager at the annual rate, respectively, of 0.15% and 0.055% of the class’s average daily net assets.

SFIF’s investment objective is total return in excess of that of its benchmark, the J.P. Morgan U.S. 3 Month Cash Index.

The Manager pursues investment strategies for SFIF that are intended to complement the strategies being pursued by the Manager in GMO Asset Allocation Funds or accounts. Accordingly, SFIF is not a standalone investment and SFIF’s investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine SFIF’s strategic direction.

Under normal circumstances, SFIF invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in fixed income securities. The term “fixed income security” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). SFIF is permitted to invest in fixed income securities of any kind (e.g., fixed income securities of any maturity, duration, or credit quality). SFIF may invest in any sector of the fixed income market and is not required to maintain a minimum or maximum allocation of investments in any one sector. SFIF may invest all of its assets in below investment grade securities (commonly referred to as “junk bonds”). The sectors and types of fixed income securities in which SFIF may invest or hold include, but are not limited to:

•	investment grade bonds denominated in various currencies, including bonds issued by the U.S. and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations, and municipalities (taxable and tax-exempt);

•	below investment grade bonds;

•	inflation indexed bonds issued by the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation indexed bonds issued by corporations;

•	sovereign debt of emerging countries and other bonds issued in emerging countries (including below investment grade bonds); and

•	asset-backed securities.

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SFIF has substantial holdings of GMO Short-Duration Collateral Fund (“SDCF”) (a Fund that primarily holds U.S. asset-backed securities) and GMO World Opportunity Overlay Fund (“Overlay Fund”) (a Fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies, and credit markets).

SFIF also may invest in exchange-traded and over-the-counter (“OTC”) derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates, and other types of derivatives. SFIF is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, SFIF will typically have gross investment exposures in excess of its net assets (i.e., SFIF will be leveraged) and therefore is subject to heightened risk of loss. SFIF’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

SFIF may gain exposure to the investments described above by investing in shares of other GMO Funds, including Overlay Fund, GMO Emerging Country Debt Fund (“ECDF”) (to gain exposure to emerging country debt markets), GMO High Quality Short-Duration Bond Fund (to seek a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments) and GMO Debt Opportunities Fund (to gain exposure to global credit markets). SFIF also may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

As a result primarily of its investment in SDCF, Overlay Fund, and ECDF, SFIF has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade.

The Manager does not seek to maintain a specified interest rate duration for SFIF, and SFIF’s interest rate duration will change depending on SFIF’s investments and the Manager’s assessment of different sectors of the bond market.

SFIF’s benchmark is the J.P. Morgan U.S. 3 Month Cash Index, which is an independently maintained and widely published index comprised of three month U.S. dollar Euro-deposits.

A Fund that invests in SFIF is subject to all of the risks to which SFIF is exposed. The principal risks of an investment in SFIF include Market Risk – Fixed Income Investments, Market Risk – Asset-Backed Securities, Credit Risk, Counterparty Risk, Derivatives Risk, Management and Operational Risk, Non-U.S. Investment Risk, Currency Risk, Liquidity Risk, Leveraging Risk, Market Disruption and Geopolitical Risk, Focused Investment Risk, Fund of Funds Risk, and Large Shareholder Risk. SFIF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by SFIF may affect SFIF’s performance more than if SFIF were a diversified investment company. Shareholders of each Fund investing in SFIF are indirectly exposed to these risks.

GMO U.S. Treasury Fund. GMO U.S. Treasury Fund (“U.S. Treasury Fund”), a series of GMO Trust, is not offered by this Prospectus. U.S. Treasury Fund is managed by GMO.

U.S. Treasury Fund pays an investment management fee to the Manager at the annual rate of 0.08% of U.S. Treasury Fund’s average daily net assets.

U.S. Treasury Fund’s investment objective is liquidity and safety of principal with current income as a secondary objective.

Under normal circumstances, U.S. Treasury Fund invests at least 80% of its assets in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations. “Direct U.S. Treasury Obligations” include U.S. Treasury bills, bonds and notes and other securities issued by the U.S. Treasury, as well as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and other zero-coupon securities. The Manager normally seeks to maintain an interest rate duration of one year or less for U.S. Treasury Fund’s portfolio.

U.S. Treasury Fund also may enter into repurchase agreements, under which U.S. Treasury Fund purchases a security backed by the full faith and credit of the U.S. government from a seller who simultaneously commits to repurchase, on an agreed upon date in the future, the security from U.S. Treasury Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest. The counterparties in repurchase agreements are typically broker-dealers and banks, and the safety of the arrangement depends on, among other things, U.S. Treasury Fund’s having an interest in the security that it can realize in the event of the insolvency of the counterparty.

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In addition to Direct U.S. Treasury Obligations, U.S. Treasury Fund may invest in other fixed income securities that are backed by the full faith and credit of the U.S. government, such as fixed income securities issued by the Government National Mortgage Association (“GNMA”) and the Federal Deposit Insurance Corporation (“FDIC”) that are guaranteed by the U.S. government. For cash management purposes, U.S. Treasury Fund also may invest in unaffiliated money market funds.

Although the fixed income securities purchased by U.S. Treasury Fund normally will have a stated or remaining maturity of one year or less, Direct U.S. Treasury Obligations purchased pursuant to repurchase agreements may not, and, therefore, if the counterparty to the repurchase agreement defaults, U.S. Treasury Fund may end up owning a security with a stated or remaining maturity of more than one year.

U.S. Treasury Fund is not a money market fund and is not subject to the duration, quality, diversification, and other requirements applicable to money market funds.

In selecting U.S. Treasury securities for U.S. Treasury Fund’s portfolio, the Manager focuses primarily on the relative attractiveness of different obligations (such as bonds, notes, or bills), which can vary depending on the general level of interest rates as well as supply/demand imbalances and other market conditions.

Other GMO Funds may invest in U.S. Treasury Fund.

A Fund that invests in U.S. Treasury Fund is subject to all of the risks to which U.S. Treasury Fund is exposed. The principal risks of an investment in U.S. Treasury Fund include Market Risk — Fixed Income Investments, Credit Risk, Focused Investment Risk, Large Shareholder Risk, Management and Operational Risk, and Market Disruption and Geopolitical Risk. Shareholders of each Fund investing in U.S. Treasury Fund are indirectly exposed to these risks.

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FUND CODES

The following chart identifies the ticker, news-media symbol, and CUSIP number for each share class of the Fund currently being offered (if any).

	Ticker	Symbol	CUSIP
Class R4	—	—	[	]
Class R5	—	—	[	]
Class R6	—	—	[	]

GMO SERIES TRUST

ADDITIONAL INFORMATION

The Fund’s annual and semiannual reports to shareholders (when available) will contain additional information about the Fund’s investments. The Fund’s annual report (when available) will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its initial fiscal year. The Fund’s annual and semiannual reports (when available) will be, and the Fund’s SAI is, available free of charge by sending an e-mail request to DCFundProspectus@gmo.com, by calling toll-free at 1-877-466-7778, or by visiting the Trust’s website at http://dc.gmo.com. The SAI contains more detailed information about the Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

You can review and copy the Prospectus, SAI, and reports (when available) at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Series Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, Massachusetts 02110. The shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held beneficially or of record by the shareholder.

SHAREHOLDER INQUIRIES

Plan administrators and financial

intermediaries may request additional

information from and direct inquiries to:

phone: 1-877-466-7778

email: DCFundProspectus@gmo.com

website: http://dc.gmo.com

Plan participants and other investors who invest in the Fund through a financial intermediary should contact their plan administrator or other financial intermediary for information

DISTRIBUTOR

Funds Distributor, LLC

10 High Street

Suite 302

Boston, Massachusetts 02110

Investment Company Act File No. 811-22564

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION	SUBJECT TO COMPLETION	May 21, 2013

GMO SERIES TRUST

STATEMENT OF ADDITIONAL INFORMATION

August [     ], 2013

GMO International Opportunities Equity Allocation Series Fund

Class R4: —

Class R5: —

Class R6: —

This Statement of Additional Information is not a prospectus. It relates to the Prospectus for GMO International Opportunities Equity Allocation Series Fund (the “Fund”) dated August [     ], 2013, as amended and revised from time to time thereafter (the “Prospectus”), and should be read in conjunction therewith. Information from the Prospectus is, and the Fund’s audited financial statements, financial highlights, and a report of the independent registered public accounting firm of the Fund, which will be included in the annual report to shareholders of the Fund, will be, when available, incorporated by reference into this Statement of Additional Information. The Prospectus and the annual report to shareholders (when available) of the Fund may be obtained free of charge from GMO Series Trust (the “Trust”), 40 Rowes Wharf, Boston, Massachusetts 02110, or by sending an e-mail request to DCFundProspectus@gmo.com, by calling toll-free at 1-877-466-7778, or by visiting the Trust’s website at http://dc.gmo.com.

-i-

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal strategies of, and risks of investing in, the Fund are described in the Prospectus. The Fund invests substantially all of its assets into Class III shares of GMO International Opportunities Equity Allocation Fund (the “Institutional Fund”), which is a series of GMO Trust and is managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”). The Manager also provides investment advisory services to the Fund. Information about the Institutional Fund is contained in a separate prospectus.

References to the Fund in this Statement of Additional Information may refer to actions undertaken by the Fund or by the Institutional Fund. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objectives and policies of the Fund may be changed without shareholder approval.

FUND INVESTMENTS

The following list indicates the types of investments that the Fund (through the Institutional Fund) is generally permitted (but not required) to make. The Fund may, however, make other types of investments, provided the investments are consistent with the Fund’s investment objective and policies and the Fund’s investment restrictions do not expressly prohibit it from so doing.

Investors should note that, when used in this Statement of Additional Information, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For instance, the Fund may invest indirectly or make indirect investments by investing in another investment company or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset. Accordingly, the following list indicates the types of investments that the Fund (through the Institutional Fund) is directly or indirectly permitted to make.

•	U.S. Equity Securities[1]

•	Foreign Investments—Foreign Issuers[2]

•	Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]

•	Foreign Investments—Emerging Countries[2]

•	Securities Lending

•	Depositary Receipts

•	Convertible Securities

•	Preferred Stocks

•	Master Limited Partnerships

•	Income Trusts

•	Warrants and Rights

•	Non-Standard Warrants (LEPOs and P-Notes)

•	Options and Futures

•	Swap Contracts and Other Two-Party Contracts

•	Foreign Currency Transactions

•	Repurchase Agreements

•	Debt and Other Fixed Income Securities

•	Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]

•	Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds³

•	Debt and Other Fixed Income Securities—Municipal Securities[4]

•	Cash and Other High Quality Investments

•	U.S. Government Securities and Foreign Government Securities

•	Auction Rate Securities

•	Real Estate Investment Trusts and Other Real Estate-Related Investments

•	Asset-Backed and Related Securities

•	Adjustable Rate Securities

•	Below Investment Grade Securities

•	Distressed or Defaulted Securities

•	Brady Bonds

•	Euro Bonds

•	Zero Coupon Securities

•	Indexed Investments

•	Structured Notes

•	Firm Commitments and When-Issued Securities

•	Loans, Loan Participations, and Assignments

•	Reverse Repurchase Agreements and Dollar Roll Agreements

•	Commodity-Related Investments

•	Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

•	Investments in Other Investment Companies or Other Pooled Investments

•	Investments in Other Investment Companies – Shares of Other GMO Trust Funds

Footnotes to Fund Investments List

[1]	For more information, see, among other sections, “Description of Principal Risks—Market Risk—Equities Risk” in the Prospectus.
[2]

For more information, see, among other sections, “Description of Principal Risks—Non-U.S. Investment Risk” in the Prospectus and “Descriptions and Risks of Fund Investments—Risks of Non-U.S. Investments” herein.

[3]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—U.S. Government Securities and Foreign Government Securities” herein.
[4]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—Municipal Securities” herein.

(Note: Some of the footnotes to the above list refer investors to various risks described in the “Description of Principal Risks” section of the Prospectus for more information relating to a particular type of investment listed in the charts. The presence of such a risk cross reference for a particular Fund investment is not intended to indicate that such risk is a principal risk of the Fund, and instead is intended to provide more information regarding the risks associated with the particular investment. Please refer to the “Fund Summary” and “Description of Principal Risks” sections of the Prospectus for a description of the Fund’s principal risks.)

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a description of investment practices in which the Fund (through the Institutional Fund) may engage and the risks associated with their use. Because the Fund invests substantially all of its assets in the Institutional Fund, the Fund is exposed to the investment practices of such Institutional Fund. The Institutional Fund, and therefore the Fund, is also indirectly exposed to the investment practices of other funds managed by GMO that are not offered in the Prospectus (the “GMO Funds”) or other investment companies in which the Institutional Fund invests (“underlying funds”), and the Institutional Fund and the Fund are therefore subject to all risks associated with the practices of the underlying funds. UNLESS OTHERWISE NOTED HEREIN, THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE TO WHICH THE INSTITUTIONAL FUND AND THE FUND INDIRECTLY MAY BE EXPOSED THROUGH THE INSTITUTIONAL FUND’S INVESTMENT IN UNDERLYING FUNDS. ANY REFERENCES TO INVESTMENTS MADE BY THE FUND INCLUDE THOSE THAT MAY BE MADE BOTH DIRECTLY BY THE FUND AND THE INSTITUTIONAL FUND, AND INDIRECTLY BY THE INSTITUTIONAL FUND (E.G., THROUGH SUCH INSTITUTIONAL FUND’S INVESTMENTS IN UNDERLYING FUNDS OR THROUGH INVESTMENTS IN DERIVATIVES OR SYNTHETIC INSTRUMENTS).

Portfolio Turnover

Based on the Manager’s assessment of market conditions, it may trade the Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and which may adversely affect the Fund’s performance. Increased portfolio turnover also may cause shareholders investing through taxable accounts to realize additional taxable income, including types of income that are subject to ordinary-income tax rates. See “Taxes” below for more information.

Diversified and Non-Diversified Portfolios

As set forth in “Investment Restrictions” below, the Fund is “diversified” and is required to satisfy the diversified fund requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). At least 75% of the value of a diversified fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of any single issuer. The Institutional Fund is also diversified.

Some of the underlying funds in which the Institutional Fund invests, as identified in the Prospectus, are “non-diversified” funds under the 1940 Act. As stated in the Prospectus, funds that are “non-diversified” are not required to satisfy the requirements for diversified funds. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to the Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.

The Fund and the Institutional Fund must meet diversification standards to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxes” below for a description of these diversification standards.

Accelerated Transactions

For the Fund to take advantage of certain available investment opportunities, the Manager may need to make investment decisions on an expedited basis. In such cases, the information available to the Manager at the time of an investment decision may be limited. The Manager may not, therefore, have access to the detailed information necessary for a full analysis and evaluation of the investment opportunity.

Risks of Non-U.S. Investments

General. Investment in non-U.S. issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization, or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund may be subject to foreign taxes on (i) capital gains it realizes or dividends or interest it receives on non-U.S. securities, (ii) transactions in those securities, and (iii) the repatriation of proceeds generated from the sale of those securities. Any taxes or other charges paid or incurred by the Fund in respect of its foreign securities will reduce its yield. See “Taxes” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the United States.

In addition, the tax laws of some foreign jurisdictions in which the Fund may invest are unclear and interpretations of such laws can change over time, including on a retroactive basis in which case the Fund and/or its shareholders, as applicable, could potentially incur foreign taxes on a retroactive basis. Moreover, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), the Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce the Fund’s net asset value at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities. Conversely, the Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Because the Fund invests in foreign securities, it also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries.

Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Fund makes reasonable efforts to stay informed of foreign reporting requirements relating to the Fund’s foreign portfolio securities (e.g., through the Fund’s brokerage contacts, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Fund’s custodial network, and, to the extent deemed appropriate by the Fund under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.

Emerging Countries. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce the Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments (or, in the case of fixed income securities, interest) in emerging countries.

Special Risks of Investing in Asian Securities. In addition to the risks of foreign investments and emerging countries investments described above, investments in Asia are subject to other risks. The economies of Asian countries are at varying levels of development. Markets of countries whose economies are in the early stages of development typically exhibit a high concentration of market capitalization and have less trading volume, lower liquidity, and more volatility that more developed markets. Some Asian countries depend heavily on foreign trade. The economies of some Asian countries are not diversified and are based on only a few commodities or industries.

Investments in Asia also are susceptible to social, political, legal, and operational risks. Some countries have authoritarian or relatively unstable governments. Some governments in the region provide less supervision and regulation of their financial markets and in some countries less financial information is available than is typical of more developed markets. Some Asian countries restrict direct foreign investment in securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly (e.g., through Depositary Receipts, as defined below under “Depositary Receipts,” derivatives, etc.).

Asian countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations affect the value of securities because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuations in currency exchange rates can also affect a country’s or company’s ability to service its debt.

Investment in particular Asian countries is subject to unique risks, yet the political and economic prospects of one country or group of countries can affect other countries in the region. For example, the economies of some Asian countries are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis, or a decline in currency valuation in one Asian country may spread to other Asian countries.

Special Risks of Investing in Russian Securities. The Fund may invest directly in the securities of Russian issuers. The Fund also may have indirect exposure to Russian securities through their investment in one or more of the GMO Funds with direct investments in Russia. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described in the preceding sections. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.

A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity. It is possible for the Fund to lose its registration through fraud, negligence, or even mere oversight. The Fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration. Further, significant delays or problems may occur in registering the transfer of securities, which could cause the Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register.

Securities Lending

The Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets. For these purposes, total assets include the proceeds of such loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities. However, securities loans will be made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities (marked to market daily). If a loan is collateralized by U.S. government or other securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in one or more money market funds (in which case the Fund will bear its pro rata share of such money market fund’s fees and expenses), or directly in interest-bearing, short-term securities, and typically pays a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of loaned securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice and will do so if both (i) the Manager receives adequate notice of a proposal upon which shareholders are being asked to vote, and (ii) the Manager believes that the benefits to the Fund of voting on such proposal outweigh the benefits to the Fund of having the security remain out on loan. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. The Manager may retain lending agents on behalf of the Fund that are compensated based on a percentage of the Fund’s return on its securities lending. The Fund also may pay various fees in connection with securities loans, including shipping fees and custodian fees.

Depositary Receipts

The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) or other similar securities representing ownership of foreign securities (collectively, “Depositary Receipts”) if issues of such Depositary Receipts are available that are consistent with the Fund’s investment objective. Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a domestic corporation.

Because the value of a Depositary Receipt is dependent upon the market price of an underlying foreign security, Depositary Receipts are subject to most of the risks associated with investing in foreign securities directly. Depositary Receipts may be issued as sponsored or unsponsored programs. See “Descriptions and Risks of Fund Investments–Risks of Non-U.S. Investments.” Depositary Receipts also may be subject to liquidity risk.

Convertible Securities

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, as in the case of “broken” or “busted” convertibles, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.

Investment in preferred stocks involves certain risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Master Limited Partnerships

A master limited partnership (“MLP”) generally is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. MLPs may derive income and gains from, among other things, the exploration, development, mining, production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

The Fund may, through the Institutional Fund, invest in GMO Resources Fund. GMO Resources Fund may invest in MLPs. The extent to which GMO Resources Fund can invest in MLPs is limited by its intention to qualify as a regulated investment company under the Code, and may adversely affect its ability to qualify as a regulated investment company in a particular year. If GMO Resources Fund were to fail to qualify as a regulated investment company for a particular year, the Fund’s returns from any investment in GMO Resources Fund (through the Institutional Fund), and, depending on the size of the Institutional Fund’s investment in GMO Resources Fund, the Institutional Fund’s and therefore the Fund’s ability to qualify as a regulated investment company, could be adversely affected. See “Taxes” below.

MLPs are typically “publicly traded partnerships” that are treated as partnerships for U.S. federal tax purposes in reliance on the “passive income” exception from taxation as a corporation in Section 7704(c) of the Code. This treatment avoids double taxation of earnings (i.e., at the MLP level and at the investor level). Because of accelerated deductions available with respect to certain activities of MLPs, GMO Resources Fund will likely realize taxable income in excess of economic gain upon the disposition of its interest in an MLP (or if GMO Resources Fund does not dispose of the MLP, GMO Resources Fund will likely recognize taxable income in excess of cash flow with respect to the MLP in a later period). As a result, because GMO Resources Fund is subject to the distribution requirements described in “Taxes” below, GMO Resources Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for GMO Resources Fund to sell securities or borrow money at such time, potentially reducing the Fund’s returns from its investment in GMO Resources Fund through the Institutional Fund. In addition, gain on the sale of GMO Resources Fund’s investments in MLPs (or sale by MLPs of property held by them) can generate “recapture income” for GMO Resources Fund, which is treated as ordinary income instead of capital gain. Therefore, to the extent GMO Resources Fund invests in MLPs and the Fund invests in GMO Resources Fund (through the Institutional Fund), Fund shareholders might receive greater amounts of distributions from the Fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

MLP securities in which GMO Resources Fund may invest can include, but are not limited to: (i) equity securities of MLPs, including common units, preferred units, or convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates; (iv) securities of open-end funds, closed-end funds, or ETFs that invest primarily in MLP securities; or (v) exchange-traded notes whose returns are linked to the returns of MLPs or MLP indices.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests.

Income Trusts

Income trusts are investment trusts that hold income-producing assets and distribute income generated by such assets to the “unitholders” of the trust, which are entitled to participate in the trust’s income and capital as its beneficiaries.

Income trusts generally invest in assets that provide a return to the trust and its unitholders based on the cash flows of an underlying business. Such assets may include equity and debt instruments, royalty interests, or real properties. The income trust can receive interest, royalty, or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital. Income trusts also may include royalty trusts, a particular type of income trust whose securities are listed on a stock exchange and which controls an underlying company whose business relates to, without limitation, the acquisition, exploitation, production, and sale of oil and natural gas.Investments in income trusts (including royalty trusts) are subject to operating risk based on the income trust’s underlying assets and their respective businesses. Such risks may include lack of or limited operating histories. Income trusts are particularly subject to interest rate risk and increases in interest rates offered by competing investments may diminish the value of trust units. Changes in the interest rate also may affect the value of future distributions from the income trust’s underlying assets or the value of the underlying assets themselves. Interest rate risk is also present within the income trusts themselves because they often hold very long term capital assets, and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset and the life of the financing associated with it. In an increasing interest rate environment, the income trust’s distributions to its unitholders may decrease. Income trusts also may be subject to additional risk, including, without limitation, limited access to debt markets.Income trusts do not guarantee minimum distributions or returns of capital to unitholders. The amount of distributions paid on a trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. The reduction or elimination of distributions to unitholders may decrease the value of trust units. Income trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying assets. As a result of distributing the bulk of their cash flow to unitholders, the ability of a trust to finance internal growth is limited. Therefore, income trusts typically grow through acquisition of additional assets, funded through the issuance of additional equity or, where the trust is able, additional debt. Because an income trust may make distributions to unitholders in excess of its net income, unitholder equity may decline over time.Finally, for purposes of qualifying as a regulated investment company under the Code, the extent to which the Fund can invest in a particular income trust may be limited, depending, for instance, on the trust’s treatment for U.S. federal income tax purposes and its underlying assets. See “Taxes” below for more information about these and other special tax considerations that can arise in respect of the Fund’s investments in income trusts, including royalty trusts.

Warrants and Rights

Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. The Fund typically uses warrants and rights in a manner similar to its use of options on securities, as described in “Options and Futures” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Non-Standard Warrants. From time to time, the Fund may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”) and participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes that are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter (“OTC”) derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks–Derivatives Risk” and “–Counterparty Risk” in the Prospectus and “Uses of Derivatives” below. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or a P-Note will be willing to repurchase such instrument when the Fund wishes to sell it.

Options and Futures

The Fund may use options and futures for various purposes, including for investment purposes and as a means to hedge other investments. See “Uses of Derivatives” below for more information regarding the various derivatives strategies the Fund may employ using options and futures. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance.

Options on Securities and Indices. The Fund may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchange-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Purchasing Options on Securities and Indices. Among other reasons, the Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by the Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

Among other reasons, the Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by the Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because the Fund receives a premium for writing a put or call option, the Fund may seek to increase its return by writing call or put options on securities or indices. The premium the Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium the Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

The Fund may write a call option on a security or other instrument held by the Fund (commonly known as “writing a covered call option”). In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, the Fund may write a call option on securities in which it may invest but that are not currently held by the Fund (commonly known as “writing a naked call option”). During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

The Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. The Fund also may invest in OTC options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American-style, it may be exercised on any day up to its expiration date. In contrast, a European-style option may be exercised only on its expiration date.

In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, the Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. The Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, the Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. The Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If the Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when the Fund desires to do so.

Risk Factors in Options Transactions. The market price of options written by the Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option since the holder may only exercise the option on its expiration date.)

The Fund’s ability to use options as part of its investment programs depends on the liquidity of those instruments. In addition, a liquid market may not exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, the Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets.

The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Manager, and other funds advised by the Manager may constitute such a group. These limits could restrict the Fund’s ability to purchase or write options on a particular security.

An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. No guarantee exists that the Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time. See “Swap Contracts and Other Two-Party Contracts–Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below for a discussion of counterparty risk and other risks associated with investing in OTC options.

The Fund’s ability to engage in options transactions may be limited by tax considerations.

Currency Options. The Fund may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. The Fund also may purchase or sell options on currencies. See “Foreign Currency Transactions” below for more information on the Fund’s use of currency options.

Futures. To the extent consistent with applicable law and its investment restrictions, the Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and (to the extent the Fund is permitted to invest in commodities and commodity-related derivatives (as defined in “Commodity-Related Investments” below)) commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.” The purchase of futures contracts can serve as a long hedge, and the sale of futures contracts can serve as a limited short hedge. The purchase and sale of futures contracts also may be used for speculative purposes.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

In the United States, futures contracts are traded only on commodity exchanges or boards of trade – known as “contract markets” – approved by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. The Fund also may purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges” below.

Index Futures. To the extent consistent with applicable law and investment restrictions, the Fund may purchase or sell Index Futures. The Fund may close open positions on a contract market on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures. The Fund may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

Currency Futures. The Fund may buy and sell futures contracts on currencies. See “Foreign Currency Transactions” below for a description of the Fund’s use of currency futures.

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. In addition, the Fund may purchase and sell interest rate options on U.S. Treasury or Eurodollar futures to take a long or short position on interest rate fluctuations. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. See “Foreign Currency Transactions” below for a description of the Fund’s use of options on currency futures.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Commodity Futures and Options on Commodity Futures. The Fund, through its investments in GMO Alternative Asset Opportunity Fund (another fund managed by GMO that is offered through a separate private placement memorandum), may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures. While commodity futures on individual commodities are physically settled, the Manager intends to close out those futures contracts before the settlement date without the making or taking of delivery. See also “Commodity-Related Investments” below.

Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate, and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by the Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. Trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

The Fund may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The Fund’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments at all or that their use will be effective. In addition, a liquid market may not exist at a time when the Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

As discussed above, if the Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Fund’s net asset value will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if the Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

In addition, if the Fund’s futures brokers become bankrupt or insolvent, or otherwise default on their obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearinghouse fully discharging all of its obligations. Furthermore, in the event of the bankruptcy of a futures broker, the Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Fund was held by the futures broker.

The Fund’s ability to engage in futures and options on futures transactions may be limited by tax considerations. See “Taxes” below for more information.

Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when the Manager reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

See also “Commodity-Related Investments” below for more discussion of the special risks of investing in commodity futures, options on commodity futures, and related types of derivatives, including certain tax-related risks.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, the Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, the Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless the Fund hedges against fluctuations in the exchange rate between the currencies in which trading is done on foreign exchanges and other currencies, any profits that the Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures also may be adversely affected by other factors unique to foreign investing (see “Risks of Non-U.S. Investments” above).

Swap Contracts and Other Two-Party Contracts

The Fund may use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures. See “Uses of Derivatives” below for more information regarding the various derivatives strategies those Funds may employ using swap contracts and other two-party contracts.

Swap Contracts. The Fund may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, and other types of available swap agreements, depending on the Fund’s investment objective and policies. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.

Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund’s exposure to the underlying instrument, rate, asset, or index. Swaps can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Manager determines it is consistent with the Fund’s investment objective and policies.

The Fund may enter into swaps on securities, baskets of securities, or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index). Additionally, the Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. The Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. The Fund also may enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, the Fund may enter into a currency swap between the U.S. dollar and the Japanese yen in order to increase or decrease its exposure to each such currency.

The Fund may use inflation swaps (including inflation swaps tied to the CPI), which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury. See “Indexed Investments – Inflation Indexed Bonds” below.

In addition, the Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, the Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. The Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk – the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. The Fund also may invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps.

The Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and generally would have no payment obligations, with the exception of an initial payment made on the credit default swap or any margin requirements with the credit default swap counterparty. For credit default swap agreements, trigger events for payment under the agreement vary by the type of underlying investment (e.g., corporate or sovereign debt, asset-backed securities, and credit default swap indices) and by jurisdiction (e.g., United States, Europe, and Asia).

The Fund may use volatility swaps. Volatility swaps involve the exchange of forward contracts on the future realized volatility of a given underlying asset, and allow the Fund to take positions on the volatility of that underlying asset. The Fund also may use a particular type of volatility swap, known as a variance swap agreement, which involves an agreement by two parties to exchange cash flows based on the measured variance (volatility squared) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the

“floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

While the Fund does not directly use commodity swaps, the Fund, through its investments in GMO Alternative Asset Opportunity Fund (another fund managed by GMO that is offered through a separate private placement memorandum) or otherwise, may have indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-UBS Commodity Index), as well as commodity swaps on individual commodities or baskets of commodities. See “Commodity-Related Investments” below for more discussion of the Fund’s use of commodity swap contracts and other related types of derivatives.

Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. The Fund will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, the Fund will realize a loss – even in circumstances when the securities in both the long and short baskets appreciate in value. In addition, GMO Alternative Asset Opportunity Fund may use contracts for differences that are based on the relative performance of two different groups or baskets of commodities. Often, one or both baskets is a commodities index. Contracts for differences on commodities operate in a similar manner to contracts for differences on securities described above.

Interest Rate Caps, Floors, and Collars. The Fund may use interest rate caps, floors, and collars for the same or similar purposes as it uses interest rate futures contracts and related options and, as a result, will be subject to similar risks. See “Options and Futures–Risk Factors in Options Transactions” and “–Risk Factors in Futures and Futures Options Transactions” above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount and are generally individually negotiated with a specific counterparty. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.

Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. The Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. Counterparty risk is greater with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

The credit rating of a counterparty may be adversely affected by greater-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.

Counterparty risk with respect to OTC derivatives may be affected by new regulations affecting the derivatives market. Certain derivatives, such as certain interest rate swaps and certain credit default index swaps, will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which also may invest any such funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing organization the amount of margin required by the clearing organization for cleared swaps, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Additional Risk Factors in OTC Derivatives Transactions. Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives.

Among other trading agreements, the Institutional Fund and certain underlying funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with select counterparties that generally govern over-the-counter derivative transactions entered into by these funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of these funds below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the operations of these funds.

Certain derivatives transactions used by the underlying funds, including certain interest rate swaps and certain credit default index swaps, will be required to be cleared. Certain underlying funds may hold cleared derivatives transactions through clearing members, who are futures commission merchants who are members of derivatives clearing houses. In contrast to bilateral derivatives transactions, following a period of advance notice to an underlying fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction.

Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of an underlying fund to pursue its investment strategy. Also, an underlying fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on an underlying fund’s behalf. In that case, the transaction might have to be terminated, and an underlying fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

Use of Futures and Related Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts, and Related Instruments–Commodity Pool Operator Status. The Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither the Fund nor GMO (with respect to the Fund) is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, GMO may be required to register as a “commodity pool operator” with the CFTC with respect to the Fund. GMO’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments, and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by GMO’s intention to operate the Fund in a manner that would permit GMO to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event GMO becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Foreign Currency Transactions

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the currency exchange markets, trade balances, relative merits of investments in different countries, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or by currency or exchange controls or political and economic developments in the U.S. or abroad. Currencies in which the Fund’s assets are denominated, or in which the Fund has taken a long position, may be devalued against other currencies, resulting in a loss to the Fund. Similarly, currencies in which the Fund has taken a short position may increase in value relative to other currencies, resulting in a loss to the Fund.

In addition, some currencies are illiquid (e.g., emerging country currencies), and the Fund may not be able to covert these currencies into U.S. dollars, in which case the Manager may decide to purchase U.S. dollars in a parallel market where the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., emerging country currencies) are particularly affected by exchange control regulations.

The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. The Fund also may use such currency instruments for hedging, investment, and/or currency risk management. Currency risk management may include taking overweighted or underweighted currency positions relative to both the securities portfolio of the Fund and the Fund’s performance benchmark or index. The Fund also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency-denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce the Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate because of independent factors not related to currency fluctuations. If a forward foreign currency contract is used for hedging, an imperfect correlation between movements in the price of the forward foreign currency contract and the price of the currency or other investment being hedged creates risk.

Forward foreign currency contracts involve a number of the same characteristics and risks as currency futures contracts (discussed below) but there also are several differences. Forward foreign currency contracts settle only at the pre-determined settlement date. This can result in deviations between forward foreign currency prices and currency futures prices, especially in circumstances where interest rates and currency futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward currency contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a currency as desirable, which may vary from the standardized provisions available through any currency futures contract.

The Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, the Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. See “Options and Futures–Futures” above for more information on futures contracts and options on futures contracts.

The Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using options. See “Options and Futures–Currency Options” above for more information on currency options.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks–Counterparty Risk” in the Prospectus.

Debt and Other Fixed Income Securities Generally

Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Adjustable Rate Securities” and “Indexed Investments” below. In addition, the Fund may create “synthetic” bonds which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes). See, for example, “Options and Futures–Inflation-Linked Futures” above.

Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency, and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of the Fund that invests in floating rate fixed income securities cannot be predicted with certainty. To the extent the Fund invests in indexed securities, the future income of the Fund also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

The Fund may invest in a wide range of debt and fixed income instruments, including, but not limited to, Asset-Backed and Mortgage-Backed Securities, Brady Bonds, Euro Bonds, U.S. Government and Foreign Government Securities, and Zero Coupon Securities, described below.

Cash and Other High Quality Investments

The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Fund’s investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the United States Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit. If a custodian holds cash on behalf of the Fund, the Fund may be an unsecured creditor in the event of the insolvency of the custodian. In addition, the Fund will be subject to credit risk with respect to such a custodian, which may be heightened to the extent the Fund takes a temporary defensive position.

U.S. Government Securities and Foreign Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. The Fund also may invest in Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are interests in separately traded interest and principal component parts of U.S. Treasury obligations that represent future interest payments, principal payments, or both, are direct obligations of the U.S. government, and are transferable through the federal reserve book-entry system. Certificates of accrual and similar instruments may be more volatile than other government securities.

Municipal Securities

Municipal obligations are issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, and instrumentalities, and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political, and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. They are generally payable from specific revenues expected to be received at a future date or are issued in anticipation of long-term financing to be obtained in the market to provide for the repayment of the note.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds, the proceeds of which are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems, and a variety of other public purposes, include states, counties, cities, towns, and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies also may be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

Securities purchased for the Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations that have a specified maturity date but also are payable before maturity after notice by the holder. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds). The Fund also may invest in credit default swaps on municipal securities. See “Swap Contracts and Other Two-Party Contracts–Swap Contracts” above.

See “Taxes” below for a discussion of the tax treatment of municipal obligations at the Fund and shareholder level.

Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities, and governmental agencies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Real Estate Investment Trusts and other Real Estate-Related Investments

The Fund may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition, and other risks related to local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities.

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Fund may invest in different types of REITs, including equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which invest in and own real estate directly, generally invest a majority of their assets in income-producing properties to generate cash flow from rental income and gradual asset appreciation. The income-producing properties in which equity REITs invest typically include land, office, retail, industrial, hotel and apartment buildings, self storage, specialty and diversified, and healthcare facilities. Equity REITs can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs, which make construction, development, or long-term mortgage loans, generally invest the majority of their assets in real estate mortgages or mortgage-backed securities and derive their income primarily from interest payments on the mortgages. Hybrid REITs share characteristics of equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. An exchange-traded REIT is generally more liquid than a REIT that is not traded on a securities exchange.

In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. In addition, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to the risk of fluctuations in income from underlying real estate assets, poor performance by the REIT’s manager and the manager’s inability to manage cash flows generated by the REIT’s assets, prepayments and defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs (as defined in “Taxes” below), the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. See “Taxes” below for a discussion of special tax considerations relating to the Fund’s investment in U.S. REITs.

By investing in REITs indirectly through the Fund, investors will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to investors. Investments in REITs are subject to risks associated with the direct ownership of real estate.

Asset-Backed and Related Securities

An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit-card receivables), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below. Investments in asset-backed securities are subject to all of the market risks for fixed income securities described in the Prospectus under “Description of Principal Risks–Market Risk–Fixed Income Investments Risk” and elsewhere in this Statement of Additional Information.

Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by the Fund. The Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, further deterioration of worldwide economic and liquidity conditions, the location of the property underlying the mortgage, the age of the mortgage loan, governmental action, including legal impairment of underlying home loans, changes in demand for products financed by those loans, the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities.

Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable, and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved recently, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages. See “Description of Principal Risks–Market Risk–Asset-Backed Securities Risk” and “Credit Risk” in the Prospectus for more information regarding credit and other risks associated with investments in asset-backed securities.

Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in “Adjustable Rate Securities” below.

Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. Although liquidity of asset-backed securities has improved recently, there can be no assurance that in the future the market for asset-backed securities will continue to improve and become more liquid. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The market value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The market value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security as well as costs and delays.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, the Fund may invest in securities backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans, many of which may be unsecured (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations” ) (see “Collateralized Debt Obligations” (“CDOs”) below). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

Collateralized Mortgage Obligations (“CMOs”); Strips and Residuals. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.

CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.

In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.

The Fund also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.

IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

Collateralized Debt Obligations (“CDOs”). The Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include domestic and foreign senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade, or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.

The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. The Fund may invest in any tranche of a CBO or CLO. Typically, CBOs, CLOs, and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, the Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this Statement of Additional Information and the Prospectus, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), default risk, prepayment risk, credit risk, liquidity risk, market risk, structural risk, and legal risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans, or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the capability of the servicer of the securitized assets; (iii) market and liquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale; and (iv) if the particular structured product is invested in a security in which the Fund is also invested, this would tend to increase the Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

The Fund may invest in covered bonds, which are debt securities issued by banks or other credit institutions that are backed by both the issuing institution and underlying pool of assets that compose the bond (a “cover pool”). The cover pool for a covered bond is typically composed of residential or commercial mortgage loans or loans to public sector institutions. A covered bond may lose value if the credit rating of the issuing bank or credit institution is downgraded or the quality of the assets in the cover pool deteriorates.

Adjustable Rate Securities

Adjustable rate securities are securities that have interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Below Investment Grade Securities

The Fund may invest some or all of its assets in securities or instruments rated below investment grade (that is, rated below Baa3/P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-2 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by the Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, the Fund may hold securities that are downgraded to below-investment-grade status after the time of purchase by the Fund. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth, or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. The Fund’s investments in Below Investment Grade Securities are more dependent on the Manager’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued (see “Determination of Net Asset Value” in the Prospectus and herein), particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund. Some Below Investment Grade Securities in which the Fund invests may be in poor standing or in default.

Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix A–Commercial Paper and Corporate Debt Ratings” for more information concerning commercial paper and corporate debt ratings.

Distressed or Defaulted Instruments

The Fund may invest in securities, claims, and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). The Fund may purchase distressed securities and instruments of all kinds, subject to tax considerations, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including adverse business, financial, or economic conditions that can lead to defaulted payments and insolvency proceedings.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of the Fund’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for the Manager to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If the Manager’s evaluation of the eventual recovery value of a defaulted instrument should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Fund’s original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

In addition, investments in distressed or defaulted instruments can present special tax issues for the Fund. See “Taxes” below for more information.

Brady Bonds

Brady Bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in OTC secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady Bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the “residual risk”). In light of the history of prior defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative regardless of the current credit rating of the issuer. There are very few remaining Brady Bonds in existence today.

Euro Bonds

Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e., U.S. dollars held in banks outside of the United States), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See “Debt and Other Fixed Income Securities Generally” above.

Zero Coupon Securities

The Fund investing in “zero coupon” fixed income securities accrues interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. The Fund is required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so). See “Taxes” below. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips and STRIPS.

Indexed Investments

The Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

While investments that track the performance of an index may increase the number, and thus the diversity, of the underlying assets to which the Fund is exposed, such investments are subject to many of the same risks of investing in the underlying assets that comprise the index discussed elsewhere in this section, as well as certain additional risks that are not typically associated with investments in such underlying assets. An investment that is designed to track the performance of an index may not replicate and maintain exactly the same composition and relative weightings of the assets in the index. Additionally, the liquidity of the market for such investments may be subject to the same conditions affecting liquidity in the underlying assets and markets and could be relatively less liquid in certain circumstances. The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the U.S. and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.

The Fund’s investments in certain indexed securities, including inflation indexed bonds, may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders (including at a time when it may not be advantageous to do so). See “Taxes” below.

Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.

Inverse Floating Obligations. Indexed securities in which the Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.

Inflation Indexed Bonds. The Fund may invest in inflation indexed bonds and in futures contracts on inflation indexed bonds. See “Options and Futures–Inflation Linked Futures” above for a discussion of inflation linked futures. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation indexed securities issued by the U.S. Treasury (or “TIPS”) have maturities of approximately three, five, ten, or thirty years, although it is possible that securities that have other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. The U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation) in the case of a TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value.

Although inflation indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Fund, even though principal is not paid until maturity.

Structured Notes

Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

Firm Commitments and When-Issued Securities

The Fund may enter into firm commitments and similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, the Fund may enter into a firm commitment agreement if the Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. The Fund generally does not earn income on the securities it has committed to purchase until after delivery. The Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).

Loans (Including Bank Loans), Loan Participations, and Assignments

The Fund may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, including bank loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Investments in direct debt instruments are subject to the Fund’s policies regarding the quality of debt investments generally. Such instruments may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. The Fund may acquire interests in loans either directly (by way of sale or assignment) or indirectly (by way of participation).

Purchases of loans and other forms of direct indebtedness, including promissory notes, depend primarily upon the creditworthiness of the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by any rating agency. In the event of non-payment of interest or principal, loans that are secured offer the Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due. The bank loans acquired by the Fund may be below investment-grade.

When investing in a loan participation, the Fund typically purchases participation interests in a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Fund to greater delays, expenses, and risks than if the Fund could enforce its rights directly against the borrower.

In addition, the Fund generally will have no rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. Additional risks include inadequate perfection of a loan’s security interest, the possible invalidation or compromise of an investment transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws, the validity and seniority of bank claims and guarantees, environmental liabilities that may arise with respect to collateral securing the obligations, and adverse consequences resulting from participating in such instruments through other institutions with lower credit quality.

Bank loans and participation interests may not be readily marketable and may be subject to restrictions on resale. There can be no assurance that future levels of supply and demand in loan or loan participation trading will provide an adequate degree of liquidity and no assurance that the market will not experience periods of significant illiquidity in the future.

Investments in loans through direct assignment of a lender’s interests may involve additional risks to the Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness the Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.

The Manager may, with respect to its management of investments in certain loans for the Fund, seek to remain flexible to purchase and sell other securities in the borrower’s capital structure, by remaining “public.” In such cases, the Manager will seek to avoid receiving material, non-public information about the borrowers to which the Fund may lend (through assignments, participations, or otherwise). The Manager’s decision not to use material, non-public information about borrowers may place the Manager at an information disadvantage relative to other lenders. Also, in instances where lenders are asked to grant amendments, waivers, or consents in favor of the borrower, the Manager’s ability to assess the significance of the amendment, waiver, or consent or its desirability from the Fund’s point of view may be materially and adversely affected.

When the Manager’s employees, on-site consultants, partners, members, directors, or officers come into possession of material, non-public information about the issuers of loans that may be held by the Fund or other accounts managed by the Manager (either intentionally or inadvertently), or material, non-public information is otherwise attributed to the Manager, the Manager’s ability to trade in other securities of the issuers of these loans for the account of the Manager will be limited pursuant to applicable securities laws. Such limitations on the Manager’s ability to trade could have an adverse effect on the Fund. In many instances, these trading restrictions could continue in effect for a substantial period of time.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. The Fund is required to maintain liquid assets to cover the Fund’s potential obligations under standby financing commitments.

Trade Claims. The Fund may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages, and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding. The markets in trade claims generally are not regulated by U.S. federal securities laws or the Securities and Exchange Commission (“SEC”).

Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Although the Manager endeavors to protect against such risks in connection with the evaluation and purchase of claims, trade claims are subject to risks not generally associated with standardized securities and instruments due to the idiosyncratic nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims also may be impaired if the anticipated dividend payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. As a result of the foregoing factors, trade claims are also subject to the risk that if the Fund does receive payment, it may be in an amount less than what the Fund paid for or otherwise expects to receive in respect of the claim.

In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to other pari passu instruments.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Fund may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). The Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks–Derivatives Risk” and “–Counterparty Risk” in the Prospectus and “Uses of Derivatives” below. Reverse repurchase agreements and dollar rolls are not considered borrowings by the Fund for purposes of the Fund’s fundamental investment restriction on borrowings.

Commodity-Related Investments

The Fund may gain exposure to commodity markets by investing in commodities or commodity-related instruments through the Institutional Fund’s investments in GMO Resources Fund or GMO Alternative Asset Opportunity Fund, each a series of GMO Trust, which is managed by GMO and offered through a separate prospectus or private placement memorandum.

GMO Alternative Asset Opportunity Fund pursues its objective by investing in a range of markets, including the commodity markets, which include a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). GMO Alternative Asset Opportunity Fund obtains such exposure by investing in shares of a wholly owned subsidiary company, which, in turn, primarily invests in commodity-related derivatives (as defined below). GMO serves as the investment manager to the subsidiary but does not receive any additional management or other fees for such services.

GMO Resources Fund concentrates its investments in the natural resources sector by investing in the securities of companies in that sector. GMO Resources Fund considers the “natural resources sector” to include companies that own, produce, refine, process, transport, and market natural resources and companies that provide related equipment, infrastructure and services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, water, alternative energy sources, and environmental services.

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

GMO Alternative Asset Opportunity Fund achieves indirect exposure to commodities through its wholly owned subsidiary, which, in turn, invests in derivatives whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”). The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable. See “Options and Futures,” “Structured Notes,” “Swap Contracts and Other Two-Party Contracts,” and “Uses of Derivatives” herein for more information on the Fund’s investments in derivatives, including commodity-related derivatives such as swap agreements, commodity futures contracts, and options on commodity futures contracts.

The Institutional Fund should generally be entitled to treat all of the income that it recognizes from GMO Alternative Asset Opportunity Fund, including income from GMO Alternative Asset Opportunity Fund’s investment in its subsidiary, as qualifying income for purposes of qualifying as a regulated investment company under the Code. There is a risk, however, that the Internal Revenue Service (“IRS”) could determine that some or all of the income derived from GMO Alternative Asset Opportunity Fund’s investment in its subsidiary should not be treated as qualifying income in the hands of the Institutional Fund, which might adversely affect the Institutional Fund’s and, in turn, the Fund’s ability to qualify as regulated investment companies. GMO Alternative Asset Opportunity Fund’s subsidiary is a “controlled foreign corporation” for U.S. federal tax purposes. See “Taxes” below for more information about the tax consequences of GMO Alternative Asset Opportunity Fund’s investment in a controlled foreign corporation.

GMO Resources Fund’s investments in certain commodity-related investments may be limited by its intention to qualify as a regulated investment company under the Code, and may limit GMO Resources Fund’s ability to so qualify. See “Taxes” below for more information.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

At the time of purchase, the Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, securities issued by entities deemed to be affiliates of the Fund, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the Securities Act of 1933, as amended (the “1933 Act”), unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. The Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing the Fund’s net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.

IPOs and Other Limited Opportunities. The Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Investments in Other Investment Companies or Other Pooled Investments

Subject to applicable regulatory requirements, the Fund may invest in shares of both open- and closed-end investment companies (including the GMO Funds, money market funds, and exchange-traded funds (“ETFs”)). Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. The Fund also may invest in private investment funds, vehicles, or structures.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs in which the Fund may invest typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. The Fund also may invest in actively-managed ETFs. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), Vanguard ETFs, and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs, Vanguard ETFs, and iShares are predominantly listed on the NYSE Arca). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

Because ETFs are investment companies, investments in ETFs would, absent exemptive relief, be limited under applicable statutory limitations. Those limitations restrict the Fund’s investment in the shares of an ETF or other investment company to up to 5% of the Fund’s assets

(which may represent no more than 3% of the securities of such ETF or other investment company) and limit aggregate investments in all ETFs and other investment companies to 10% of the Fund’s assets. Certain underlying Funds may invest in one or more ETFs beyond the statutory limitations pursuant to an agreement with the ETF, provided that the underlying Fund complies with the terms and conditions of the agreement and the conditions of the ETF’s exemptive order.

The Fund may, through the Institutional Fund, invest in GMO Resources Fund. GMO Resources Fund may invest in certain natural resources-related entities that are partnerships, trusts, or other pass-through structures for U.S. federal tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion or commodities futures or other derivatives). GMO Resources Fund’s investments in such entities could bear on or be limited by its intention to qualify as a regulated investment company and, in some cases, may adversely affect its ability to qualify as a regulated investment company in a particular year. If GMO Resources Fund were to fail to qualify as a RIC for a particular year, the Fund’s returns from its investment in Resources Fund (through the Institutional Fund) and, depending on the size of the Institutional Fund’s investment in GMO Resources Fund, the Institutional Fund’s and thus the Fund’s ability to qualify as a regulated investment company, could be adversely affected.

Investments in Wholly-Owned Subsidiaries

Certain underlying funds may invest in one or more wholly-owned, foreign subsidiary companies, and, if so, will be indirectly exposed to the risks of any such subsidiary’s investments. Future changes in the securities, corporate, tax, or other applicable laws of the United States and/or the jurisdiction in which a subsidiary is organized could result in the inability of an underlying fund and/or its subsidiary to operate as described in the Prospectus or this SAI and could adversely affect the underlying fund and its shareholders.

Legal and Regulatory Risk

Legal, tax, and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. New (or revised) laws or regulations or interpretations of existing law may be issued by the IRS or Treasury Department, the CFTC, the SEC, the U.S. Federal Reserve, or other banking regulators, or other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators, and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. While certain of the rules are not effective, other rules are not yet final, so its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts (and certain related swaps positions). All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Manager and its affiliates may be aggregated for this purpose. Although it is possible that the trading decisions of the Manager may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits, the Manager believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Manager’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements also may limit the Manager’s ability to access management and other personnel at certain companies where the Manager seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. Short sales are also subject to certain SEC regulations. If the SEC were to adopt additional restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Pending regulations would require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold, or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. Because the Fund may invest in loans, it could be adversely affected by the regulation. The effect of any future regulatory change on the Fund could be substantial and adverse.

Lack of Operating History

As of the date of this Statement of Additional Information, the Fund has no operating history. Therefore, there is no operating history to evaluate the Fund’s future performance. For periods prior to the commencement of the Fund’s operations, the Prospectus shows the performance of the Institutional Fund, adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund. Past performance is not an indication of future performance. In addition, the past performance of other investment funds managed by the Manager cannot be relied upon as an indicator of the Fund’s (or Institutional Fund’s) success, in part because of the unique nature of such Fund’s (or Institutional Fund’s) investment strategy. An investor in the Fund must rely upon the ability of the Manager in identifying and implementing investments. There can be no assurance that such personnel will be successful in identifying and implementing investment opportunities for such Fund.

ADDITIONAL INVESTMENT STRATEGIES

Merger Arbitrage Transactions

The Fund may engage in merger arbitrage transactions, where the Fund will purchase securities at prices below the Manager’s anticipated value of the cash, securities, or other consideration to be paid or exchanged for such securities in a proposed merger, exchange offer, tender offer, or other similar transaction. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer, or other similar transaction. If the proposed merger, exchange offer, tender offer, or other similar transaction later appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if such securities are sold, transferred, or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of mergers – the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. For instance, mark-to-market losses can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings; and (vi) general market declines. Also, in certain transactions, the Fund may not hedge against market fluctuations. This can result in losses even if the proposed transaction is consummated. In addition, a security to be issued in a merger or exchange offer may be sold short by the Fund in the expectation that the short position will be covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Fund may be forced to cover its short position at a higher price than its short sale price, resulting in a loss.

Merger arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions.

Merger arbitrage strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. At any given time, arbitrageurs can become improperly hedged by accident or in an effort to maximize risk-adjusted returns. This can lead to inadvertent market-related losses.

Short Sales

The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities, or currencies identical to those sold short. If the Fund makes a short sale against the box, the Fund will not immediately deliver the securities or currencies sold and will not immediately receive the proceeds from the sale. However, with respect to securities, the Fund is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. Once the Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

In particular, GMO Alpha Only Fund and GMO Flexible Equities Fund (each of which is managed by GMO and not offered in the Prospectus), in which the Institutional Fund may invest, are permitted to make short sales of securities or currencies it does not own (i.e., short sales that are not against the box), in anticipation of a decline in the market value of that security or currency. To complete such a transaction, the Fund must borrow the security or currency (e.g., shares of an ETF) to make delivery to the buyer. The Fund then is obligated to replace the security or currency borrowed by purchasing it at the market price at or prior to termination of the loan. The price at such time may be more or less than the price at which the security or currency was sold by the Fund, and purchasing such security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. Until the security or currency is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security or currency, the Fund also may be required to pay a premium, which would increase the cost of the security or currency sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales that are not against the box.

The Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Fund replaces the borrowed security or currency. The Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the Fund may be required to pay in connection with a short sale. Short sales that are not against the box involve a form of investment leverage, and the amount of the Fund’s loss on such a short sale is theoretically unlimited. Under adverse market conditions, the Fund may have difficulty purchasing securities or currencies to meet its short sale delivery obligations, and may have to sell portfolio securities or currencies to raise the capital necessary to meet its short sale obligations at a time when it would be unfavorable to do so. If a request for return of borrowed securities and/or currencies occurs at a time when other short sellers of the securities and/or currencies are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities and/or currencies previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities and/or currencies short. In addition, the Fund may have difficulty purchasing securities and/or currencies to meet its delivery obligations in the case of less liquid securities and/or currencies sold short by the Fund such as certain emerging market country securities or securities of companies with smaller market capitalizations. The Fund also may take short positions in securities through various derivative products. These derivative products will typically expose the Fund to economic risks similar to those associated with shorting securities directly.

There can be no assurance that the short positions that the Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions the Manager anticipated would be offsetting (such as short and long positions in securities or currencies held by the Fund) could result in significant losses for the Fund.

To the extent the Manager employs a hedging strategy for the Fund, the success of any such hedging strategy will depend, in part, upon the Manager’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments being hedged.

USES OF DERIVATIVES

Introduction and Overview

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease, or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities, and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

This overview outlines various ways in which the Fund is exposed to different types of exchange-traded and OTC derivatives through investments in the Institutional Fund, which may use different types of exchange-traded and OTC derivatives in implementing its investment programs. It is intended to supplement the information included in the Prospectus, including the risks associated with derivatives described under “Description of Principal Risks” in the Prospectus, and the information provided in the “Fund Investments” and “Descriptions and Risks of Fund Investments” sections of this Statement of Additional Information. This overview, however, is not intended to be exhaustive and the Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or the Prospectus.

In addition, the Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that the Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.

The Fund may take advantage of instruments and any security or synthetic or derivative instruments which are not presently contemplated for use by the Fund or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. The Fund may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument.

Note: Unless otherwise noted below in this section, the uses of derivatives discussed herein with respect to the Institutional Fund only refer to the Institutional Fund’s direct use of such derivatives. As indicated in the Prospectus and in the “Fund Investments” section of this Statement of Additional Information, the Institutional Fund may invest in certain GMO Funds, which, in turn, may use types of derivatives and/or employ derivatives strategies that differ from those described in this Statement of Additional Information or the Prospectus.

Function of Derivatives in the Fund. The types of derivatives used and derivatives strategies employed by the Fund and the extent the Fund uses derivatives varies from Fund to Fund depending on the Fund’s specific investment objective and strategies. The Fund may use exchange-traded and OTC financial derivatives as an integral part of its investment program. In addition, specific market conditions may influence the Manager’s choice of derivatives and derivatives strategies for the Fund, in some cases to a significant extent.

Legal and Regulatory Risk Relating to Derivatives. As described above under “Descriptions and Risks of Fund Investments–Legal and Regulatory Risk,” the U.S. government recently enacted legislation which includes provisions for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear. The regulatory changes could, among other things, restrict the Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Fund) and/or increase the costs of such derivatives transactions (including through increased margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result.

Use of Derivatives by the GMO International Equity Funds, the GMO Global Equity

Funds, and GMO Alpha Only Fund

The GMO International Equity Funds, the GMO Global Equity Funds, and GMO Alpha Only Fund (for purposes of this section, each a “Fund,” and collectively, the “Funds”) may use derivatives as a substitute for direct investment in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposures, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by their portfolio investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). While the Manager expects that GMO Risk Premium Fund’s option positions typically will be fully collateralized at the time when the Fund is selling them, from time to time the Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). For example, if GMO Risk Premium Fund receives a redemption request and is unable to close out an option it had sold, the Fund may temporarily have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. GMO Alpha Only Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, GMO Alpha Only Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. For each of GMO Risk Premium Fund and GMO Alpha Only Fund, the Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

Use of Derivatives by the GMO Fixed Income Funds

The GMO Fixed Income Funds (for purposes of this section, each a “Fund,” and collectively, the “Funds”) may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Funds may use swaps or other derivatives on an index, a single security, or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting their investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

Each of the Funds is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of their derivative positions, the Funds will typically have (or may have, in the case of GMO Domestic Bond Fund, GMO Short-Duration Collateral Fund, GMO Short-Duration Collateral Share Fund and GMO U.S. Treasury Fund) gross investment exposures in excess of their net assets (i.e., the Funds will be (or may be, in the case of GMO Domestic Bond Fund, GMO Short-Duration Collateral Fund, GMO Short-Duration Collateral Share Fund and GMO U.S. Treasury Fund) leveraged) and therefore are subject to heightened risk of loss. The Funds’ (other than GMO Domestic Bond Fund, GMO Short-Duration Collateral Fund, GMO Short-Duration Collateral Share Fund and GMO U.S. Treasury Fund) performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

INVESTMENT RESTRICTIONS

Fundamental Restrictions:

The following are Fundamental Investment Restrictions of the Fund, which may not be changed without shareholder approval. The Fund has adopted the same Fundamental Investment Restrictions as the Institutional Fund.

(1) The Fund may not borrow money except under the following circumstances: (i) The Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) The Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) The Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund’s custodian earmarks and maintains cash and/or high-grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund maintains liquid assets equal in value to its obligations in respect of these transactions.

(2) The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(3) The Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(4) The Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of the Fund’s total assets.

(5)	The Fund may not concentrate more than 25% of the value of its total assets in any one industry.

For purposes of this Fundamental Restriction (5), the U.S. government and its agencies and instrumentalities are not considered to be an industry.

(6) The Fund may not purchase commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon and may invest in other registered open-end investment companies that purchase or sell commodities, commodity contracts or any type of commodity-related derivative instrument (including without limitation all types of commodity-related swaps, futures contracts, forward contracts, and option contracts).

For purposes of this Fundamental Restriction (6), at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the term “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Fund will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

(7) The Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC.

The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term “evidence of indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such obligations or maintains liquid assets equal in value to its obligations with respect to these transactions. Similarly, so long as such assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any borrowing permitted by Fundamental Restriction (1) above; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.

(8) The Fund may not cause less than 75% of the value of the Fund’s total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of any single issuer.

Non-Fundamental Restrictions:

The following are Non-Fundamental Investment Restrictions of the Fund, which may be changed by the Trustees without shareholder approval:

(1) The Fund may not buy or sell oil, gas, or other mineral leases, rights, or royalty contracts, although it may purchase securities of issuers that deal in oil, gas, or other mineral leases, rights or royalty contracts, including securities of royalty trusts, and may purchase securities which are secured by, or otherwise hold or represent interests in, oil, gas, or other mineral leases, rights, or royalty contracts.

(2)	The Fund may not make investments for the purpose of gaining control of a company’s management.

(3)	The Fund may not invest more than 15% of its net assets in illiquid securities.

(4) The Fund may not change its Name Policy as set forth under the Fund’s “Principal investment strategies” in the Prospectus without providing the Fund’s shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.

For purposes of the Name Policy, the Fund considers the term “invest” to include both direct investing and indirect investing and the term “investments” to include both direct investments and indirect investments (for instance, the Fund may invest indirectly or make indirect investments by investing in another GMO Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and the Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments. The terms “equity investments” and “equities” refer to direct and indirect investments (described above) in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts. These investments also include exchange-traded equity REITs and income trusts.

When used in connection with the Fund’s Name Policy, the Manager uses the term “assets” and “tied economically” as defined in the Prospectus.

(5) The Fund shall invest in the Institutional Fund (or any successor thereto) and such policy may only be changed by (i) the Trust’s Board of Trustees in accordance with the provisions of Article IV, Section 4 of the Trust’s Agreement and Declaration of Trust, as amended and restated from time to time (the “Declaration of Trust”); (ii) the affirmative vote of 75% of the outstanding shares of the Fund; or (iii) an order of the SEC.

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase “shareholder approval,” as used in the Prospectus and in this Statement of Additional Information, and the phrases “vote of a majority of the outstanding voting securities” and “the approval of shareholders,” as used herein with respect to the Fund, mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies and restrictions of the Fund may be changed by the Trust’s Trustees without the approval of shareholders of the Fund. Policies and restrictions of the Fund that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information cannot be changed without the approval of shareholders of the Fund.

The Fund typically will invest, through its investments in the underlying funds, in investments that are tied economically to a number of countries throughout the world.

DETERMINATION OF NET ASSET VALUE

The net asset value or “NAV” of the Fund and of each class of its shares is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Boston time. The NAV per share of a class of shares of the Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of outstanding shares of that class. NAV is not determined on any days when the NYSE is closed for business. In addition, because the Fund or the Institutional Fund may hold portfolio securities listed on non-U.S. exchanges that trade on days on which the NYSE or the U.S. bond markets are closed, the NAV of the Fund’s or the Institutional Fund’s shares may change significantly on days when shares cannot be redeemed.

The Fund also may elect not to determine NAV on days during which none of its shares are tendered for redemption and it accepts no orders to purchase its shares. U.S. generally accepted accounting principles (“GAAP”) may require the Fund to accrue for certain taxes that may or may not ultimately be paid. The amounts of such accruals will be determined by the Manager in its sole discretion.

Because the Fund invests substantially all of its assets into the Institutional Fund, the Fund’s NAV is calculated based upon the NAV of the Institutional Fund. Like the Fund, the Institutional Fund’s NAVs is determined as of the close of regular trading on the NYSE. Please refer to “Determination of Net Asset Value” in the Prospectus for additional information.

Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative pricing sources may be available for securities held by the Fund or the Institutional Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund or the Institutional Fund.

DISTRIBUTIONS

The Prospectus describes the distribution policies of the Fund under the heading “Distributions and Taxes.” The Fund generally maintains a policy to pay its shareholders, as dividends, substantially all net investment income, if any, and all net realized capital gains, if any, after offsetting any available capital loss carryforwards. The Fund generally maintains a policy to make distributions at least annually. The Fund, from time to time and at the Fund’s discretion, also may make unscheduled distributions of net investment income, short-term capital gains, and/or long-term capital gains prior to large redemptions by shareholders from the Fund or as otherwise deemed appropriate by the Fund. From time to time or as otherwise provided in the Prospectus, distributions by the Fund could constitute, for U.S. federal income tax purposes, a return of capital to shareholders (see discussion in “Taxes” below).

TAXES

Tax Status and Taxation of the Fund

The Fund is treated as a separate taxable entity for U.S. federal income tax purposes. The Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (previously defined above as the “Code”). In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined generally as a partnership (i) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from passive income sources defined in Section 7704(d) of the Code, and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. Certain MLPs and natural resources-related ETFs (e.g., those investing substantially in commodities futures) may qualify as qualified publicly traded partnerships. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of the diversification test in paragraph (b) above: (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

As described above, the Fund intends generally to distribute at least annually to its shareholders substantially all of its net investment income (including any net tax-exempt interest income) and all of its net realized capital gains (including both net short-term and long-term capital gains). Any net taxable investment income or net short-term capital gains (as reduced by any net long-term capital losses) retained by the Fund will be subject to tax at the Fund level at regular corporate rates. Although the Fund intends generally to distribute all of its net capital gain (i.e., the excess of any net long-term capital gains over net short-term capital losses) each year, the Fund reserves the right to retain for investment all or a portion of its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at the Fund level at regular corporate rates on the amount retained. In that case, the Fund is permitted to designate the retained amount as undistributed capital gains in a timely notice to its shareholders, who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund properly makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Amounts not distributed on a timely basis by RICs in accordance with a calendar-year distribution requirement (described below) are subject to a nondeductible 4% excise tax at the Fund level. This excise tax is inapplicable to any RIC whose sole shareholders are certain qualified retirement or pension plans, separate accounts of life insurance companies funding variable contracts, Section 529 qualified tuition programs or certain other permitted tax-exempt investors, or other RICs that are also exempt from the excise tax. In determining whether these investors are the sole shareholders of a RIC for purposes of this exception to the excise tax, shares attributable to an investment in the RIC (not exceeding $250,000) made in connection with the organization of the RIC are not taken into account.

If the Fund does not meet the exclusion described above and were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending October 31 within that year, plus any such retained amounts from the prior year, it would be subject to a nondeductible 4% excise tax on the undistributed amounts. If the Fund does not meet the exclusion described above in a particular calendar year, the Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax for such year. The Fund, however, reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of the excise tax amount is deemed by the Fund to be de minimis).

Realized capital losses in excess of realized capital gains (“Net Capital Losses”) are not permitted to be deducted against net investment income. Instead, potentially subject to the limitations described below, the Fund will carry Net Capital Losses forward from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

Any Net Capital Losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term and will be applied first against gains of the same character before offsetting gains of a different character (e.g., Net Capital Losses that are long-term will first offset any long-term capital gain with any remaining amounts available to offset any short-term capital gain). The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

In addition, the Fund’s ability to use Net Capital Losses may be limited following the occurrence of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the shares of the Fund (each, an “ownership change”). The Code may similarly limit the Fund’s ability to use any of its other capital losses, or ordinary losses, that have accrued but have not been recognized (i.e., “built-in” losses) at the time of an ownership change to the extent they are realized within the five-year period following the ownership change.

Special Considerations for Tax-Advantaged Retirement and Educational Savings Plan Investors

The Fund expects its shares to be held primarily by tax qualified retirement plans. Qualified plans generally are not subject to U.S. federal income tax on distributions from the Fund or on redemptions of the Fund’s shares. Special tax rules apply to investments through such plans. Plan participants whose qualified plan invests in the Fund generally are not subject to U.S. federal income tax on Fund distributions received by the plan or on redemptions of Fund shares by the plan. However, distributions to plan participants from a qualified plan generally are taxable to plan participants as ordinary income, with certain exceptions (for example, distributions to participants from a Roth 401(k) plan generally are not taxable to those participants).

Shares of the Fund are also available for purchase through certain other types of tax-advantaged plans and accounts. Whether investing through a qualified plan as described above or through another type of tax-advantaged plan or account, prospective investors should consult with their own tax advisors and their plan administrator or other designated financial intermediary, to determine the suitability of the Fund as an investment through their plan or account and the specific U.S. federal income, as well as any state, local, foreign, or other tax consequences to them of investing in the Fund through their plan or account.

Because the Fund generally expects its shares to be held solely by tax qualified retirement plans and other types of tax-advantaged plans and accounts, the Fund generally does not expect to provide shareholders with tax information reporting, on IRS Forms 1099 or otherwise, regarding the tax attributes or character of income received from Fund distributions or redemptions.

Transactions in Fund Shares–Taxable Shareholders

The sale, exchange, or redemption of Fund shares may give rise to a taxable gain or loss, generally equal to the difference between the amount realized by a shareholder on the disposition of the shares (that is, gross proceeds) and the shareholder’s adjusted basis in those shares. The Fund generally will provide cost-basis information (on an IRS Form 1099-B) to the IRS and to the shareholder with respect to Fund shares, when such shares are subsequently redeemed. The Fund is required to use the particular cost-basis reporting method (e.g., average cost basis, first in-first out, specific share identification) selected by the shareholder in reporting such adjusted basis information, and if a shareholder fails to select a particular method, use the Fund’s default method. Shareholders should contact the Fund for more information about how to select a particular cost basis accounting method in respect of their shares, as well as for information about the Fund’s particular default method.

Shareholders also should consult their tax advisors concerning the application of these rules to their investment in the Fund, and for advice about selecting a cost basis accounting method suitable for them in light of their particular circumstances.

If a shareholder has purchased shares of the Fund through an intermediary, in general, the intermediary and not the Fund will be responsible for providing the cost basis and related reporting described above to the shareholder, including pursuant to the intermediary’s available cost basis accounting methods. Thus, shareholders purchasing shares through an intermediary should contact the intermediary for more information about how to select a particular cost basis accounting method in respect of Fund shares, as well as for information about the intermediary’s particular default method.

In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year and as short-term capital gain if the shares have been held for not more than one year. However, in the event that the Fund were to be deemed a “nonpublicly offered RIC” as described under “Limitation on Deductibility of Fund Expenses” below, depending on a shareholder’s percentage ownership in that Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable under the rules applicable to dividends and distributions described below, rather than capital gain income received in exchange for Fund shares. Shareholders should consult their tax advisers regarding the proper tax treatment of their redemptions from the Fund.

Any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less generally will be treated as long-term capital loss to the extent of any Capital Gain Dividends, as defined below, received or deemed received by a shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rules if other shares of the same Fund are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Taxation of Fund Distributions–Taxable Shareholders

Fund distributions are taxable to shareholders under the rules described below whether received in cash or reinvested in additional Fund shares.

Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described below to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid for its shares. Such distributions may reduce the net asset value of the Fund’s shares below the shareholder’s cost basis in those shares. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

For U.S. federal income tax purposes, distributions of investment income made by the Fund are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in securities and thereby affect the tax treatment of gain or loss on such securities. Distributions of net capital gains (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally are taxable to shareholders as long-term capital gains.

Distributions attributable to net short-term capital gain (as reduced by any net long-term capital loss for the taxable year, in each case determined with reference to loss carryforwards) generally are taxable to shareholders as ordinary income.

Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (A) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (B) treated as a “passive foreign investment company” (as defined below).

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the above-described holding period and other requirements are met at both the shareholder and Fund level, qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain. If the aggregate qualified dividend income received by the Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

If the Fund receives dividends from another investment company that is treated as a RIC for U.S. federal income tax purposes (“Underlying RIC”), such as the Institutional Fund, and the Underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its dividends as qualified dividend income, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

For corporate shareholders (other than S corporations), the 70% dividends-received deduction will generally apply (subject to holding period and other requirements imposed by the Code) to the Fund’s dividends paid from investment income to the extent derived from dividends received from U.S. corporations for the taxable year. A dividend received by the Fund from a U.S. corporation will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

If the Fund receives dividends from an Underlying RIC and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its dividends as eligible for the dividends-received deduction, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

A portion of the original issue discount (“OID”) accrued on certain high yield discount obligations may not be deductible to the issuer as interest and will instead be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID. See “Tax Implications of Certain Investments” below for more discussion of OID.

To the extent that the Fund makes a distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement treated for U.S. federal income tax purposes as a loan, such distribution will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax, and of the calculation of net investment income, among other issues, remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of ordinary dividends and capital gain dividends as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

The Fund may make a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year (a “Return of Capital Distribution”), in which case the excess distribution will be treated as a return of capital to the extent of each shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable to the extent such an amount does not exceed a shareholder’s tax basis. Return of Capital Distributions reduce a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.

A distribution paid to shareholders by the Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Early each calendar year, the Trust will provide U.S. federal tax information, including information about the character and amount of dividends and distributions paid during the preceding year, to taxable investors and others requesting such information (generally on an IRS Form 1099). In certain cases, the Fund may be required to amend tax information reported to shareholders in respect of a particular year. In this event, shareholders may be required to file amended U.S. federal income or other tax returns in respect of such amended information and pay additional taxes (including potentially interest and penalties), and may incur other related costs. Shareholders should consult their tax advisers in this regard.

Limitation on Deductibility of Fund Expenses–Shareholders Taxed as Individuals

Very generally, pursuant to Treasury regulations, expenses of “nonpublicly offered RICs,” except those expenses specific to their status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special pass-through rules. A RIC is “nonpublicly offered” if it has fewer than 500 shareholders at all times during a taxable year, and its shares are not continuously offered pursuant to a public offering. In the event that the Fund were deemed to be a nonpublicly offered RIC, the affected expenses (which include Management Fees) would be treated as additional dividends to certain Fund shareholders (generally including individuals and entities that compute their taxable income in the same manner as individuals) and would be deductible by those shareholders, subject to the 2% floor on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code.

Backup Withholding

The Fund (or in the case of shares held through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or the intermediary) with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Distributions to Foreign Investors

In general, absent a specific statutory exemption, the Fund’s ordinary dividends are subject to a U.S. withholding tax of 30% when paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”). To the extent withholding is made on an ordinary dividend paid to a foreign shareholder, persons who are resident in a country that has an income tax treaty with the United States may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty.

The Fund’s Capital Gain Dividends and Return of Capital Distributions generally are not subject to withholding when paid to a foreign shareholder, as described more fully below.

For a taxable year of the Fund beginning before January 1, 2014, the Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of “U.S. real property interests” (“USRPIs”) as described below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported as such by the Fund (“short-term capital gain dividends”). The Fund is permitted to report such parts of its dividends paid in respect of a taxable year beginning before January 1, 2014 as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

Additionally, if the Fund invests in an Underlying RIC that reports and pays such short-term capital gain or interest-related dividends to its shareholders in respect of a taxable year of the Underlying RIC beginning before January 1, 2014, such distributions retain their character as not subject to withholding if properly reported as such in respect of distributions paid by the Fund to its shareholders in respect of a taxable year of the Fund beginning before January 1, 2014.

It is currently unclear whether Congress will extend these exemptions from withholding for interest-related and short-term capital gain dividends for taxable years of a RIC beginning on or after January 1, 2014 or what the terms of any such extension would be.

In the case of shares held through an intermediary, an intermediary may withhold even if the Fund properly reports the payment as an interest-related or short-term capital gain dividend to shareholders in respect of a taxable year of the Fund beginning before January 1, 2014. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

In certain circumstances, a foreign shareholder may be required to file appropriate U.S. federal tax forms in order to receive the benefit of these exemptions.

Under U.S. federal tax law, a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend received (as described below).

Also, foreign shareholders with respect to whom income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents, or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, also may be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

Special withholding and other rules apply to distributions to foreign shareholders from a fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special withholding and other rules apply to the redemption of shares in a fund that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs–USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC–the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other assets. A fund that holds (directly or indirectly) significant interests in real estate investment trusts (as defined in Section 856 of the Code) qualifying for the special tax treatment under Subchapter M of the Code (“U.S. REITs”) may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled U.S. REITs (or, prior to January 1, 2014, RICs) and not-greater-than-5% interests in publicly traded classes of stock in U.S. REITs or RICs.

To the extent the Fund is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described above), under a special “look-through” rule, any dividend distributions by the Fund and certain distributions made by the Fund in redemption of its shares that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. On and after January 1, 2014, the special “look-through” rule for distributions by the Fund described above applies only to those distributions that, in turn, are attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise. If a foreign shareholder holds (or has held in the prior year) more than a 5% interest in any class of the Fund, such distributions generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund generally will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% in any class of the Fund at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any reporting by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund generally must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder.

Foreign shareholders of the Fund also may be subject to certain “wash sale” rules to prevent the avoidance of the tax filing and payment obligations discussed above through the sale and repurchase of Fund shares.

In addition, a fund that is a USRPHC or former USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder typically must file a U.S. income tax return for the year of the disposition of the Fund shares and pay any additional tax due on the sale. A similar withholding obligation may apply to Return of Capital Distributions by a fund that is a USRPHC or former USRPHC to a greater-than-5% foreign shareholder, even if all or a portion of such distribution would be treated as a return of capital to the foreign shareholder. Prior to January 1, 2014, such withholding on these redemptions and distributions generally is not required if a RIC is a domestically controlled USRPHC or, in certain limited cases, if the RIC (whether or not domestically controlled) holds substantial investments in Underlying RICs that are domestically controlled USRPHCs. These exemptions from withholding will expire for redemptions or distributions made on or after January 1, 2014, unless Congress enacts legislation providing otherwise. If no such legislation is enacted, beginning on January 1, 2014, such withholding will be required, without regard to whether the Fund or any Underlying RIC in which it invests is domestically controlled.

Foreign shareholders should consult their tax advisors (and if holding shares through an intermediary, their intermediary) concerning the application of these rules to their investment in the Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, for example, furnishing an IRS Form W-8BEN). Foreign shareholders in the Fund should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Also, additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A foreign shareholder may be subject to state and local taxes and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

See also “Other Reporting and Withholding Requirements” below for information regarding the potential application of an additional withholding regime.

Foreign Taxes

The Fund’s or the Institutional Fund’s investments in foreign securities may be subject to foreign withholding and other taxes on dividends, interest, or capital gains which will decrease the Fund’s yield. The Fund or Institutional Fund may otherwise be subject to foreign taxation on repatriation proceeds generated from those securities or to other transaction-based foreign taxes on those securities, including potentially on a retroactive basis, which can also decrease the Fund’s or the Institutional Fund’s yield. Such foreign withholding taxes and other taxes may be reduced or eliminated under income tax treaties between the United States and certain foreign jurisdictions. The foreign withholding and other tax rates applicable to the Fund’s or Institutional Fund’s investments in certain foreign jurisdictions may be higher in certain circumstances, for instance, if the Fund or the Institutional Fund has a significant number of foreign shareholders or if the Institutional Fund or Underlying RIC invests through a subsidiary.

In certain circumstances described below, the Fund may make an election that allows shareholders to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return in respect of foreign taxes paid by or withheld from the Fund, if any, and also in respect of foreign taxes paid by or withheld from the Institutional Fund or any other Underlying RIC in which the Fund or the Institutional Fund invests in respect of its foreign portfolio securities, so long as the Institutional Fund and/or other Underlying RIC, as applicable, in turn, has made such an election with respect to its shareholders. Generally, a RIC is eligible to make this election if more than 50% of the RIC’s assets at year end consists of the securities of foreign corporations, or if at least 50% of its assets at year end consists of interests in other RICs.

Only foreign taxes that meet certain qualifications are eligible for this pass-through treatment. If the Fund is eligible for and makes such an election, its shareholders generally will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund and/or the Institutional Fund or any other Underlying RIC in which the Fund or the Institutional Fund invests, provided the Institutional Fund and/or other Underlying RIC, as applicable, is eligible for and makes such an election with respect to its shareholders. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of these taxes is subject to limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. However, even if the Fund, Institutional Fund or other Underlying RIC is eligible to make this election, it may determine not to do so in its sole discretion, in which case any such qualified foreign taxes paid by the Fund, the Institutional Fund, or Underlying RIC cannot be given this special “pass-through” treatment by the Fund or its shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction. To the extent the Fund is eligible for and makes this election, its shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement or educational savings plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Withholding taxes that are accrued on dividends in respect of (i) securities on loan pursuant to a securities lending transaction during the period that any such security was not directly held by the Fund or Institutional Fund, or (ii) securities the Fund or Institutional Fund temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated as a loan for U.S. federal income tax purposes, generally will not qualify as a foreign tax paid by the Fund or Institutional Fund, as the case may be, in which case, they could not be passed through to shareholders even if the Fund and/or Institutional Fund meet the other requirements described above.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their plan sponsor or other intermediary through which the Fund investment is made (if applicable), as well as a tax advisor, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA as described more fully below. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder, depending on the type of payment and shareholder account, beginning as early as January 1, 2014, on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends).

Payments to a shareholder will generally not be subject to FATCA withholding, provided the shareholder provides the Fund with such certifications, waivers or other documentation or information as the Fund requires, including, to the extent required, with regard to such shareholder’s direct and indirect owners, to establish the shareholder’s FATCA status and otherwise to comply with these rules. In order to avoid withholding, a shareholder that is a “foreign financial institution” (“FFI”) must either (i) become a “participating FFI” by entering into a valid U.S. tax compliance agreement with the IRS, (ii) qualify for an exception from the requirement to enter into such an agreement, for example by becoming a “deemed compliant FFI,” or (iii) be covered by an applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA. In any of these cases, the investing FFI generally will be required to provide the Fund with appropriate identifiers, certifications or documentation concerning its status.

The Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

The Fund and its shareholders may be subject to certain other tax reporting requirements as a result of the investment strategies and activities of the Fund. Certain U.S. federal, state, local, and foreign tax reporting requirements may require the Fund to provide certain information about its shareholders to the IRS or other similar authorities responsible for tax matters in other jurisdictions (e.g., foreign countries).

Tax Implications of Certain Investments

As discussed above and in the Prospectus, the Fund invests substantially all of its assets in shares of the Institutional Fund and thus substantially all of the Fund’s income and gains generally will consist of distributions from the Institutional Fund and gains or losses on the disposition of Institutional Fund shares. Therefore, unless otherwise specified, the following section discusses certain U.S. federal income tax consequences of investments made by the Institutional Fund. If the Fund were to make similar investments directly, identical tax consequences generally would follow at the Fund level. See “Special Tax Considerations Pertaining to Investments in Underlying RICs” below for more information about the U.S. federal income tax consequences to the Fund of investing substantially all of its assets in the Institutional Fund.

The Institutional Fund’s transactions in derivative instruments (e.g., swap agreements, options, futures or forward contracts), as well as any of its other hedging, short sales, or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash-sale, and short-sale rules). These rules may affect whether gains and losses recognized by the Institutional Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to the Institutional Fund, defer losses, and cause adjustments in the holding periods of the Institutional Fund’s securities. The rules could therefore affect the amount, timing, and/or character of distributions to the Fund, and by the Fund to its shareholders.

The Institutional Fund may make extensive use of various types of derivative financial instruments to the extent consistent with its investment policies and restrictions. The tax rules applicable to swaps and other derivative financial instruments are in some cases uncertain under current law, including under Subchapter M of the Code. Accordingly, while the Institutional Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect the Institutional Fund’s or the Fund’s ability to meet one or more of the relevant requirements to maintain its qualification as a RIC, as well as to avoid a fund-level tax. See “Loss of RIC Status” below.

In general, option premiums received by the Institutional Fund are not immediately included in the income of the Institutional Fund. Instead, the premiums generally are recognized when the option contract expires, the option is exercised by the holder, or the Institutional Fund transfers or otherwise terminates the option (e.g., through a closing transaction). The remainder of this paragraph describes the general tax consequences to the Institutional Fund of writing a put or call option that is not subject to one or more of the special rules described in the immediately following paragraphs. If securities or other assets are purchased by the Institutional Fund pursuant to the exercise of a put option written by it, the Institutional Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. If a call option written by the Institutional Fund is exercised and the Institutional Fund sells or delivers the underlying securities or other assets, the Institutional Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Institutional Fund minus (ii) the Institutional Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. The gain or loss with respect to any termination of the Institutional Fund’s obligation under an option other than through the exercise of the option and related purchase, sale, or delivery of the underlying securities or other assets generally will be short-term gain or loss depending on whether the premium income received by the Institutional Fund is greater or less than the amount paid by the Institutional Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Institutional Fund expires unexercised, the Institutional Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities and other option strategies of the Institutional Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring the deferral of losses and the termination of holding periods on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Call options on stocks that are not “deep in the money” may qualify as “qualified covered calls,” which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the corporate dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Institutional Fund as well as listed non-equity options written or purchased by the Institutional Fund on certain U.S. and non-U.S. exchanges (including options on futures contracts, equity indices, and debt securities) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Institutional Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Certain investments made and investment practices engaged in by the Institutional Fund can produce a difference between its book income and its taxable income. These can include, but are not limited to, certain hedging activities, as well as investments in foreign currencies, foreign currency-denominated debt securities, Section 1256 contracts, passive foreign investment companies (as defined below), and debt obligations with discount or purchased at a premium. In addition, certain foreign currency transactions associated with the redemption of Institutional Fund shares (in the case of any Institutional Fund that permits redemptions of its shares in foreign currencies) may produce a difference between the Institutional Fund’s book income and its taxable income. If the Institutional Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Institutional Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and otherwise to avoid incurring U.S. federal income taxes at the Institutional Fund-level. If the Institutional Fund’s book income exceeds the sum of its taxable income and net tax-exempt interest income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Institutional Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt interest income (if any)), (ii) thereafter, as a return of capital to the extent of the Fund’s basis in the Institutional Fund shares, and (iii) thereafter, as gain to the Fund from the sale or exchange of a capital asset. This could result in accelerated taxable distributions to Fund shareholders.

Any investment by the Institutional Fund in U.S. REIT equity securities may result in the Fund’s receipt of cash in excess of the U.S. REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in U.S. REIT equity securities also may require the Institutional Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Institutional Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a U.S. REIT either directly or indirectly through the Institutional Fund will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income (including distributions by the Institutional Fund that are derived from the Institutional Fund’s investment in a U.S. REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides and the regulations are expected to provide that excess inclusion income of RICs, such as the Institutional Fund and the Fund, will be allocated to shareholders of RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, to the extent the Fund invests in any such interests through the Institutional Fund, it may not be a suitable investment for certain tax-exempt investors, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Under current law, income of the Fund that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed and taxed as UBTI when distributed to tax-exempt shareholders (that is, the Fund “blocks” this income with respect to such shareholders). Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt shareholder also may recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund that directly or indirectly through the Institutional Fund recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included the Institutional Fund’s taxable income (and required to be distributed by the Institutional Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Institutional Fund, as a holder of the security, receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Institutional Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Institutional Fund may elect to accrue market discount currently, in which case the Institutional Fund will be required to include the accrued market discount in the Institutional Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Institutional Fund’s income, will depend upon which of the permitted accrual methods the Institutional Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Institutional Fund may be treated as having OID or, in certain cases, acquisition discount (very generally, the excess of the stated redemption price over the purchase price). Generally, the Institutional Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The OID or acquisition discount accrues ratably in equal daily installments or, if the Institutional Fund so elects, at a constant (compound) interest rate. If the Institutional Fund elects the constant interest rate method, the character and timing of recognition of income by the Institutional Fund will differ from what they would have been under the default pro rata method.

Increases in the principal amount of an inflation indexed bond will be treated as OID includible in income (as ordinary income) over the term of the bond, even though payment of that amount is not received until a later time. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by the Institutional Fund. In addition, if the negative inflation adjustment exceeds the income includible by the Institutional Fund with respect to the debt instrument (including any OID) for the taxable year, such excess will be an ordinary loss to the extent the Institutional Fund’s total interest inclusions on the debt instrument in prior taxable years exceed the total amount treated by the Institutional Fund as an ordinary loss on the debt instrument in prior taxable years. Any remaining excess may be carried forward to reduce taxable income from the instrument in subsequent years.

The Institutional Fund also may purchase contingent payment debt instruments. For U.S. federal income tax purposes, holders of contingent payment debt instruments generally have to include taxable income (as interest) on a constant yield basis without regard to whether cash is received with respect thereto. Gain on the disposition of contingent payment debt instruments generally will be treated for U.S. federal income tax purposes as ordinary interest income rather than as capital gain.

If the Institutional Fund holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Institutional Fund actually received. Such distributions may be made from the cash assets of the Institutional Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. The Institutional Fund may realize gains or losses from such liquidations. In the event the Institutional Fund realizes net long-term or short-term capital gains from such transactions, the Fund, and therefore the Fund’s shareholders may receive a larger Capital Gain Dividend or ordinary dividend, respectively, than they would in the absence of such transactions.

Very generally, where the Institutional Fund purchases a bond at a price that exceeds the redemption price at maturity, that is, at a premium, the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Institutional Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Institutional Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Institutional Fund is generally permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Institutional Fund to reduce its tax basis by the amount of amortized premium.

Investments in debt obligations that are at risk of or in default present special tax issues for a RIC. Tax rules are not entirely clear about issues such as whether and to what extent the RIC should recognize market discount on a debt obligation; when the RIC may cease to accrue interest, OID, or market discount; when and to what extent the RIC may take deductions for bad debts or worthless securities; and how the RIC should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Institutional Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

In addition, any transactions by the Institutional Fund in foreign currencies, foreign currency-denominated debt obligations, or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and, as described earlier, can give rise to differences in the Institutional Fund’s book and taxable income. Such ordinary income treatment may accelerate distributions by the Fund to its shareholders and increase the distributions taxed to its shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Institutional Fund to offset income or gains earned in subsequent taxable years.

As discussed above, the Institutional Fund may gain indirect exposure to commodity-linked instruments through GMO Alternative Asset Opportunity Fund, which is a partnership for U.S. federal tax purposes. GMO Alternative Asset Opportunity Fund achieves indirect exposure to commodities through its wholly owned subsidiary, which, in turn, invests in various commodity-related derivatives. Its subsidiary is a “controlled foreign corporation” (“CFC”) for U.S. federal income tax purposes. The Institutional Fund should generally be entitled to treat all of the income that it realizes from GMO Alternative Asset Opportunity Fund, including income from GMO Alternative Asset Opportunity Fund’s investment in its subsidiary, as qualifying income for purposes of qualifying as a RIC. There is a risk, however, that the IRS could determine that some or all of the income derived from GMO Alternative Asset Opportunity Fund’s investment in its subsidiary should not be treated as qualifying income in the hands of the Institutional Fund, which might adversely affect the ability of the Institutional Fund to qualify as a RIC. See “Loss of RIC Status” below.

Certain income trusts in which the Institutional Fund may invest could be partnerships or other pass-through structures for U.S. federal income tax purposes, such that, depending on the specific assets held by the income trust, all or a portion of any income or gains from such investment could constitute non-qualifying income to the Institutional Fund. In any such cases, the Institutional Fund’s investments in such entities could bear on or be limited by its intention to qualify as a RIC. See “Loss of RIC Status” below.

The Institutional Fund’s investments in certain passive foreign investment companies (“PFICs”), as defined below, could subject the Institutional Fund to U.S. federal income tax (including interest charges) on distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC, which tax cannot be eliminated by making distributions to Institutional Fund shareholders, including the Fund. However, the Institutional Fund may make certain elections to avoid the imposition of that tax. For example, the Institutional Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”) (i.e., make a “QEF election”), in which case the Institutional Fund will be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether it receives any distribution from the PFIC. Alternately, the Institutional Fund may make an election to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Institutional Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Institutional Fund to avoid taxation. Making either of these elections therefore may require the Institutional Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. In general, to the extent the Institutional Fund indirectly invests in PFICs by virtue of investing in Underlying RICs or other investment companies, the Institutional Fund is not permitted to make such elections; rather, the Underlying RICs or other investment companies directly investing in PFICs would decide whether to make such elections. In addition, there is a risk that the Institutional Fund may not realize that a foreign corporation in which it invests is a PFIC for U.S. federal tax purposes and thus fail to timely make a QEF or mark-to-market election in respect of that corporation, in which event the Institutional Fund could be subject to the U.S. federal income taxes and interest charges described above.

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Dividends paid by PFICs will not be eligible to be treated as qualified dividend income or for the dividends-received deduction.

A U.S. person, including the Institutional Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. From time to time, the Institutional Fund may be a U.S. Shareholder in a CFC. As a U.S. Shareholder, the Institutional Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Institutional Fund its pro rata share of its CFC’s “subpart F income” for the CFC’s taxable year ending within the Institutional Fund’s taxable year whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in its taxable year. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures, forward, and similar transactions) in commodities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to an investing Institutional Fund and thus will not be available to offset income or capital gain generated from that Institutional Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Institutional Fund invests in a CFC and recognizes subpart F income in excess of actual cash distributions from the CFC, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Institutional Fund level.

The interest on municipal obligations is generally exempt from U.S. federal income tax. However, distributions from the Fund derived from interest on municipal obligations, either directly or indirectly through the Institutional Fund, are taxable to shareholders of the Fund when received. In addition, gains realized by the Institutional Fund on the sale or exchange of municipal obligations are taxable when distributed to shareholders of the Fund.

Special Tax Considerations Pertaining to the Fund’s or Institutional Fund’s Investments in Underlying Funds

Certain Tax Considerations Related to the Fund’s and the Institutional Fund’s Investments in Underlying RICs.

Because the Fund invests substantially all its assets in shares of the Institutional Fund, and the GMO Trust Asset Allocation Funds – the Institutional Funds in which the Asset Allocation Series Funds invest – invest primarily in shares of one or more Underlying RICs (the Fund and the GMO Trust Asset Allocation Funds are referred to in this section as “Upper-Tier Funds”), their distributable income and gains will normally consist substantially or entirely, as the case may be, of distributions from Underlying RICs and gains and losses on the disposition of shares of Underlying RICs. To the extent that an Underlying RIC realizes net capital losses on its investments for a given taxable year, an Upper-Tier Fund investing in that Underlying RIC will not be able to benefit from those losses until (i) the Underlying RIC realizes capital gains that can be reduced by those losses, or (ii) the Upper-Tier Fund recognizes its share of those losses when it disposes of shares of the Underlying RIC. Moreover, even when an Upper-Tier Fund does make such a disposition of Underlying RIC shares at a net capital loss, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. An Upper-Tier Fund also will not be able to offset any capital losses realized from its dispositions of Underlying RIC shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying RIC).

In addition, in certain circumstances, the “wash-sale” rules under Section 1091 of the Code may apply to an Upper-Tier Fund’s sales of Underlying RIC shares that have generated losses. A wash sale occurs if shares of an Underlying RIC are sold by the Upper-Tier Fund at a loss and the Upper-Tier Fund acquires additional shares of that same Underlying RIC 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Upper-Tier Fund’s hands on sales of Underlying RIC shares (to the extent such sales are wash sales) for extended periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that an Upper-Tier Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Upper-Tier Fund invested directly in the securities held by the Underlying RICs, rather than investing in shares of the Underlying RICs. For similar reasons, the amount or timing of distributions from an Upper-Tier Fund qualifying for treatment as a particular character (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Upper-Tier Fund invested directly in the securities held by the Underlying RICs.

Depending on an Upper-Tier Fund’s percentage ownership in an Underlying RIC both before and after a redemption of Underlying RIC shares, the redemption may cause the Upper-Tier Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the redemption instead of being treated as realizing capital gain (or loss) on the redemption of the shares of the Underlying RIC. This could be the case, for instance, where a GMO Trust Asset Allocation Fund holds a significant interest in an Underlying RIC that is not a “publicly offered” RIC within the meaning of the Code (e.g., certain underlying GMO Trust Funds principally available only to other GMO Trust Funds and certain other accredited investors, including GMO High Quality Short-Duration Bond Fund and GMO Debt Opportunities Fund) and redeems only a small portion of such interest. The Institutional Fund expects to be “publicly offered” for this purpose. Dividend treatment of a redemption by an Upper-Tier Fund would affect the amount and character of income required to be distributed by both the Upper-Tier Fund and the Underlying RIC for the year in which the redemption occurred. It is possible that any such dividend would qualify as qualified dividend income taxable at long-term capital gain rates; otherwise, it would be taxable as ordinary income and could cause shareholders of the Upper-Tier Fund to recognize higher amounts of ordinary income than if its shareholders held shares of the Underlying RICs directly.

Tax Considerations Related to the Institutional Fund’s Investments in Partnerships.

Special tax considerations apply if the Institutional Fund invests in investment companies treated as partnerships for U.S. federal income tax purposes, including certain GMO Trust Funds offered pursuant to separate private placement memoranda. For U.S. federal income tax purposes, the Institutional Fund investing in such a partnership generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of the partnership so as to reflect the Institutional Fund’s interest in the partnership. A partnership in which the Institutional Fund invests may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 706, 708, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in the Institutional Fund, as a partner, receiving more or fewer items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. The Institutional Fund will be required to include in its income its share of a partnership’s tax items, including gross income, gain, deduction, or loss, for any partnership taxable year ending within or with the Institutional Fund’s taxable year, regardless of whether or not the partnership distributes any cash to the Institutional Fund in such year.

In general, the Institutional Fund will not recognize its share of these tax items until the close of the partnership’s taxable year. However, absent the availability of an exception, the Institutional Fund will recognize its share of these tax items as they are recognized by the partnership for purposes of determining the Institutional Fund’s liability for the 4% excise tax (described above). If the Institutional Fund and a partnership have different taxable years, the Institutional Fund may be obligated to make distributions in excess of the net income and gains recognized from that partnership and yet be unable to avoid the 4% excise tax because it is without sufficient earnings and profits at the end of its taxable year. In some cases, however, the Institutional Fund can take advantage of certain safe harbors which would allow it to include its share of a partnership’s income, gain, loss, and certain other tax items at the close of the partnership’s taxable year for both excise tax purposes and general Subchapter M purposes, thus avoiding the potential complexities arising from different taxable years.

In general, cash distributions to the Institutional Fund by a partnership in which it invests (including in partial or complete redemption of its interest in the partnership) will represent a nontaxable return of capital to the Institutional Fund up to the amount of the Institutional Fund’s adjusted tax basis in its interest in the partnership, with any amounts exceeding such basis treated as capital gain. Any loss may be recognized by the Institutional Fund only if it redeems its entire interest in the partnership for money.

If the Institutional Fund receives allocations of income from a partnership in which it invests that are eligible for qualified dividend treatment or the dividends-received deduction, then the Institutional Fund and therefore the Fund, in turn, may report a portion of its distributions as qualified dividend income or as eligible for the dividend-received deduction, as applicable, provided certain conditions are met.

More generally, as a result of the foregoing and certain other special rules, the Institutional Fund’s investment in investment companies that are partnerships for U.S. federal income tax purposes can cause the Institutional Fund’s distributions to the Fund, and therefore the Fund’s distributions to its shareholders to vary in terms of their timing, character, and/or amount from what those distributions would have been had the Institutional Fund invested directly in the portfolio securities and other assets held by those underlying partnerships.

Loss of RIC Status

If the Fund or the Institutional Fund were to fail to meet the income, diversification or distribution test described in “Tax Status and Taxation of the Fund” above, the Fund or Institutional Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest charges, paying penalties, making additional distributions or disposing of certain assets. If the Fund or Institutional Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund or Institutional Fund were otherwise to not qualify for taxation as a RIC for such year, the Fund or Institutional Fund’s income would be taxed at the Fund or

Institutional Fund level at regular corporate rates, and depending on when the Fund or Institutional Fund discovered its qualification failure for a particular taxable year, the Fund or Institutional Fund may be subject to penalties and interest on any late payments of its fund-level taxes for such year. In addition, in the event of any such loss of RIC status, all distributions from the Fund’s or Institutional Fund’s earnings and profits, including any distributions of net long-term capital gains and net tax-exempt income (if any), generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s or Institutional Fund’s shares. In addition, in order to re-qualify for taxation as a RIC that is accorded special tax treatment, the Fund or the Institutional Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions. If the Institutional Fund failed to qualify as a RIC in a particular taxable year, the Fund’s return on its investment in the Institutional Fund, and the Fund’s ability to qualify as a RIC, could be adversely affected. Similarly, if the Institutional Fund were to invest in an Underlying RIC that failed to qualify as a RIC in a particular taxable year, the Institutional Fund’s return on its investment in such Underlying RIC and, depending on the size of the Institutional Fund’s investment in such Underlying RIC, the Institutional Fund’s and therefore the Fund’s ability to qualify as a RIC, could be adversely affected.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State, Local, and Other Tax Matters

The foregoing discussion relates only to the U.S. federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents, or domestic corporations. The consequences under other tax laws may differ. This discussion has not addressed all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or broker-dealers, tax-exempt entities, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the U.S. federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings, and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Shareholders should consult their tax advisors about the precise tax consequences of an investment in the Fund in light of their particular tax situation, including possible foreign, state, local, or other applicable tax laws.

Most states permit mutual funds, such as the Institutional Fund and the Fund, to “pass through” to their shareholders the state tax exemption on income earned from investments in certain direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities (such as Federal Farm Credit Bank and Federal Home Loan Bank securities), so long as the Fund meets all applicable state requirements. Therefore, shareholders in the Fund may be allowed to exclude from their state taxable income distributions made to them by the Fund to the extent attributable to interest the Fund directly or indirectly earned on such investments. The availability of these exemptions varies by state. Investments in securities of certain U.S. government agencies, including securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, and repurchase agreements collateralized by U.S. government securities generally do not qualify for these exemptions. Moreover, these exemptions may not be available to corporate shareholders. All shareholders should consult their tax advisors regarding the applicability of these exemptions to their situation.

MANAGEMENT OF THE FUND

The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Series Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. Each Trustee serves in office for a term of eight years or, if sooner, until the Trustee dies, resigns, or is removed, or until the election and qualification of the Trustee’s successor. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
INDEPENDENT TRUSTEES

Maria D. Furman DOB: 02/03/1954	Trustee	Since August 2011.	Retired.	19	Trustee of MassMutual Funds (88 portfolios).

Sandra Whiston DOB: 03/07/1947	Trustee	Since November 2011.	Retired (August 2008-present); Head of Institutional Management, Putnam Investments (April 2005-July 2008).	19	None.

INTERESTED TRUSTEE AND OFFICER

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Chairman of the Board of Trustees; President and Chief Executive Officer of the Trust	Chairman of the Board of Trustees since November 2011; Trustee, President, and Chief Executive Officer of the Trust since May 2011.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005-present); Partner, Ropes & Gray LLP (1988-2005).	74	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Trust.
[2]

Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

Information About Each Trustee’s Experience, Qualifications, Attributes, or Skills for Board Membership. The Board of Trustees has determined that each Trustee should serve as such based on identifying and evaluating the skill sets and qualifications of potential candidates. The Board of Trustees generally considered the educational, business, and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the Fund. The Board of Trustees focused on the complementary skills and experience of the Trustees as a group, as well as on those of any particular Trustee. The Board of Trustees noted that all of the Trustees had considerable experience in overseeing investment management activities and/or related operations and in serving on the boards of other companies. In addition, the Board of Trustees also considered, among other factors, the particular attributes described below with respect to the various individual Trustees:

Independent Trustees

Maria D. Furman – Ms. Furman’s experience serving on the boards and committees of other organizations, her professional training, and her qualification as a chartered financial analyst, and her experience in the management of a leading investment management firm.

Sandra Whiston – Ms. Whiston’s experience as a director, her professional training, and her experience in the management of a leading investment management firm.

Interested Trustee

Joseph B. Kittredge, Jr. – Mr. Kittredge’s experience serving as President of the Trust and GMO Trust and General Counsel and a Member of GMO, his professional training and his experience as a lawyer representing mutual funds and investment management firms, including as a partner at a leading law firm, and his perspective on Board matters as a senior executive of GMO.

Information relating to the experience, qualifications, attributes, and skills of the Trustees is required by the registration form adopted by the SEC, does not constitute holding out the Board or any Trustee as having any special expertise or experience, and does not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Officers

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Chairman of the Board of Trustees; President and Chief Executive Officer	Since May 2011.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005-present); Partner, Ropes & Gray LLP (1988-2005).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Since May 2011.	Head of Fund Treasury and Tax (December 2006-present), Fund Treasury and Tax Staff (June 2004-November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since November 2011.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since November 2011.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007-present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000-April 2007).

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since August 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009-present); Senior Vice President and Deputy General Counsel (January 2007-July 2009), Vice President and Associate General Counsel (February 2006-December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President, Clerk and Chief Legal Officer	Vice President since November 2011; Clerk since May 2011; Chief Legal Officer since September 2011.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006-present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Since November 2011.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003-present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2011.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000-present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since November 2011.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007-present).

Heather S. Mahoney DOB: 06/10/1974	Vice President and Assistant Clerk	Since November 2011.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004-present).

Cheryl I. Wakeham DOB: 10/29/1958	Anti-Money Laundering Officer	Since November 2011.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993-present).

[1]

Each of Messrs. Burnett, Bohan, Kittredge, and Pottle and Mses. Trinque and Mahoney serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above also serves as an officer of GMO Trust.

Trustees’ Responsibilities. Under the provisions of the GMO Series Trust Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees shall have the power to amend the Declaration of Trust; select the investment companies, including series of GMO Trust, in which a series of the Trust shall invest; adopt, amend, or repeal By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; elect and remove officers and appoint and terminate agents; fix the number of Trustees and, subject to the provisions of the Declaration of Trust, fill any vacancies on the Board; remove a Trustee; extend a Trustee’s term for one or more successive eight (or fewer) year periods; designate one or more committees of the Trustees with such powers and authority as the Trustees determine; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both, to provide for the distribution of shares by the Trust, through one or more principal underwriters or otherwise, and make rules for the transfer of shares of each series and class and similar matters; establish or change a record date for determining shareholders who are entitled to receive payment of any dividend or other distribution and close the register or transfer books of a series or class of the Trust prior to the payment of a distribution; and they may delegate any or all of their authority to the officers of the Trust.

Board Leadership Structure and Risk Oversight. The Board of Trustees is responsible for the general oversight of the Fund’s affairs and for assuring that the Fund is managed in the best interests of its shareholders. In carrying out these responsibilities, the Board is assisted by the Fund’s auditors, independent counsel to the Independent Trustees, and other persons as appropriate, who are selected by and responsible to the Board. In addition, the Fund’s Chief Compliance Officer reports directly to the Board.

Currently, two of the Trustees are Independent Trustees. The Independent Trustees must vote separately to approve all financial arrangements and other agreements with the Fund’s investment adviser, GMO, and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight of protecting shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. The Independent Trustees meet regularly as a group in executive session without representatives of GMO present.

The Board of Trustees focuses on the oversight of risk as part of its broader oversight of the Fund’s affairs. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures, and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Audit Committee is subject to substantial limitations.

Committees

The Board of Trustees has the authority to establish committees, which may exercise the power and authority of the Trustees to the extent the Board determines. The committees assist the Board of Trustees in performing its functions and duties under the 1940 Act and Massachusetts law.

The Board of Trustees currently has established one standing committee: the Audit Committee. During the fiscal year ended April 30, 2013, the Audit Committee held two meetings.

Audit Committee. The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices and internal controls over financial reporting; (ii) oversees the quality and objectivity of the Trust’s financial statements and the independent audit of those statements; (iii) appoints, determines the independence and compensation of, and oversees the work performed by the Trust’s independent auditors in preparing or issuing an audit report or related work; (iv) approves all audit and permissible non-audit services provided to the Trust, and certain other persons by the Trust’s independent auditors; and (v) acts as a liaison between the Trust’s independent auditors and the Board of Trustees. Ms. Furman and Ms. Whiston are members of the Audit Committee, and Ms. Furman is the Chairman of the Audit Committee.

The Audit Committee may utilize the resources of the Fund’s counsel and auditors as well as other persons. The Board appoints the members of the Committee and has appointed the two Independent Trustees to the Committee.

Trustee Fund Ownership

The following table sets forth ranges of each current Trustee’s direct beneficial share ownership in the Fund and the aggregate dollar ranges of the Trustee’s direct beneficial share ownership in all series of GMO Series Trust and GMO Trust (the “Family of Investment Companies”) overseen by the Trustee as of December 31, 2012.

Name	Dollar Range of Shares Directly Owned in the Fund*	Aggregate Dollar Range of Shares Directly Owned in all Registered Investment Companies (whether or not offered in the Prospectus) Overseen by Trustee in Family of Investment Companies*
INDEPENDENT TRUSTEES
Maria D. Furman	None	Over $100,000
Sandra Whiston	None	None
INTERESTED TRUSTEE
Joseph B. Kittredge, Jr.	None	$50,001-$100,000

*	The Fund will commence operations on or following the date of this SAI and, therefore, has not offered any shares for sale as of this date.

The following table sets forth ranges of Ms. Furman’s and Mr. Kittredge’s indirect beneficial share ownership in the Fund and the aggregate dollar range of their indirect beneficial share ownership in the Family of Investment Companies as of December 31, 2012.

Name	Dollar Range of Shares Directly Owned in the Fund*	Aggregate Dollar Range of Shares Indirectly Owned in all Registered Investment Companies (whether or not offered in the Prospectus) Overseen by Trustee in Family of Investment Companies*
INDEPENDENT TRUSTEES
Maria D. Furman	None	Over $100,000
INTERESTED TRUSTEE
Joseph B. Kittredge, Jr.	None	$50,001-$100,000

*	The Fund will commence operations on or following the date of this SAI and, therefore, has not offered any shares for sale as of this date.

Trustee Ownership of Securities Issued by the Manager or Principal Underwriter

[None.]

Trustee Ownership of Related Companies

There were no securities owned by the current Independent Trustees and their family members, as of December 31, 2012, in the Manager, Funds Distributor, LLC (the Fund’s principal underwriter), or entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, LLC.

Remuneration. Ms. Furman and Ms. Whiston, each an Independent Trustee of the Trust, receive an annual retainer from the Trust for their services. The Independent Trustees receive reimbursement for travel expenses to meetings.

[The Fund Complex has not paid any compensation to the Independent Trustees, and no pension or retirement benefits have accrued as part of Fund expenses, for the Trust’s fiscal year ended April 30, 2013. For calendar year 2013, each Independent Trustee will be compensated $50,000, but unless or until the funds of the Trust have cumulative net assets of $3 billion or more, the Manager will pay the Independent Trustees’ compensation.]

[No officer of the Trust received aggregate compensation exceeding $60,000 from the Fund during the Fund’s fiscal year ended April 30, 2013.]

Mr. Kittredge does not receive any compensation from the Fund Complex, but as a member of the Manager will benefit from management, shareholder servicing, administration, and any other fees paid to GMO and its affiliates by the Fund and various other series of the Fund Complex not offered through the Prospectus. The officers of the Trust do not receive any employee benefits such as pension or retirement benefits or health insurance from the Trust.

The Fund will commence operations on or following the date of this SAI and, therefore, has not yet offered any shares for sale. Therefore, as of the date hereof, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of the Fund.

Code of Ethics. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under each Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be purchased or held by the Fund are permitted, subject to compliance with each Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.

The non-interested Trustees of the Trust are subject to a separate Code of Ethics for the Independent Trustees pursuant to the requirements of the 1940 Act. Transactions by the Independent Trustees in securities, including securities that may be purchased or held by the Fund, are permitted, subject to compliance with the Code of Ethics. Pursuant to the Code of Ethics, an Independent Trustee ordinarily is not required to report his or her personal securities transactions or to identify his or her brokerage accounts to the Fund or their representatives, subject to certain limited exceptions specified in the Code of Ethics.

The Fund’s principal underwriter, which is not affiliated with the Fund or the Manager, also has adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Transactions in securities effected by the principal underwriter’s personnel who are designated as Access Persons under the Code of Ethics, including securities that may be purchased or held by the Fund, are permitted, subject to compliance with the Code of Ethics. Currently, there are no Access Persons of the principal underwriter as it relates to the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

As disclosed in the Prospectus under the heading “Management of the Fund,” under separate Management Contracts (each, a “Management Contract”) between the Trust, on behalf of the Fund, and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment program for the Fund, and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. As indicated under “Portfolio Transactions – Brokerage and Research Services,” the Trust’s portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical, and quotation services of value to the Manager in advising the Trust or its other clients.

In addition, as disclosed in the Prospectus, the Manager has contractually agreed to waive or reimburse the Fund for specified Fund expenses through at least August [ ], 2014.

Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not “interested persons” of the Manager) and by the relevant Fund’s sole initial shareholder in connection with the organization of the Trust and the establishment of the Fund. Generally, each Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days’ notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days’ written notice by the Manager to the Trust.

The Manager does not charge the Fund a management fee. The Fund, as a result of its investment in the Institutional Fund, indirectly bears the management fee paid by the Institutional Fund, which is calculated based on a fixed percentage of the Fund’s average daily net assets.

In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying initials “GMO” and the name “Grantham, Mayo, Van Otterloo & Co. LLC” may be withdrawn.

Portfolio Management

GMO’s Asset Allocation Division is responsible for day-to-day management of the Fund. The Asset Allocation Divisiom’s members work collaboratively to manage the Fund’s portfolio, and no one person is primarily responsible for day-to-day management of the Fund.

The following table sets forth information about accounts overseen or managed by the senior members of the Asset Allocation Division as of April 30, 2013.

Senior Member	Registered investment companies managed (including non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide)		Separate accounts managed (world-wide)
	Number of accounts[1]	Total assets[1,2]	Number of accounts	Total assets	Number of accounts	Total assets
Ben Inker	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Sam Wilderman	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Senior Member	Registered investment companies managed for which GMO receives a performance-based fee (including non- GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide) for which GMO receives a performance-based fee		Separate accounts managed (world-wide) for which GMO receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Ben Inker	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Sam Wilderman	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

[1]	Includes GMO Funds (including GMO Funds not offered through the Prospectus) that had commenced operations on or before April 30, 2013.
[2]	For some senior members, “Total assets” includes assets invested by the GMO Funds (including GMO Funds not offered through the Prospectus).

Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between the Fund and the other accounts.

Senior members of each division are generally members (partners) of GMO. As of April 30, 2013, the compensation of each senior member consisted of a fixed annual base salary, a partnership interest in the firm’s profits and, possibly, an additional, discretionary, bonus related to the senior member’s contribution to GMO’s success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest is determined by taking into account the individual’s contribution to GMO and its mission statement. A discretionary bonus also may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person’s compensation is based on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus, and other compensation. A GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.

Senior Member Fund Ownership. The Fund will commence operations on or following the date of this SAI and, therefore, has not yet offered any shares for sale. Therefore, as of the date hereof, none of the senior members noted in the tables above had any direct or indirect ownership of the Fund.

Custodial Arrangements and Fund Accounting Agents. As described in the Prospectus, State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Fund’s custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

Administration Arrangements. As disclosed in the Prospectus, pursuant to the terms of an Administration Agreement with the Fund, each class of shares of the Fund pays the Manager an administration fee equal to 0.05% per annum of the class’s average daily net assets for providing administration, recordkeeping, and various other services. The Manager may contract with third parties for the provision of certain administrative services.

The Fund will commence operations on or following the date of this SAI and, therefore, has not yet paid any fees under the Administration Agreement.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is [ ], [ ]. [ ] conducts annual audits of the Trust’s financial statements, assists in the preparation of the Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, provides assistance in connection with the preparation of various SEC filings, and consults with the Trust as to certain non-U.S. tax matters.

Distributor. Funds Distributor, LLC, 10 High Street, Suite 302, Boston, Massachusetts 02110, serves as the Trust’s distributor on behalf of the Fund. GMO pays all distribution-related expenses of the Fund (other than distribution fees paid pursuant to the Distribution and Service (12b-1) Plan for Class R4 and Class R5 shares or administration fees related thereto). Funds Distributor, LLC offers shares of the Fund for sale on a continuous basis and will use all reasonable efforts in connection with distribution of shares of the Fund.

Counsel. Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, serves as counsel to the Trust.

Transfer Agent. State Street Bank serves as the Trust’s transfer agent on behalf of the Fund.

SUB-TRANSFER AGENT/RECORDKEEPING PAYMENTS

Sub-transfer agent/recordkeeping payments are made by Class R4 and Class R5 shares of the Fund to unaffiliated third parties (e.g., financial intermediaries) for providing sub transfer agency, recordkeeping and other administrative services to retirement plan participants and other investors who hold shares of the Fund through an omnibus account pursuant to a distribution and service plan under Rule 12b-1 (the “Plan”). The principal features of the Plan are described in the Prospectus. This Statement of Additional Information contains additional information that may be of interest to investors.

Class R4 shares pay for sub-transfer agent/recordkeeping services at an annual rate of 0.25% of Class R4’s average daily net assets. Class R5 shares pay for sub-transfer agent/recordkeeping services at an annual rate of 0.10% of Class R5’s average daily net assets. Such fees shall be accrued daily and paid monthly (or at such other intervals as the Trustees shall determine) to the Fund’s Distributor or other financial intermediaries. Class R6 shares do not make payments to third parties for sub-transfer agent/recordkeeping services.

The Fund had note commenced operations as of the fiscal year ended April 30, 2013 and therefore, have not yet paid any amounts under the Plan.

Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect interest in the Plan or related arrangements (the “Independent Trustees”), cast in person at a meeting called for that purpose. All material amendments to the Plan also must be approved by the Trustees and the Independent Trustees, including any amendment to increase materially the costs that the Fund may bear for distribution pursuant to the Plan.

The Plan may be terminated at any time with respect to the shares of any class of the Fund by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of that Fund.

Any agreement relating to the implementation of the Plan with respect to the Fund shall be in writing, shall terminate automatically in the event of its assignment, and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant share class of such Fund, upon 60 days’ written notice.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell portfolio securities for the Fund and for each of its other investment advisory clients are made by the Manager with a view to achieving each client’s investment objectives taking into consideration other account-specific factors such as, without limitation, cash flows into or out of the account, current holdings, the account’s benchmark(s), applicable regulatory limitations, liquidity, cash restrictions, applicable transaction documentation requirements, market registration requirements, and/or time constraints limiting the Manager’s ability to confirm adequate transaction documentation or seek interpretation of investment guideline ambiguities. Therefore, a particular security may be bought or sold only for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Also, a particular security may be bought/sold for one or more clients when one or more other clients are selling/buying the security or taking a short position in the security, including clients invested in the same investment strategy. Additionally, one of the Manager’s investment divisions may share investment ideas with one or more other investment divisions and/or may manage a portion of another investment division’s client accounts.

To the extent permitted by applicable law, the Manager’s compliance policies and procedures and a client’s investment guidelines, the Manager may engage in “cross trades” where, as investment manager to a client account, the Manager causes that client account to purchase a security directly from (or sell a security directly to) another client account.

In certain cases, the Manager may identify investment opportunities that are suitable for the Fund and one or more private investment companies for which the Manager or one of its affiliates serves as investment manager, general partner, and/or managing member (“GMO Private Funds”). In most cases, the Manager receives greater compensation in respect of a GMO Private Fund (including incentive-based compensation) than it receives in respect of the Fund. In addition, senior members or other portfolio managers frequently have a personal investment in a GMO Private Fund that is greater than such person’s investment in a similar Fund (or, in some cases, may have no investment in the similar Fund). The Manager itself also makes investments in GMO Private Funds. To help manage these potential conflicts, the Manager has developed and reviewed with the Trust’s Board of Trustees trade allocation policies that establish a framework for allocating IPOs and other limited opportunities that take into account the needs and objectives of the Fund and the other GMO clients.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust’s pricing policies.

Brokerage and Research Services. Orders for the purchase or sale of securities may be placed on a principal or agency basis with brokers, in the Manager’s discretion. In selecting brokers and dealers to effect portfolio transactions for the Fund, the Manager seeks best execution. Best execution is not based solely on the explicit commission charged by the broker/dealer and, consequently, a broker/dealer effecting a transaction may be paid a commission higher than that charged by another broker/dealer for the same transaction. Seeking best execution involves the weighing of qualitative as well as quantitative factors, and evaluations of best execution are, to a large extent, possible, if at all, only after multiple trades have been completed. The Manager does place trades with broker/dealers that provide investment ideas and other research services, even if the relevant broker has not yet demonstrated an ability to effect best execution; however, trading with such a broker (as with any and all brokers) will typically be curtailed or suspended, in due course, if the Manager is not reasonably satisfied with the quality of trade executions, unless or until the broker has altered its execution capabilities in such a way that the Manager can reasonably conclude that the broker is capable of achieving best execution.

The determination of what may constitute best execution involves a number of considerations in varying degrees of emphasis, including, without limitation, the overall net economic result to the Fund; the efficiency with which the transaction is effected; access to order flow; the ability of the executing broker/dealer to effect the transaction where a large block is involved; reliability (e.g., lack of failed trades); availability of the broker/dealer to stand ready to execute possibly difficult transactions in the future; technological capabilities of the broker/dealer, including but not limited to execution technology; the broker/dealer’s inventory of securities sought; reported broker flow; post-transaction reporting capabilities; the financial strength and stability of the broker/dealer; past bids and willingness to commit capital in the case of principal trades and the relative weighting of opportunity costs (i.e., timeliness of execution) by different trading strategies. Additionally, regulations in certain markets, particularly emerging markets, require the Manager to identify and trade with one or a limited number of brokers on behalf of clients. Most of the foregoing are subjective considerations made in advance of the trade and are not always borne out by the actual execution.

The Manager’s broker/dealer selection may, in addition to the factors listed above, also be based on research services provided by the broker/dealer. In seeking best execution and in determining the overall reasonableness of brokerage commissions, the Manager may consider research services received by broker-dealers and therefore, may select or recommend a broker-dealer based on the Manager’s interest in receiving the research rather than on the lowest commission charged. The Manager also may direct trades to broker/dealers based in part on the broker/dealers’ history of providing, and capability to continue providing, pricing information for securities purchased.

Generally, the Manager determines the overall reasonableness of brokerage commissions paid upon consideration of the relative merits of a number of factors, which may include: (i) the net economic effect to the particular Fund; (ii) historical and current commission rates; (iii) the kind and quality of the execution services rendered; (iv) the size and nature of the transactions effected; and (v) research services received. These factors are considered mostly over multiple transactions covering extended periods of time in varying degrees of emphasis. In some instances, the Manager may evaluate best execution on principal bids based on the total commissions charged (the bid for handling a trade as a principal trade) because the trades were filled at the price set at an agreed upon time (e.g., previous night’s close). In those cases, any additional “impact” or cost is represented by the cents per share or basis points paid in addition to a typical commission rate. As discussed above, GMO may select a broker based on its technological capability to execute a particular trading strategy. Due to the similarities among brokers in technological execution capabilities and commissions paid, GMO may determine to diversify trades among brokers selected on this basis.

In general, the Manager seeks best execution in the execution of foreign exchange transactions by comparing rates across counterparties and selecting the counterparty that the Manager believes can provide best execution. In certain jurisdictions where it is general market practice (“restricted currencies”) or under limited circumstances when the Manager believes operational or trading efficiencies may be gained (e.g., income repatriation; trading in some emerging markets), the Manager may arrange standing instructions with the Fund’s custodian (who may in turn arrange instructions with a subcustodian) to execute the foreign exchange transaction, subject to the custodian’s terms and conditions. In the event that the Fund’s custodian offers more than one program for standing instruction trades, and if the Fund has granted the Manager discretion to do so, the Manager will select the program it believes is in the best interests of the Fund under the circumstances. The Manager may also determine to select a third party bank or broker/dealer to execute trades in restricted currencies if the Manager believes that the third party has the ability to provide best execution.

The Manager relies on the statutory safe harbor in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) because the Manager will frequently use broker/dealers that provide research in all markets and that research is a factor in evaluating broker/dealers. However, the Manager does not participate in any formal soft dollar arrangements involving third party research (i.e., research provided by someone other than the executing broker/dealer) or the payment of the Manager’s out-of-pocket expenses for data or other research services. The research services received by the Manager are limited to the types of research contemplated by Section 28(e) of the 1934 Act. Research services provided by broker/dealers take various forms, including personal interviews with analysts, written reports, pricing services in respect of securities, and meetings arranged with various sources of information regarding particular issuers (including company management), industries, governmental policies, specific information about local markets and applicable regulations, economic trends, and other matters. To the extent that services of value are received by the Manager, the Manager receives a benefit because it does not have to produce or pay for the services itself. Such services furnished to the Manager may be used in furnishing investment or other advice to all or some subset of the Manager’s clients, including the Fund, and services received from a broker/dealer that executed transactions for a particular Fund will not necessarily be used by the Manager specifically in servicing that particular Fund.

The Fund will commence operations on or following the date of this SAI and, therefore, has not yet paid any brokerage commissions or acquired securities of any brokers or dealers.

Due to restrictions under the 1940 Act, it is possible that, as the result of certain affiliations between a broker/dealer or its affiliates and the Fund, the Manager or the Fund’s distributor, the Fund may refrain, or be required to refrain, from engaging in principal trades with such broker/dealer. Additionally, the Fund may be restricted in its ability to purchase securities issued by affiliates of the Fund’s distributor.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. Because the Fund invests in the Institutional Fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the Fund is obligated either to seek instructions from its security holders with regard to the voting of all proxies with respect to its interest in the Institutional Fund and to vote such proxies only in accordance with such instructions, or to vote the shares of the Institutional Fund held by it in the same proportion as the vote of all other holders of the Institutional Fund. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Institutional Fund.

The Manager’s proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Trust’s website at www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.

DISCLOSURE OF PORTFOLIO HOLDINGS

The policy of the Trust is to protect the confidentiality of the Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and material amendments require its approval.

Neither GMO nor the Fund will receive any compensation or other consideration in connection with its disclosure of the Fund’s portfolio holdings.

GMO may disclose the Fund’s portfolio holdings (together with any other information from which the Fund’s portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the “Portfolio Holdings Information”) to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents (collectively, “Permitted Recipients”).

GMO may disclose Portfolio Holdings Information available to Permitted Recipients by website, email, or by any other means in such scope and form and with such frequency as GMO may reasonably determine on the same day as such Portfolio Holdings Information is made publicly available through a routine filing with the SEC. No confidentiality agreement is needed to access or receive the Portfolio Holdings Information described in the foregoing sentence.

GMO also may from time-to-time disclose Portfolio Holdings Information to all shareholders of the Fund and their consultants and agents. Such disclosure may be made by website, email, or by any other means in such scope and form as GMO may reasonably determine and will not be required to be made publicly available through a routine SEC filing in advance of disclosure. Generally, no confidentiality agreement is required to receive Portfolio Holdings Information that is sent to all shareholders in the Fund.

In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund to which the information relates. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund’s shareholders.

If GMO becomes aware that a recipient has or is likely to violate the terms of a confidentiality agreement regarding Portfolio Holdings Information, GMO shall cease providing such information to such recipient.

The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Fund in connection with their day-to-day operations and management, including GMO, GMO’s affiliates, the Fund’s custodians and auditors, the Fund’s pricing service vendors, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on the Fund’s behalf, and persons assisting the Fund in the voting of proxies.

No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules, or regulations.

GMO’s General Counsel or Chief Compliance Officer may authorize exceptions to these procedures.

If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interest of the Fund’s shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO’s senior management is required to inform GMO’s Chief Compliance Officer of the potential conflict, and GMO’s Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. GMO’s Chief Compliance Officer also is required to report his decision to the Board of Trustees.

GMO periodically reports the following information to the Board of Trustees:

•	Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

•	The nature and scope of disclosure of Portfolio Holdings Information to third parties;

•	Exceptions to the disclosure policy authorized by GMO’s General Counsel or Chief Compliance Officer; and

•	Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.

As described in the Prospectus and elsewhere in this Statement of Additional Information, the Fund invests substantially all of its assets in shares of a corresponding series of GMO Trust (i.e., an “Institutional Fund”). Under this master-feeder structure, the Fund’s sole portfolio holding, other than cash, is shares of the Institutional Fund. As such, GMO also may make certain Institutional Fund portfolio holdings information available to the Fund’s Permitted Recipients on the same basis such information may be made available to the Institutional Fund’s Permitted Recipients (i.e., shareholders and qualified potential shareholders of the Institutional Fund) in accordance with the Institutional Fund’s portfolio holdings disclosure policy. A summary of the Institutional Fund’s portfolio holdings disclosure policy is contained in the “Disclosure of Portfolio Holdings” section of the Prospectus.

Ongoing Arrangements To Make Portfolio Holdings Available. Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (generally, daily, except with respect to [ ], which receives holdings semi-annually and as necessary in connection with the services it provides to the Fund) to the following entities that provide on-going services to the Fund in connection with their day-to-day operations and management, provided that they agree to, or have a duty to, maintain this information in confidence:

Name of Recipient	Purpose of Disclosure
State Street Bank and Trust Company	Custodial and fund accounting services

Compliance testing

[ ]	Independent registered public accounting firm

Institutional Shareholder Services Inc. (formerly known as RiskMetrics Group, Inc.)	Corporate actions services

FactSet	Data service provider

Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

Name of Recipient	Purpose of Disclosure
Epstein & Associates, Inc.	Software provider for Code of Ethics monitoring system

Financial Models Company Inc.	Recordkeeping system

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated May 27, 2011, as amended and restated September 13, 2011, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a “series investment company” that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. The Fund is a series of the Trust. The fiscal year for the Fund ends on the last day of April.

Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of nineteen series: U.S. Core Equity Series Fund, Quality Series Fund, U.S. Intrinsic Value Series Fund, U.S. Growth Series Fund, International Core Equity Series Fund, International Large/Mid Cap Value Series Fund, International Growth Equity Series Fund, Developed World Stock Series Fund, Foreign Series Fund, Emerging

Countries Series Fund, Core Plus Bond Series Fund, International Bond Series Fund, Emerging Country Debt Series Fund, U.S. Equity Allocation Series Fund, International Equity Allocation Series Fund, Global Equity Allocation Series Fund, Global Asset Allocation Series Fund, Benchmark-Free Allocation Series Fund, and International Opportunities Equity Allocation Series Fund.

Interests in each portfolio (GMO Series Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding GMO Series Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a GMO Series Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the GMO Series Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to make such charges.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide the shares of any series into two or more classes of shares with such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of three classes of shares for each series of the Trust: Class R4 Shares, Class R5 Shares, and Class R6 Shares.

The Trustees also may, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders’ investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. While the Declaration of Trust further provides that the Trustees may terminate the Trust at any time, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

Shareholders should be aware that to the extent a shareholder’s investment in the Fund exceeds certain threshold amounts or percentages, the investment may constitute a reportable acquisition under the Hart-Scott-Rodino Act (“HSR”) and the shareholder may be required to make a corresponding filing under HSR. HSR regulations are complex and shareholders should consult their legal advisers about the precise HSR filing consequences of an investment in the Fund.

The Fund will commence operations on or following the date of this SAI and, therefore, no shareholder holds beneficially greater than 25% of the outstanding shares of the Fund as of the date of this SAI.

VOTING RIGHTS

The Shareholders shall have power to vote only on matters that the Trustees consider necessary or desirable. Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) as to any matter on which it is entitled to vote.

Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.

The Trustees may modify the rights and preferences of any shares. Voting rights are not cumulative.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust provides for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND’S SHARES

The Fund will commence operations on or following the date of this SAI and, therefore, no shareholder owns beneficially 5% or more of the outstanding shares of the Fund as of the date of the SAI.

APPENDIX A – COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

Commercial Paper Ratings

Standard & Poor’s. Standard & Poor’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. The following are excerpts from Standard & Poor’s short-term issue credit ratings definitions:

A-1 — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s. Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months. The following are excerpts from Moody’s short-term ratings definitions:

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Corporate Debt Ratings

Standard & Poor’s. A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. The following are excerpts from Standard & Poor’s long-term issue credit ratings definitions:

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s. Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default. The following are excerpts from Moody’s long-term obligation ratings definitions:

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and, 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities also may be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

GMO SERIES TRUST

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	1.	Amended and Restated Agreement and Declaration of Trust of GMO Series Trust (the “Trust” or “Registrant”), dated September 13, 2011 (the “Declaration of Trust”);[1] and

	2.	Amendment No. 1 to the Declaration of Trust – Exhibit (a)(2).

(b)		Not applicable.

(c)		Please refer to Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Declaration of Trust.[2]

(d)	1.	Management Contract, dated December 21, 2011, between the Trust, on behalf of GMO U.S. Core Equity Series Fund, and GMO;[2]

	2.	Management Contract, dated December 21, 2011, between the Trust, on behalf of GMO Quality Series Fund, and GMO;[2]

	3.	Management Contract, dated December 21, 2011, between the Trust, on behalf of GMO U.S. Intrinsic Value Series Fund, and GMO;[2]

	4.	Management Contract, dated December 21, 2011, between the Trust, on behalf of GMO U.S. Growth Series Fund, and GMO;[2]

	5.	Management Contract, dated December 21, 2011, between the Trust, on behalf of GMO International Core Equity Series Fund, and GMO;[2]

	6.	Management Contract, dated December 21, 2011, between the Trust, on behalf of GMO International Large/Mid Cap Value Series Fund, and GMO;[2]

	7.	Management Contract, dated December 21, 2011, between the Trust, on behalf of GMO International Growth Equity Series Fund, and GMO;[2]

	8.	Management Contract, dated December 21, 2011, between the Trust, on behalf of GMO Developed World Stock Series Fund, and GMO;[2]

	9.	Management Contract, dated December 21, 2011, between the Trust, on behalf of GMO Foreign Series Fund, and GMO;[2]

	10.	Management Contract, dated December 21, 2011, between the Trust, on behalf of GMO Emerging Countries Series Fund, and GMO;[2]

	11.	Management Contract, dated December 21, 2011, between the Trust, on behalf of GMO Core Plus Bond Series Fund, and GMO;[2]

	12.	Management Contract, dated December 21, 2011, between the Trust, on behalf of GMO International Bond Series Fund, and GMO;[2]

	13.	Management Contract, dated December 21, 2011, between the Trust, on behalf of GMO Emerging Country Debt Series Fund, and GMO;[2]

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	14.	Management Contract, dated December 21, 2011, between the Trust, on behalf of GMO U.S. Equity Allocation Series Fund, and GMO;[2]

	15.	Management Contract, dated December 21, 2011, between the Trust, on behalf of GMO International Equity Allocation Series Fund, and GMO;[2]

	16.	Management Contract, dated December 21, 2011, between the Trust, on behalf of GMO Global Equity Allocation Series Fund, and GMO;[2]

	17.	Management Contract, dated December 21, 2011, between the Trust, on behalf of GMO Global Asset Allocation Series Fund, and GMO;[2]

	18.	Management Contract, dated December 21, 2011, between the Trust, on behalf of GMO Benchmark-Free Allocation Series Fund, and GMO; [2] and

	19.	Management Contract, dated as of [ ], between the Trust, on behalf of GMO International Opportunities Equity Allocation Series Fund, and GMO – to be filed by amendment.

(e)	1.	Conforming Distribution Agreement (“Distribution Agreement”), dated August 23, 2011, between the Trust and Funds Distributor, LLC;[1] and

(i) Schedule A to the Distribution Agreement as amended as of [ ] – to be filed by amendment.

(f)		None.

(g)	1.	Conforming Custodian Agreement (“State Street Custodian Agreement”), dated August 23, 2011, between the Trust and State Street Bank and Trust Company (as successor by merger to Investors Bank Trust Company) (“State Street Bank”);[1] and

(i) Schedule A to the State Street Custodian Agreement as amended as of [ ], 2013 – to be filed by amendment.

	2.	Conforming Custodian Agreement, dated November 23, 2011, between the Trust and Brown Brothers Harriman & Co. (“BBH”);[2]

	3.	Conforming Accounting Agency Agreement, dated November 23, 2011, between the Trust and BBH;[2]

	4.	Conforming Delegation Agreement, dated November 22, 2011, between the Trust and State Street Bank;[2] and

(i) Schedule A to the Delegation as amended as of [ ], 2013 – to be filed by amendment.

(h)	1.	Conforming Transfer Agency and Service Agreement (“Transfer Agency Agreement”), dated August 23, 2011, between the Trust and State Street Bank;[1]

(i) Schedule A to the Transfer Agency Agreement as amended as of [ ], 2013 – to be filed by amendment; and

(ii) Letter Agreement Regarding Feeder Fund Procedures to the Transfer Agency Agreement, dated December 2, 2011, among the Trust, GMO, and State Street Bank.[2]

2

	2.	Administration Agreement between the Trust, dated January 1, 2012, on behalf of the Funds listed on Exhibit I thereto (as Exhibit I may be amended from time to time), and GMO;[2]

	3.	Conforming Administration Agreement (“State Street Administration Agreement”), dated August 23, 2011, between GMO and State Street Bank;[1] and

(i) Schedule A to the State Street Administration Agreement as amended as of November 22, 2011 – to be filed by amendment.

	4.	(i) Notification of Undertaking to Reimburse Selected Fund Expenses by GMO to the Trust, dated as of August 31, 2012;[4] and

(ii) Notification of Undertaking to Reimburse Selected Fund Expenses by GMO to the Trust, on behalf of GMO International Opportunities Equity Allocation Series Fund, dated as of [ ], 2013 – to be filed by amendment.

	5.	Order Placement Agreement, dated as of March 23, 2012, between the Trust and The Northern Trust Company.[4]

(i)		Opinion and Consent of Ropes & Gray LLP – to be filed by amendment.

(j)		Consent of Independent Registered Public Accounting Firm – to be filed by amendment.

(k)		Not applicable.

(l)		Form of Initial Capital and Subscription Agreement.[1]

(m)	1.	GMO Series Trust Distribution and Service Plan, dated as of December 21, 2011;[2]

	2.	Selling and Servicing Agreement, dated as of April 19, 2012, between the Trust, on behalf of the Funds listed on Schedule C thereto, as Schedule C may be amended from time to time, and TIAA-CREF Individual & Institutional Services, LLC;[4]

	3.	Services Agreement, dated as of March 29, 2012, between the Trust, on behalf of the Funds listed on Schedule A thereto, as Schedule A may be amended from time to time, and Wells Fargo Bank, N.A;[4] and

	4.	Services Agreement, dated as of April 1, 2012, between the Trust, on behalf of the Funds listed on Exhibit A thereto, as Exhibit A may be amended from time to time, and Mercer HR Services, LLC.[4]

(n)		Plan pursuant to Rule 18f-3 under the 1940 Act, effective December 21, 2011.[2]

(o)		Reserved.

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(p)	1.	GMO Code of Ethics, dated May 17, 2012, adopted by GMO, GMO Australasia LLC, GMO Australia Ltd., GMO Netherlands, a branch office of GMO U.K. Ltd., GMO Singapore PTE Ltd., GMO Switzerland GMBH, GMO U.K. Ltd., GMO Renewable Resources LLC, GMO Renewable Resources (in New Zealand), and GMO Renewable Resources Uruguay, SRL;[3]

	2.	GMO Series Trust and GMO Trust Code of Ethics, dated September 5, 2008, as adopted by the Trust on August 23, 2011;[1] and

	3.	Code of Ethics for the Independent Trustees of GMO Series Trust, dated August 23, 2011, adopted by the Board of Trustees of the Trust.[1]

1.	Previously filed with the SEC as part of Pre-Effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended (the “1933 Act”) and Amendment No. 2 to the Registration Statement under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Pre-Effective Amendment No. 2”) on September 15, 2011, and hereby incorporated by reference.

2.	Previously filed with the SEC as part of Post-Effective Amendment No. 5 to the Registration Statement under the 1933 Act and Amendment No. 7 to the Registration Statement under the 1940 Act (“Post-Effective Amendment No. 5”) on December 21, 2011, and hereby incorporated by reference.

3.	Previously filed with the SEC as part of Post-Effective Amendment No. 7 to the Registration Statement under the 1933 Act and Amendment No. 9 to the Registration Statement under the 1940 Act (“Post-Effective Amendment No. 7”) on June 29, 2012, and hereby incorporated by reference.

4.	Previously filed with the SEC as part of Post-Effective Amendment No. 8 to the Registration Statement under the 1933 Act and Amendment No. 10 to the Registration Statement under the 1940 Act (“Post-Effective Amendment No. 8”) on August 31, 2012, and hereby incorporated by reference.

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Item 29.	Persons Controlled by or Under Common Control with a Fund

None.

Item 30.	Indemnification

Please refer to Article VIII (Indemnification) of the Amended and Restated Declaration of Trust.

In addition, the Trust will maintain a trustees and officers liability insurance policy under which the Trust and its trustees and officers will be named insureds. The Trust also has entered into agreements with each of its trustees pursuant to which each of the Funds has agreed to indemnify each Trustee to the maximum extent permitted by applicable law against any liability and expense incurred by the Trustee by reason of the Trustee being or having been a Trustee.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Trust’s Declaration of Trust, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

A description of the business of Grantham, Mayo, Van Otterloo & Co. LLC, the investment adviser of the Fund (the “Investment Adviser”), is set forth under the captions “Management of the Trust” in the prospectus and “Investment Advisory and Other Services” in the statement of additional information, all forming part of this Registration Statement.

Except as set forth below, the directors, officers, and members of the Investment Adviser, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors, officers, or members of the Investment Adviser or certain of its affiliates. Certain directors, officers, and members of the Investment Adviser serve as officers or trustees of the Registrant as set forth under the caption “Management of the Trust” in the Registrant’s statement of additional information, forming part of this Registration Statement, and/or as officers and/or directors of certain private investment companies managed by the Investment Adviser or certain of its affiliates. The address of the Investment Adviser and the Registrant is 40 Rowes Wharf, Boston, Massachusetts 02110.

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Name	Position with Investment Adviser	Other Connections
Arjun Divecha	Member, Chairman of the Board of Directors, and Investment Director	Board Member, Divecha Centre for Climate Change, Indian Institute of Science, Bengaluru, India; Director, Frog Hollow Fresh LLC, P.O. Box 872, Brentwood, CA 94513

R. Jeremy Grantham	Founding Member, Member of the Board of Directors, and Chief Investment Strategist	Board Member, RARE Conservation, 1310 North Courthouse Road, Suite 110, Arlington, VA 22201; Board Member, Divecha Centre for Climate Change, Indian Institute of Science, Bengaluru, India; CFA Institute – Investors’ Working Group (IWG) Member, 560 Ray C. Hunt Drive, Charlottesville, VA 22903; Board Member, Imperial College of London – Grantham Institute for Climate Change, London SW7 2AZ; Board Member, London School of Economics – Grantham Institute for Climate Change, Houghton Street, London, WC2A 2AE; Board Member, The Nature Conservancy, 4245 North Fairfax Drive, Suite 100, Arlington, VA 22203; Trustee, The Grantham Foundation for the Protection of the Environment, 40 Rowes Wharf, Boston, MA 02110; Trustee, The Jeremy and Hannelore Grantham Environmental Trust, 40 Rowes Wharf, Boston, MA 02110

John Rosenblum	Member and Vice Chairman of the Board of Directors	Trustee, American Civil War Center Foundation, 200 S. Third St., Richmond, VA 23219; Chair of the Board, The Apprenticeshop (f/k/a Atlantic Challenge), 643 Main St., Rockland, ME 04841; Treasurer and Board Member, Farnsworth Art Museum, 16 Museum Street, Rockland, ME 04841; Vice Chair of the Board, Maine Media Workshops and Maine Media College, 70 Camden Street, Rockport, ME 04856, Board Member, Maine Chapter, The Nature Conservancy, 14 Maine Street, Brunswick, ME 04011

Eyk Van Otterloo	Founding Member	Chairman of the Board, Chemonics International, 1133 20th Street, NW, Suite 600, Washington, D.C. 20036; Board Member, CliniLabs, 423 W. 55th Street, 4th Floor, New York, NY 10019; Member, Board of Commissioners, Groothandelsgebouw NV, 45 Stationsplein P.O. Box 29057, 3001GB Rotterdam, Netherlands

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Item 32.	Principal Underwriters

Item 32(a).	Funds Distributor, LLC (“FD”) acts as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

GMO Series Trust

GMO Trust

Munder Series Trust

Mirae Asset Discovery Funds

FD is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. FD has its main address at Three Canal Plaza, Suite 100, Portland, Maine 04101.

Item 32(b).	Information about Directors and Officers of FD is as follows:

Director or Officer	Positions and Offices with FD
Mark A. Fairbanks	President and Manager
Richard J. Berthy	Vice President, Treasurer, and Manager
Nanette K. Chern	Vice President and Chief Compliance Officer
Lisa S. Clifford	Vice President and Managing Director of Compliance
Jennifer E. Hoopes	Secretary
Nishant Bhatnagar	Assistant Secretary

The above FD directors and officers do not have positions or offices with the Trust.

Item 32(c).	None.

Item 33.	Location of Accounts and Records

The accounts, books, and other documents required to be maintained by Section 31(a) and the rules thereunder will be maintained at the offices of the Registrant, 40 Rowes Wharf, Boston, MA 02110; the Registrant’s investment adviser, Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110; the Registrant’s distributor, Funds Distributor, LLC, 10 High Street, Suite 302, Boston, MA 02110; the Registrant’s custodian for certain of the Funds, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109; and the Registrant’s custodian for certain of the Funds and transfer agent, State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

Item 34.	Management Services

Not applicable.

7

Item 35.	Undertakings

None.

8

Notice

A copy of the Declaration of Trust, together with all amendments thereto, is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of this instrument are not binding upon any of the Trustees or officers of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

9

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940 (the “1940 Act”), each as amended, the Registrant, GMO Series Trust, has duly caused this Post-Effective Amendment No. 10 under the Securities Act and Amendment No. 12 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 21st day of May, 2013.

GMO Series Trust

By:	J.B. KITTREDGE*
J.B. Kittredge
Title:	President; Chief Executive Officer; Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 10 to GMO Series Trust’s Registration Statement under the Securities Act has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

J.B. KITTREDGE* J.B. Kittredge	Trustee; President; Chief Executive Officer; Principal Executive Officer	May 21, 2013

SHEPPARD N. BURNETT* Sheppard N. Burnett	Treasurer; Chief Financial Officer; Principal Financial and Accounting Officer	May 21, 2013

MARIA D. FURMAN* Maria D. Furman	Trustee	May 21, 2013

SANDRA WHISTON* Sandra Whiston	Trustee	May 21, 2013

* By:	/s/ Jason B. Harrison
Jason B. Harrison Attorney-in-Fact**

**	Pursuant to Powers of Attorney for each of J.B. Kittredge and Sheppard N. Burnett, filed with the SEC as part of the Initial Registration Statement of the Registrant on May 31, 2011, pursuant to Power of Attorney for Maria D. Furman filed with the SEC as part of Pre-Effective Amendment No. 2 to the Registration Statement under the Securities Act and Amendment No. 2 to the Registration Statement under the 1940 Act on September 15, 2011, and pursuant to Power of Attorney for Sandra Whiston filed with the SEC as part of Post-Effective Amendment No. 5 to the Registration Statement under the Securities Act and Amendment No. 7 to the Registration Statement under the 1940 Act on December 21, 2011.

GMO SERIES TRUST 485(a) FILING (GMO SERIES TRUST INTERNATIONAL OPPORTUNITIES EQUITY ALLOCATION SERIES FUND)

EXHIBIT INDEX

GMO SERIES TRUST

Exhibit Ref.	Title of Exhibit

Exhibit (a)(2)	Amendment No. 1 to the Declaration of Trust

Other.

1	Certificate of Clerk of the Trust certifying resolution by the Board of Trustees of the Trust required pursuant to Rule 483 under the Securities Act of 1933.